UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07123

BNY Mellon Advantage Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/19

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Dynamic Total Return Fund

BNY Mellon Global Dynamic Bond Income Fund

BNY Mellon Global Real Return Fund

BNY Mellon Sustainable Balanced Fund

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon Dynamic Total Return Fund

ANNUAL REPORT October 31, 2019

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Dynamic Total Return Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Dynamic Total Return Fund (formerly, Dynamic Total Return Fund), covering the 12-month period from November 1, 2018 through October 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Equity markets weakened in the fourth quarter of 2018, as concerns about rising interest rates, trade tensions and slowing global growth provided downward pressure on returns. In December 2018, stocks experienced a sharp sell-off, as it appeared that the U.S. Federal Reserve (the “Fed”) would maintain its hawkish stance on monetary policy. In January 2019, a pivot in stance from the Fed helped stimulate a rebound across equity markets that continued into the second quarter. Escalating trade tensions disrupted equity markets again in May. The dip was short-lived, as markets rose once again in June and July of 2019, when a trade deal appeared more likely, and the pace of U.S. economic growth remained steady. Nevertheless, concerns continued to emerge over slowing global growth, resulting in bouts of market volatility in August 2019. Stocks rebounded in September and continued an upward path through most of October 2019, supported in part by central bank policy and consistent consumer spending.

In fixed-income markets, a risk-off mentality prevailed to start the period, fueled in part by equity market volatility. A flight to quality supported price increases for U.S. Treasuries, which continued through the end of 2018, leading to a flattening yield curve. After the Fed’s supportive statements in January 2019, other developed-market central banks followed suit and reiterated their abilities to bolster flagging growth by continuing accommodative policies. This further buoyed fixed-income instrument prices. The Fed cut rates in July, September and October of 2019, for a total 75-basis-point reduction in the federal funds rate during the 12 months. Concerns about the pace of global economic growth also fueled demand for fixed-income instruments during much of the reporting period, resulting in positive bond market returns.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
November 15, 2019

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2018 through October 31, 2019, as provided by portfolio managers Vassilis Dagioglu, James Stavena, Torrey Zaches, Joseph Miletich and Sinead Colton, of Mellon Investments Corporation, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended October 31, 2019, BNY Mellon Dynamic Total Return Fund’s (formerly, Dynamic Total Return Fund) Class A shares produced a total return of 8.82%, Class C shares returned 8.01%, Class I shares returned 9.04%, and Class Y shares returned 9.13%.1 In comparison, the FTSE Three-Month U.S. Treasury Bill Index, the MSCI World Index, and an index comprised of 60% MSCI World Index and 40% FTSE World Government Bond Index (the “Hybrid Index”) returned 2.35%, 12.69% and 11.96%, respectively.2,3,4,5

The fund delivered a strong total return over the reporting period through significant market swings, though it lagged the more aggressive balanced and equity benchmarks. The fund’s allocation to U.S. government bonds contributed the largest share of the total return over the reporting period, as bonds rallied significantly on fears of a synchronized global growth slowdown. A healthy allocation to global stocks also contributed to the positive total return, as equity markets responded to another round of central-bank easing.

The Fund’s Investment Approach

The fund seeks total return. To pursue its goal, the fund normally invests in instruments that provide investment exposure to global equity, bond, currency and commodity markets, and in fixed-income securities. The fund may invest in instruments that provide economic exposure to developed- and, to a limited extent, emerging-market issuers.

The fund will seek to achieve investment exposure to global equity, bond, currency and commodity markets primarily through long and short positions in futures, options, forward contracts, swap agreements or exchange-traded funds (ETFs), and normally will use economic leverage as part of its investment strategy. The fund also may invest in fixed-income securities, such as bonds, notes (including structured notes) and money market instruments and including foreign government obligations and securities of supranational entities, to provide exposure to bond markets and for liquidity and income, as well as hold cash.

The fund’s portfolio managers apply a systematic, analytical investment approach designed to identify and exploit relative misvaluation opportunities across and within global capital markets. The portfolio managers update, monitor and follow buy or sell recommendations using proprietary investment models. Among equity markets, the portfolio managers employ a bottom-up valuation approach using proprietary models to derive market-level expected returns. For bond markets, the portfolio managers use proprietary models to identify temporary mispricing among global bond markets. For currency markets, the portfolio managers evaluate currencies on a relative valuation basis and overweight exposure to currencies that are undervalued. For commodities, the portfolio managers seek to identify opportunities in commodity markets by measuring and evaluating inventory and term structure, hedging and speculative activity, as well as momentum. The investment process combines fundamental and momentum signals in a quantitative framework.

Synchronized Global Growth Slowdown Leads to a Strong Response From Central Banks

Global equity markets tumbled significantly towards the end of 2018, only to see a full reversal to new all-time highs by the end of the reporting period. Global stocks began the period with a double-digit decline in December, yet ended the 12-month reporting period with a gain of more than 12%. Bonds

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

also rallied after the U.S. Federal Reserve (the “Fed”) capitulated on any further interest-rate hikes in 2019 and ended the quantitative tightening (QT) program in the fall of 2019.

Fiscal stimulus, led by tax cuts in the U.S., fostered increased expectations of higher growth and corporate profits through 2018 and into 2019. The fiscal stimulus, combined with a robust labor market, continued to lead the Fed toward policy normalization. The Fed hiked short-term interest rates four times in quarter-point increments in 2018, bringing the target range of the federal funds rate to 2.25%-2.50%. However, toward the end of 2018, the market rapidly began to expect a significant global growth slowdown in early 2019. Furthermore, the market feared that future anticipated Fed rate hikes and QT actions would tip the economy into recession. The significant eruption of volatility after the December 2018 rate hike got the attention of Fed Chair Jerome Powell. In his January press conference, he began to make it clear that the Fed would alter its plans should growth expectations fall. This signal from the Fed led to a sharp reversal in markets and by March, the Fed capitulated on any further rate hikes in 2019 and announced its plan to end QT by the fall. By the end of the reporting period, the Fed had cut the federal funds target rate three times, bringing it to a range of 1.50%-1.75%.

As fears of a significant growth slowdown eased in the latter half of the reporting period, and prospects brightened for an interim U.S.-China trade agreement, volatility retreated, and additional positive economic and geopolitical data emerged. The U.S. economy proved to be the bulwark for global growth, as posted GDP growth averaged around 2.0%, when many had feared an economic recession was imminent.

Positive Total Return Through Volatile Market Conditions

The fund delivered a strong total return over the reporting period through significant market swings, though it lagged the more aggressive balanced and equity benchmarks. The fund’s allocation to U.S. government bonds contributed the largest share of the total return over the reporting period, as bonds rallied significantly over the reporting period on fears of a synchronized global growth slowdown. The fund was short in aggregate non-U.S. government bonds, which did detract somewhat from the total return, but good relative long/short positioning limited the negative performance. A small allocation to below-investment-grade bonds added to performance.

With regard to equities, a healthy allocation to global stocks contributed to the positive total return over the reporting period, as equity markets responded to another round of central-bank easing. While returns to developed non-U.S. market equities were positive, the fund’s overweight allocation to these markets detracted from relative performance, as they underperformed the S&P 500 Index. The relative underperformance of the fund’s international equity allocation was broadly spread across Japanese, UK and German markets, as the global growth slowdown had more of an impact overseas. Lastly, small allocations to commodities and inflation-linked bonds added incremental performance but were offset by negative tactical decisions in currency markets.

The fund also incorporates risk hedging and volatility management activities to mitigate drawdowns during significant market corrections. For example, the fund will purchase put option protection and will mitigate risk taking during volatility eruptions. While these hedging activities helped mitigate drawdowns early in the reporting period, the sudden market reversal around the new year led to slight underperformance, as markets rallied into the close of the reporting period.

Reducing Risk, but Still Cautiously Optimistic as Central Banks Ease

In light of the strong rally across global stock and bond markets over the reporting period, the strategy has reduced risk taking in both asset classes. While central banks have again demonstrated that they will respond aggressively to any growth slowdowns, the rally in stocks and bonds over the reporting period has resulted in lower future expectations and yields. As a result, the allocation to cash has been increased as of the close of the reporting period. The fund sold all of its inflation-linked bond holdings and also significantly reduced its net exposure to government bonds. With regard to equities, the fund

4

has lowered the allocation over the reporting period and has reduced the overweight allocation to foreign equity markets. The fund maintains a residual allocation to emerging-market stocks.

While the fund has reduced risk due to higher valuations in both stocks and bonds, we expect the continuation of modest global economic growth and contained inflation that has allowed central banks around the world to resume an easing cycle and loosen financial conditions. The primary fears that existed a year ago, including a central-bank policy error and the escalating U.S.-China trade war, have subsided. Additional geopolitical risks remain, however, as Brexit negotiations have not been settled, and there are several elections across Europe that may see further gains by various populist movements.

As the fund has reduced its tactical positioning across equity markets, it has rotated into tactical trades across government bond markets and currencies. In particular, we continue to strongly favor U.S. government bonds relative to international counterparts, as the interest-rate differentials between the U.S. and overseas markets are at or near historic highs. The fund is offsetting the U.S. Treasury long position with short positions in UK and German government bonds. The fund holds long positions in the U.S. and Australian dollars, offsetting them with short positions concentrated in the euro and Swiss franc. Lastly, given our belief that global inflationary pressures are contained, we maintain only a small allocation to commodities.

November 15, 2019

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Past performance is no guarantee of future results. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 1, 2020, at which time it may be extended, terminated, or modified.

2 Source: Lipper Inc. — The MSCI World Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The FTSE Three-Month U.S. Treasury Bill Index consists of the last three-month Treasury bill month-end rates. The FTSE Three-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Investors cannot invest directly in any index.

4 Source: Lipper Inc. — The FTSE World Government Bond Index (the “WGB Index”) measures the performance of fixed-rate, local-currency, investment-grade sovereign bonds. The WGB Index is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. The WGB Index provides a broad benchmark for the global sovereign fixed-income market. Investors cannot invest directly in any index.

5 Source: FactSet —The Hybrid Index is an unmanaged hybrid index composed of 60% MSCI World Index and 40% WGB Index. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity, call, sector and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity. These risks generally are greater with emerging-market countries than with more economically and politically established foreign countries.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging-market countries.

The fund may, but is not required to, use derivative instruments, such as options, futures, options on futures, forward contracts and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Dynamic Total Return Fund with a hypothetical investment of $10,000 in the MSCI World Index, FTSE Three-Month U.S. Treasury Bill Index and an index comprised of 60% MSCI World Index and 40% FTSE World Government Bond Index (the “Hybrid Index”)

† Source: FactSet
†† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Class A, Class C and Class I shares of BNY Mellon Dynamic Total Return Fund on 10/31/09 to a hypothetical investment of $10,000 made on that date in each of the following: MSCI World Index, FTSE Three-Month U.S. Treasury Bill Index and the Hybrid Index. Returns assume all dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. The FTSE Three-Month U.S. Treasury Bill Index consists of the last three-month Treasury bill month-end rates. The FTSE Three-Month U.S. Treasury Bill Index measures returns equivalent of yield averages. The instruments are not marked to market. The FTSE World Government Bond Index (the “WGB Index”) measures the performance of fixed-rate, local currency, investment-grade sovereign bonds. The WGB Index is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. The WGB Index provides a broad benchmark for the global sovereign fixed income market. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Dynamic Total Return Fund with a hypothetical investment of $1,000,000 in the MSCI World Index, FTSE Three-Month U.S. Treasury Bill Index and an index comprised of 60% MSCI World Index and 40% FTSE World Government Bond Index (the “Hybrid Index”)

† Source: FactSet

†† Source: Lipper Inc.

††† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in Class Y shares of BNY Mellon Dynamic Total Return Fund on 10/31/09 to a hypothetical investment of $1,000,000 made on that date in each of the following: MSCI World Index, FTSE Three-Month U.S. Treasury Bill Index and the Hybrid Index. Returns assume all dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. The FTSE Three-Month U.S. Treasury Bill Index consists of the last three-month Treasury bill month-end rates. The FTSE Three-Month U.S. Treasury Bill Index measures returns equivalent of yield averages. The instruments are not marked to market. The FTSE World Government Bond Index (the “WGB Index”) measures the performance of fixed-rate, local currency, investment-grade sovereign bonds. The WGB Index is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. The WGB Index provides a broad benchmark for the global sovereign fixed income market. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

7

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 10/31/19
	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	5/2/06	2.57%	1.19%	5.04%
without sales charge	5/2/06	8.82%	2.40%	5.66%
Class C shares
with applicable redemption charge †	5/2/06	7.01%	1.64%	4.87%
without redemption	5/2/06	8.01%	1.64%	4.87%
Class I shares	5/2/06	9.04%	2.66%	5.98%
Class Y shares	7/1/13	9.13%	2.73%	6.00%††
MSCI World Index		12.69%	7.58%	9.48%
FTSE Three-Month U.S. Treasury Bill Index		2.35%	0.99%	0.53%
Hybrid Index		11.96%	5.50%	6.54%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (inception date for Class Y shares), not reflecting the applicable sales charges for class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

8

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Dynamic Total Return Fund from May 1, 2019 to October 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2019

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$7.32	$11.11	$6.05	$5.90
Ending value (after expenses)	$1,015.60	$1,012.10	$1,016.40	$1,017.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2019

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$7.32	$11.12	$6.06	$5.90
Ending value (after expenses)	$1,017.95	$1,014.17	$1,019.21	$1,019.36

†  Expenses are equal to the fund’s annualized expense ratio of 1.44% for Class A, 2.19% for Class C, 1.19% for Class I and 1.16% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

9

CONSOLIDATED STATEMENT OF INVESTMENTS
October 31, 2019

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.2%
Advertising - .0%
Lamar Media, Gtd. Notes	5.00	5/1/2023	40,000		40,825
Lamar Media, Gtd. Notes	5.38	1/15/2024	75,000		77,048
MDC Partners, Gtd. Notes	6.50	5/1/2024	20,000	[a]	19,225
National CineMedia, Sr. Scd. Notes	6.00	4/15/2022	60,000		60,756
Outfront Media Capital, Gtd. Notes	5.00	8/15/2027	40,000	[a]	42,001
				239,855
Aerospace & Defense - .1%
Arconic, Sr. Unscd. Notes	5.13	10/1/2024	75,000		80,491
Arconic, Sr. Unscd. Notes	5.40	4/15/2021	95,000		98,041
Arconic, Sr. Unscd. Notes	5.95	2/1/2037	30,000		32,421
Arconic, Sr. Unscd. Notes	6.75	1/15/2028	75,000		86,557
Bombardier, Sr. Unscd. Notes	6.13	1/15/2023	75,000	[a]	73,500
Bombardier, Sr. Unscd. Notes	7.50	12/1/2024	25,000	[a]	24,297
Bombardier, Sr. Unscd. Notes	7.50	3/15/2025	120,000	[a]	115,200
Bombardier, Sr. Unscd. Notes	7.88	4/15/2027	120,000	[a]	113,700
Bombardier, Sr. Unscd. Notes	8.75	12/1/2021	50,000	[a]	53,125
Moog, Gtd. Notes	5.25	12/1/2022	40,000	[a]	40,650
TransDigm, Gtd. Notes	6.00	7/15/2022	50,000		50,913
TransDigm, Gtd. Notes	6.38	6/15/2026	85,000		89,250
TransDigm, Gtd. Notes	6.50	5/15/2025	95,000		98,919
TransDigm, Gtd. Notes	6.50	7/15/2024	55,000		56,994
TransDigm, Sr. Scd. Notes	6.25	3/15/2026	180,000	[a]	193,275
				1,207,333
Agriculture - .0%
Pyxus International, Scd. Notes	9.88	7/15/2021	25,000		15,625
Vector Group, Gtd. Notes	10.50	11/1/2026	15,000	[a]	15,375
Vector Group, Sr. Scd. Notes	6.13	2/1/2025	75,000	[a]	72,375
				103,375
Airlines - .0%
Air Canada, Gtd. Notes	7.75	4/15/2021	50,000	[a]	53,812
UAL Pass Through Trust, Ser. 2007-1, Cl. 071 A	6.64	7/2/2022	42,092		44,631
United Airlines Holdings, Gtd. Notes	4.88	1/15/2025	40,000		42,084
Virgin Australia Holdings, Gtd. Notes	7.88	10/15/2021	50,000	[a]	51,500
WestJet Airlines, Gtd. Notes	3.50	6/16/2021	40,000	[a]	40,567
				232,594
Automobiles & Components - .1%
Adient, Sr. Scd. Notes	7.00	5/15/2026	35,000	[a]	36,969
Adient Global Holdings, Gtd. Notes	4.88	8/15/2026	75,000	[a]	59,250
Allison Transmission, Sr. Unscd. Bonds	5.00	10/1/2024	40,000	[a]	41,100

10

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.2% (continued)
Automobiles & Components - .1% (continued)
Allison Transmission, Sr. Unscd. Notes	4.75	10/1/2027	40,000	[a]	41,100
American Axle & Manufacturing, Gtd. Notes	6.50	4/1/2027	50,000		47,563
American Axle & Manufacturing, Gtd. Notes	6.63	10/15/2022	24,000		24,180
Aston Martin Capital Holdings, Sr. Scd. Notes	6.50	4/15/2022	50,000	[a]	44,257
BCD Acquisition, Sr. Scd. Notes	9.63	9/15/2023	75,000	[a]	77,345
Cooper-Standard Automotive, Gtd. Notes	5.63	11/15/2026	50,000	[a]	42,750
Dana, Sr. Unscd. Notes	5.50	12/15/2024	30,000		30,938
Dana Financing Luxembourg, Gtd. Notes	5.75	4/15/2025	30,000	[a]	31,200
Fiat Chrysler Automobiles, Sr. Unscd. Notes	5.25	4/15/2023	75,000		80,344
Jaguar Land Rover Automotive, Gtd. Notes	5.63	2/1/2023	75,000	[a]	74,906
Navistar International, Gtd. Notes	6.63	11/1/2025	95,000	[a]	97,375
Panther BF Aggregator 2, Gtd. Notes	8.50	5/15/2027	130,000	[a]	130,975
Tesla, Gtd. Notes	5.30	8/15/2025	100,000	[a]	94,875
The Goodyear Tire & Rubber Company, Gtd. Notes	4.88	3/15/2027	38,000		38,333
The Goodyear Tire & Rubber Company, Gtd. Notes	5.00	5/31/2026	20,000		20,750
Wabash National, Gtd. Notes	5.50	10/1/2025	10,000	[a]	9,800
				1,024,010
Banks - .1%
Barclays, Sub. Notes	5.20	5/12/2026	200,000		217,319
CIT Group, Sr. Unscd. Notes	4.13	3/9/2021	30,000		30,750
CIT Group, Sr. Unscd. Notes	5.00	8/15/2022	65,000		69,262
CIT Group, Sr. Unscd. Notes	5.00	8/1/2023	30,000		32,438
CIT Group, Sub. Notes	6.13	3/9/2028	50,000		59,125
Deutsche Bank, Sub. Notes	4.50	4/1/2025	200,000		195,125
Dresdner Funding Trust I, Jr. Sub. Notes	8.15	6/30/2031	130,000	[a]	174,102
Freedom Mortgage, Sr. Unscd. Notes	8.13	11/15/2024	55,000	[a]	51,838
Intesa Sanpaolo, Sub. Notes	5.71	1/15/2026	75,000	[a]	80,478
Royal Bank of Scotland Group, Jr. Sub. Bonds	7.65	9/30/2031	30,000		42,759
				953,196
Building Materials - .1%
BMC East, Sr. Scd. Notes	5.50	10/1/2024	40,000	[a]	41,750
Boise Cascade, Gtd. Notes	5.63	9/1/2024	40,000	[a]	41,800
Builders FirstSource, Sr. Scd. Notes	6.75	6/1/2027	45,000	[a]	49,050

11

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.2% (continued)
Building Materials - .1% (continued)
CIMPOR Financial Operations, Gtd. Notes	5.75	7/17/2024	75,000	[a]	55,501
Griffon, Gtd. Notes	5.25	3/1/2022	40,000		40,400
Jeld-Wen, Gtd. Notes	4.63	12/15/2025	45,000	[a]	44,663
Masonite International, Gtd. Notes	5.75	9/15/2026	35,000	[a]	37,275
Standard Industries, Sr. Unscd. Notes	5.00	2/15/2027	100,000	[a]	104,625
Standard Industries, Sr. Unscd. Notes	5.50	2/15/2023	75,000	[a]	76,852
Standard Industries, Sr. Unscd. Notes	6.00	10/15/2025	75,000	[a]	79,125
US Concrete, Gtd. Notes	6.38	6/1/2024	25,000		26,148
				597,189
Chemicals - .1%
Aruba Investments, Sr. Unscd. Notes	8.75	2/15/2023	80,000	[a]	80,479
Ashland, Gtd. Notes	4.75	8/15/2022	60,000		63,075
Ashland, Gtd. Notes	6.88	5/15/2043	50,000		57,250
Blue Cube Spinco, Gtd. Notes	9.75	10/15/2023	20,000		21,850
Blue Cube Spinco, Gtd. Notes	10.00	10/15/2025	75,000		84,187
CF Industries, Gtd. Notes	3.45	6/1/2023	30,000		30,563
CF Industries, Gtd. Notes	4.95	6/1/2043	35,000		35,175
CF Industries, Gtd. Notes	5.38	3/15/2044	35,000		36,050
CVR Partners, Scd. Notes	9.25	6/15/2023	30,000	[a]	31,538
Element Solutions, Gtd. Notes	5.88	12/1/2025	100,000	[a]	104,891
H.B. Fuller, Sr. Unscd. Notes	4.00	2/15/2027	60,000		59,400
Hexion, Gtd. Notes	7.88	7/15/2027	20,000		19,350
INEOS Group Holdings, Scd. Notes	5.63	8/1/2024	75,000	[a]	77,062
Kissner Holdings, Sr. Scd. Notes	8.38	12/1/2022	20,000	[a]	20,913
Neon Holdings, Sr. Scd. Notes	10.13	4/1/2026	15,000		14,869
Olin, Sr. Unscd. Notes	5.00	2/1/2030	10,000		9,888
PolyOne, Sr. Unscd. Notes	5.25	3/15/2023	75,000		81,281
PQ, Sr. Scd. Notes	6.75	11/15/2022	25,000	[a]	25,906
Rayonier AM Products, Gtd. Notes	5.50	6/1/2024	25,000	[a]	17,438
The Chemours Company, Gtd. Notes	6.63	5/15/2023	24,000		23,962
The Chemours Company, Gtd. Notes	7.00	5/15/2025	15,000		14,513
TPC Group, Sr. Scd. Notes	10.50	8/1/2024	40,000	[a]	42,600
Trinseo Materials Operating, Gtd. Notes	5.38	9/1/2025	26,000	[a]	25,220
Tronox Finance, Gtd. Notes	5.75	10/1/2025	35,000	[a]	33,163
Valvoline, Gtd. Notes	5.50	7/15/2024	50,000		52,141
W.R Grace & Co., Gtd. Notes	5.13	10/1/2021	75,000	[a]	78,187
				1,140,951

12

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.2% (continued)
Commercial & Professional Services - .2%
Ahern Rentals, Scd. Notes	7.38	5/15/2023	40,000	[a]	32,600
Atento Luxco 1, Sr. Scd. Notes	6.13	8/10/2022	70,000	[a]	71,575
Avis Budget Car Rental, Gtd. Notes	5.50	4/1/2023	12,000		12,266
Capitol Investment Merger Sub 2, Scd. Notes	10.00	8/1/2024	70,000	[a]	72,275
Emeco, Sr. Scd. Notes, Ser. B	9.25	3/31/2022	60,000		63,540
Harsco, Gtd. Notes	5.75	7/31/2027	25,000	[a]	26,032
Jaguar Holding II, Gtd. Notes	6.38	8/1/2023	50,000	[a]	51,875
Midas Intermediate Holdco II, Gtd. Notes	7.88	10/1/2022	60,000	[a]	53,550
MPH Acquisition Holdings, Gtd. Notes	7.13	6/1/2024	115,000	[a]	107,812
Nielsen Finance, Gtd. Notes	5.00	4/15/2022	115,000	[a]	116,152
Prime Security Services Borrower, Sr. Scd. Notes	5.25	4/15/2024	80,000	[a]	82,100
Refinitiv US Holdings, Gtd. Notes	8.25	11/15/2026	130,000	[a]	146,250
Ritchie Bros Auctioneers, Gtd. Notes	5.38	1/15/2025	75,000	[a]	78,562
Service Corp International, Sr. Unscd. Notes	5.38	5/15/2024	20,000		20,675
Service Corp International, Sr. Unscd. Notes	7.50	4/1/2027	65,000		79,625
Sotera Health Topco, Sr. Unscd. Notes	8.13	11/1/2021	60,000	[a]	59,850
Team Health Holdings, Gtd. Notes	6.38	2/1/2025	30,000	[a]	19,500
The Hertz, Gtd. Notes	5.50	10/15/2024	75,000	[a]	74,782
The Hertz, Gtd. Notes	6.25	10/15/2022	5,000		5,055
The Nielsen Company, Gtd. Notes	5.00	2/1/2025	35,000	[a]	35,044
The ServiceMaster Company, Gtd. Notes	5.13	11/15/2024	15,000	[a]	15,581
United Rentals North America, Gtd. Notes	4.88	1/15/2028	70,000		72,537
United Rentals North America, Gtd. Notes	5.50	5/15/2027	120,000		126,975
United Rentals North America, Gtd. Notes	5.88	9/15/2026	40,000		42,600
United Rentals North America, Gtd. Notes	6.50	12/15/2026	45,000		48,881
United Rentals North America, Scd. Notes	4.63	7/15/2023	45,000		46,136
Verscend Escrow, Sr. Unscd. Notes	9.75	8/15/2026	65,000	[a]	69,387
WEX, Sr. Scd. Notes	4.75	2/1/2023	50,000	[a]	50,626
				1,681,843
Consumer Discretionary - .4%
24 Hour Fit Worldwide, Gtd. Notes	8.00	6/1/2022	100,000	[a]	72,750

13

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.2% (continued)
Consumer Discretionary - .4% (continued)
AMC Entertainment Holdings, Gtd. Notes	5.75	6/15/2025	10,000		9,539
AMC Entertainment Holdings, Gtd. Notes	5.88	11/15/2026	10,000		9,163
Anixter, Gtd. Notes	5.13	10/1/2021	20,000		20,750
Ashton Woods USA, Sr. Unscd. Notes	9.88	4/1/2027	10,000	[a]	11,200
Beazer Homes USA, Gtd. Notes	5.88	10/15/2027	25,000		24,625
Boyd Gaming, Gtd. Notes	6.00	8/15/2026	45,000		47,869
Boyd Gaming, Gtd. Notes	6.38	4/1/2026	75,000		79,969
Boyd Gaming, Gtd. Notes	6.88	5/15/2023	15,000		15,581
Boyne USA, Scd. Notes	7.25	5/1/2025	20,000	[a]	21,950
Brookfield Residential Properties, Gtd. Notes	6.25	9/15/2027	40,000	[a]	40,900
Brookfield Residential Properties, Gtd. Notes	6.38	5/15/2025	20,000	[a]	20,800
Caesars Resort Collection, Gtd. Notes	5.25	10/15/2025	85,000	[a]	87,231
Century Communities, Gtd. Notes	5.88	7/15/2025	50,000		52,250
Century Communities, Gtd. Notes	6.75	6/1/2027	25,000	[a]	26,813
Churchill Downs, Gtd. Notes	4.75	1/15/2028	50,000	[a]	52,000
Churchill Downs, Gtd. Notes	5.50	4/1/2027	40,000		42,500
Cinemark USA, Gtd. Notes	4.88	6/1/2023	45,000		45,788
Constellation Merger Sub, Sr. Unscd. Notes	8.50	9/15/2025	45,000	[a]	32,175
Core & Main, Sr. Unscd. Notes	6.13	8/15/2025	50,000	[a]	51,063
Diamond Resorts International, Sr. Scd. Notes	7.75	9/1/2023	100,000	[a]	103,854
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Sr. Scd. Notes	10.50	2/15/2023	10,000	[a]	10,575
Eldorado Resorts, Gtd. Notes	6.00	4/1/2025	100,000		105,625
Forestar Group, Gtd. Notes	8.00	4/15/2024	20,000	[a]	21,600
Gateway Casinos & Entertainment, Scd. Notes	8.25	3/1/2024	10,000	[a]	10,325
Hilton Domestic Operating, Gtd. Notes	4.25	9/1/2024	75,000		76,500
Hilton Domestic Operating, Gtd. Notes	5.13	5/1/2026	125,000		131,562
Hilton Worldwide Finance, Gtd. Notes	4.63	4/1/2025	35,000		36,050
Hilton Worldwide Finance, Gtd. Notes	4.88	4/1/2027	70,000		74,286
International Game Technology, Sr. Scd. Notes	6.50	2/15/2025	75,000	[a]	83,719
Jack Ohio Finance, Sr. Scd. Notes	6.75	11/15/2021	15,000	[a]	15,356
K Hovnanian Enterprises, Scd. Notes	10.00	7/15/2022	60,000	[a]	52,050

14

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.2% (continued)
Consumer Discretionary - .4% (continued)
Kar Auction Services, Gtd. Notes	5.13	6/1/2025	90,000	[a]	94,387
KB Home, Gtd. Notes	7.50	9/15/2022	50,000		56,625
Lennar, Gtd. Notes	4.75	5/30/2025	45,000		48,375
Lennar, Gtd. Notes	4.75	11/15/2022	75,000		79,219
Lennar, Gtd. Notes	4.75	11/29/2027	40,000		43,400
Lennar, Gtd. Notes	5.25	6/1/2026	60,000		66,225
Lennar, Gtd. Notes	5.88	11/15/2024	100,000		111,875
LGI Homes, Gtd. Notes	6.88	7/15/2026	35,000	[a]	36,400
Lions Gate Capital Holdings, Gtd. Notes	5.88	11/1/2024	20,000	[a]	18,950
Live Nation Entertainment, Gtd. Notes	4.88	11/1/2024	55,000	[a]	57,062
Live Nation Entertainment, Gtd. Notes	5.38	6/15/2022	50,000	[a]	50,672
Live Nation Entertainment, Gtd. Notes	5.63	3/15/2026	40,000	[a]	42,700
LKQ, Gtd. Notes	4.75	5/15/2023	12,000		12,266
Mattel, Gtd. Notes	6.75	12/31/2025	45,000	[a]	47,194
Mattel, Sr. Unscd. Notes	2.35	8/15/2021	50,000		49,250
MDC Holdings, Gtd. Notes	6.00	1/15/2043	75,000		78,469
Meritage Homes, Gtd. Notes	5.13	6/6/2027	73,000		78,840
Meritage Homes, Gtd. Notes	6.00	6/1/2025	20,000		22,450
MGM Resorts International, Gtd. Notes	6.00	3/15/2023	75,000		82,899
MGM Resorts International, Gtd. Notes	6.63	12/15/2021	60,000		65,175
MGM Resorts International, Gtd. Notes	7.75	3/15/2022	75,000		84,187
Mohegan Gaming & Entertainment, Gtd. Notes	7.88	10/15/2024	75,000	[a]	71,906
NCL, Sr. Unscd. Notes	4.75	12/15/2021	26,000	[a]	26,423
Pultegroup, Gtd. Notes	5.00	1/15/2027	25,000		27,469
PulteGroup, Gtd. Notes	5.50	3/1/2026	75,000		84,300
PulteGroup, Gtd. Notes	7.88	6/15/2032	50,000		63,375
Sabre Global, Sr. Scd. Notes	5.25	11/15/2023	75,000	[a]	77,062
Scientific Games International, Gtd. Notes	8.25	3/15/2026	65,000	[a]	68,900
Scientific Games International, Gtd. Notes	10.00	12/1/2022	26,000		26,813
Six Flags Entertainment, Gtd. Notes	4.88	7/31/2024	55,000	[a]	56,925
Six Flags Entertainment, Gtd. Notes	5.50	4/15/2027	35,000		36,750
Stars Group Holdings, Gtd. Notes	7.00	7/15/2026	90,000	[a]	97,312
Tempur Sealy International, Gtd. Notes	5.50	6/15/2026	75,000		78,750
Toll Brothers Finance, Gtd. Notes	4.35	2/15/2028	50,000		52,234

15

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.2% (continued)
Consumer Discretionary - .4% (continued)
Toll Brothers Finance, Gtd. Notes	4.88	11/15/2025	15,000		16,256
Toll Brothers Finance, Gtd. Notes	5.88	2/15/2022	35,000		37,363
TRI Pointe Group, Gtd. Notes	5.25	6/1/2027	80,000		83,200
TRI Pointe Group, Gtd. Notes	5.88	6/15/2024	20,000		21,600
VOC Escrow, Sr. Scd. Notes	5.00	2/15/2028	100,000	[a]	104,500
William Lyon Homes, Gtd. Notes	5.88	1/31/2025	100,000		102,250
William Lyon Homes, Gtd. Notes	6.63	7/15/2027	60,000	[a]	63,450
WMG Acquisition, Gtd. Notes	5.50	4/15/2026	20,000	[a]	21,050
Wyndham Destinations, Sr. Scd. Notes	4.25	3/1/2022	25,000		25,563
Wyndham Destinations, Sr. Scd. Notes	5.40	4/1/2024	15,000		15,975
Wyndham Destinations, Sr. Scd. Notes	5.75	4/1/2027	90,000		98,437
Wynn Las Vegas, Gtd. Notes	5.25	5/15/2027	50,000	[a]	52,188
Wynn Las Vegas, Gtd. Notes	5.50	3/1/2025	80,000	[a]	85,200
Wynn Resorts Finance, Sr. Unscd. Notes	5.13	10/1/2029	45,000	[a]	47,109
				4,255,398
Consumer Durables & Apparel - .0%
Hanesbrands, Gtd. Notes	4.63	5/15/2024	40,000	[a]	42,248
Hanesbrands, Gtd. Notes	4.88	5/15/2026	40,000	[a]	42,500
Under Armour, Sr. Unscd. Notes	3.25	6/15/2026	30,000		29,023
				113,771
Consumer Staples - .1%
Avon Products, Sr. Unscd. Notes	7.00	3/15/2023	5,000		5,275
Avon Products, Sr. Unscd. Notes	8.95	3/15/2043	25,000		29,000
Central Garden & Pet, Gtd. Notes	5.13	2/1/2028	50,000		51,615
Coty, Gtd. Notes	6.50	4/15/2026	25,000	[a]	25,677
Edgewell Personal Care, Gtd. Notes	4.70	5/24/2022	50,000		51,813
Kronos Acquistion Holdings, Gtd. Notes	9.00	8/15/2023	25,000	[a]	21,875
Revlon Consumer Products, Gtd. Notes	5.75	2/15/2021	25,000		21,750
Revlon Consumer Products, Gtd. Notes	6.25	8/1/2024	25,000		12,625
Spectrum Brands, Gtd. Notes	5.75	7/15/2025	75,000		78,562
The Scotts Miracle-Gro Company, Gtd. Notes	5.25	12/15/2026	75,000		79,219
Tupperware Brands, Gtd. Notes	4.75	6/1/2021	40,000		40,127
				417,538
Diversified Financials - .2%
Ally Financial, Sub. Notes	5.75	11/20/2025	50,000		55,875
Credit Acceptance, Gtd. Bonds	7.38	3/15/2023	55,000		56,994

16

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.2% (continued)
Diversified Financials - .2% (continued)
Curo Group Holdings, Sr. Scd. Notes	8.25	9/1/2025	80,000	[a]	70,800
Enova International, Gtd. Notes	8.50	9/1/2024	50,000	[a]	46,625
goeasy, Gtd. Notes	7.88	11/1/2022	25,000	[a]	26,031
Icahn Enterprises, Gtd. Notes	4.75	9/15/2024	35,000		35,525
Icahn Enterprises, Gtd. Notes	5.88	2/1/2022	125,000		126,406
Icahn Enterprises, Gtd. Notes	6.25	5/15/2026	60,000		63,750
Icahn Enterprises, Gtd. Notes	6.38	12/15/2025	60,000		63,150
LPL Holdings, Gtd. Notes	5.75	9/15/2025	100,000	[a]	104,000
Nationstar Mortgage, Gtd. Notes	6.50	6/1/2022	100,000		100,437
Nationstar Mortgage, Gtd. Notes	6.50	7/1/2021	7,000		7,044
Navient, Sr. Unscd. Notes	5.50	1/25/2023	75,000		78,187
Navient, Sr. Unscd. Notes	5.88	10/25/2024	100,000		102,750
Navient, Sr. Unscd. Notes	6.13	3/25/2024	95,000		99,778
Navient, Sr. Unscd. Notes	6.50	6/15/2022	40,000		42,900
Quicken Loans, Gtd. Notes	5.75	5/1/2025	60,000	[a]	62,069
SLM, Sr. Unscd. Notes	5.13	4/5/2022	75,000		77,625
Springleaf Finance, Gtd. Notes	6.13	5/15/2022	50,000		54,062
Springleaf Finance, Gtd. Notes	6.13	3/15/2024	110,000		120,587
Springleaf Finance, Gtd. Notes	6.88	3/15/2025	100,000		113,500
Springleaf Finance, Gtd. Notes	7.13	3/15/2026	45,000		51,497
Springleaf Finance, Gtd. Notes	8.25	12/15/2020	50,000		53,312
				1,612,904
Electronic Components - .1%
APX Group, Gtd. Notes	8.75	12/1/2020	83,000		81,859
APX Group, Sr. Scd. Notes	7.88	12/1/2022	75,000		75,281
Energizer Holdings, Gtd. Notes	7.75	1/15/2027	40,000	[a]	44,400
Ingram Micro, Sr. Unscd. Notes	5.00	8/10/2022	15,000		15,380
Ingram Micro, Sr. Unscd. Notes	5.45	12/15/2024	75,000		77,557
Sensata Technologies, Gtd. Notes	4.88	10/15/2023	75,000	[a]	79,501
The ADT Security, Sr. Scd. Notes	3.50	7/15/2022	40,000		40,243
The ADT Security, Sr. Scd. Notes	6.25	10/15/2021	40,000		42,950
WESCO Distribution, Gtd. Notes	5.38	12/15/2021	5,000		5,044
				462,215
Energy - .6%
American Midstream Partners, Gtd. Notes	9.50	12/15/2021	50,000	[a]	46,750
Antero Midstream Partners, Gtd. Notes	5.38	9/15/2024	75,000		61,125
Antero Midstream Partners, Gtd. Notes	5.75	1/15/2028	80,000	[a]	59,800
Antero Resources, Gtd. Notes	5.13	12/1/2022	65,000		48,994
Antero Resources, Gtd. Notes	5.38	11/1/2021	60,000		53,850
Antero Resources, Gtd. Notes	5.63	6/1/2023	50,000		35,313

17

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.2% (continued)
Energy - .6% (continued)
Apergy, Gtd. Notes	6.38	5/1/2026	40,000		39,300
Archrock Partners, Gtd. Notes	6.00	10/1/2022	15,000		15,150
Ascent Resources Utica Holdings, Sr. Unscd. Notes	10.00	4/1/2022	32,000	[a]	30,442
Blue Racer Midstream, Gtd. Notes	6.13	11/15/2022	85,000	[a]	83,937
Bruin E&P Partners, Sr. Unscd. Notes	8.88	8/1/2023	45,000		29,925
Buckeye Partners, Jr. Sub. Notes	6.38	1/22/2078	55,000		40,425
Buckeye Partners, Sr. Unscd. Notes	3.95	12/1/2026	35,000		32,360
Buckeye Partners, Sr. Unscd. Notes	4.13	12/1/2027	30,000		27,716
Buckeye Partners, Sr. Unscd. Notes	4.15	7/1/2023	30,000		30,205
Buckeye Partners, Sr. Unscd. Notes	4.35	10/15/2024	25,000		25,086
Buckeye Partners, Sr. Unscd. Notes	4.88	2/1/2021	40,000		40,637
Buckeye Partners, Sr. Unscd. Notes	5.60	10/15/2044	25,000		20,875
Buckeye Partners, Sr. Unscd. Notes	5.85	11/15/2043	30,000		25,961
Calfrac Holdings, Gtd. Notes	8.50	6/15/2026	60,000		26,043
California Resources, Scd. Notes	8.00	12/15/2022	60,000	[a]	17,700
Callon Petroleum, Gtd. Notes	6.13	10/1/2024	55,000		52,525
Carrizo Oil & Gas, Gtd. Notes	6.25	4/15/2023	75,000		70,125
Centennial Resource Production, Gtd. Notes	5.38	1/15/2026	70,000	[a]	65,975
Cheniere Energy Partners, Gtd. Notes	5.63	10/1/2026	45,000		47,756
Cheniere Energy Partners, Sr. Scd. Notes	5.25	10/1/2025	60,000		62,325
Chesapeake Energy, Gtd. Notes	6.13	2/15/2021	5,000		4,750
Chesapeake Energy, Gtd. Notes	7.00	10/1/2024	35,000		23,713
Chesapeake Energy, Gtd. Notes	8.00	3/15/2026	65,000		41,600
Cnx Resources, Gtd. Notes	5.88	4/15/2022	66,000		64,762
Crestwood Midstream Partners, Gtd. Notes	5.63	5/1/2027	80,000	[a]	80,802
Crestwood Midstream Partners, Gtd. Notes	5.75	4/1/2025	20,000		20,750
Crestwood Midstream Partners, Gtd. Notes	6.25	4/1/2023	75,000		76,665
CrownRock, Sr. Unscd. Notes	5.63	10/15/2025	55,000	[a]	53,970
CSI Compressco, Gtd. Notes	7.25	8/15/2022	100,000		89,500
CVR Refining, Gtd. Notes	6.50	11/1/2022	5,000		5,063
DCP Midstream Operating, Gtd. Notes	3.88	3/15/2023	80,000		81,100
DCP Midstream Operating, Gtd. Notes	4.75	9/30/2021	20,000	[a]	20,450
DCP Midstream Operating, Gtd. Notes	4.95	4/1/2022	60,000		62,106
DCP Midstream Operating, Gtd. Notes	5.13	5/15/2029	50,000		50,938

18

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.2% (continued)
Energy - .6% (continued)
DCP Midstream Operating, Gtd. Notes	6.75	9/15/2037	50,000	[a]	52,375
Denbury Resources, Scd. Bonds	9.00	5/15/2021	40,000	[a]	35,200
Denbury Resources, Scd. Notes	9.25	3/31/2022	50,000	[a]	41,250
Diamond Offshore Drilling, Sr. Unscd. Notes	3.45	11/1/2023	30,000		24,619
Diamond Offshore Drilling, Sr. Unscd. Notes	4.88	11/1/2043	30,000		15,413
Diamond Offshore Drilling, Sr. Unscd. Notes	7.88	8/15/2025	20,000		16,050
Diamondback Energy, Gtd. Notes	4.75	11/1/2024	20,000		20,725
Diamondback Energy, Gtd. Notes	5.38	5/31/2025	35,000		36,663
Endeavor Energy Resource, Sr. Unscd. Notes	5.50	1/30/2026	75,000	[a]	77,626
Energy Transfer, Sr. Scd. Notes	5.88	1/15/2024	25,000		26,063
Energy Ventures Gom, Scd. Notes	11.00	2/15/2023	30,000	[a]	29,625
EnLink Midstream, Gtd. Notes	5.38	6/1/2029	45,000		40,050
EnLink Midstream Partners, Sr. Unscd. Notes	4.15	6/1/2025	90,000		81,551
EnLink Midstream Partners, Sr. Unscd. Notes	4.85	7/15/2026	25,000		22,969
EnLink Midstream Partners, Sr. Unscd. Notes	5.05	4/1/2045	65,000		49,075
EnLink Midstream Partners, Sr. Unscd. Notes	5.45	6/1/2047	25,000		19,250
EnLink Midstream Partners, Sr. Unscd. Notes	5.60	4/1/2044	15,000		11,588
Extraction Oil & Gas, Gtd. Notes	5.63	2/1/2026	15,000	[a]	6,450
Extraction Oil & Gas, Gtd. Notes	7.38	5/15/2024	85,000	[a]	35,275
Genesis Energy, Gtd. Notes	6.00	5/15/2023	50,000		48,750
Genesis Energy, Gtd. Notes	6.25	5/15/2026	50,000		46,500
Gulfport Energy, Gtd. Notes	6.00	10/15/2024	30,000		19,425
Gulfport Energy, Gtd. Notes	6.38	1/15/2026	45,000		27,225
HighPoint Operating, Gtd. Notes	7.00	10/15/2022	35,000		31,500
HighPoint Operating, Gtd. Notes	8.75	6/15/2025	30,000		26,850
Hilcorp Energy I, Sr. Unscd. Notes	5.75	10/1/2025	75,000	[a]	67,312
Hilcorp Energy I, Sr. Unscd. Notes	6.25	11/1/2028	85,000	[a]	72,250
Laredo Petroleum, Gtd. Notes	5.63	1/15/2022	20,000		19,250
Martin Midstream Partners, Gtd. Notes	7.25	2/15/2021	15,000		13,553
Matador Resources, Gtd. Notes	5.88	9/15/2026	45,000		43,425
MEG Energy, Gtd. Notes	7.00	3/31/2024	95,000	[a]	89,708
MEG Energy, Scd. Notes	6.50	1/15/2025	50,000	[a]	52,187
Montage Resources, Gtd. Notes	8.88	7/15/2023	75,000		58,125
Murphy Oil, Sr. Unscd. Notes	5.63	12/1/2042	15,000		12,843

19

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.2% (continued)
Energy - .6% (continued)
Murphy Oil, Sr. Unscd. Notes	5.75	8/15/2025	70,000		71,314
Murphy Oil, Sr. Unscd. Notes	6.88	8/15/2024	25,000		26,496
Nabors Industries, Gtd. Notes	5.75	2/1/2025	35,000		26,261
NGL Energy Partners, Gtd. Notes	6.13	3/1/2025	75,000		69,750
NGL Energy Partners, Gtd. Notes	7.50	4/15/2026	70,000	[a]	67,180
Noble Holding International, Gtd. Notes	5.25	3/15/2042	20,000		7,700
Noble Holding International, Gtd. Notes	6.05	3/1/2041	100,000		35,500
Noble Holding International, Gtd. Notes	7.75	1/15/2024	7,000		4,235
NuStar Logistics, Gtd. Notes	4.75	2/1/2022	125,000		127,500
Oceaneering International, Sr. Unscd. Notes	4.65	11/15/2024	80,000		74,800
Parsley Energy, Gtd. Notes	5.38	1/15/2025	60,000	[a]	62,069
Parsley Energy, Gtd. Notes	5.63	10/15/2027	95,000	[a]	98,562
Parsley Energy, Gtd. Notes	6.25	6/1/2024	20,000	[a]	20,875
Pattern Energy Group, Gtd. Notes	5.88	2/1/2024	50,000	[a]	51,500
PBF Holding, Gtd. Notes	7.00	11/15/2023	20,000		20,700
PBF Logistics, Gtd. Notes	6.88	5/15/2023	75,000		77,250
Pride International, Gtd. Notes	7.88	8/15/2040	45,000		23,400
QEP Resources, Sr. Unscd. Notes	5.25	5/1/2023	10,000		9,550
QEP Resources, Sr. Unscd. Notes	5.38	10/1/2022	35,000		34,478
QEP Resources, Sr. Unscd. Notes	5.63	3/1/2026	5,000		4,525
QEP Resources, Sr. Unscd. Notes	6.88	3/1/2021	30,000		30,188
Range Resources, Gtd. Notes	4.88	5/15/2025	15,000		12,113
Range Resources, Gtd. Notes	5.00	8/15/2022	10,000		9,500
Rowan Companies, Gtd. Notes	4.88	6/1/2022	25,000		16,875
Rowan Companies, Gtd. Notes	5.85	1/15/2044	20,000		7,700
Semgroup/Rose Rock Finance, Gtd. Notes	5.63	7/15/2022	20,000		20,320
Seven Generations Energy, Gtd. Notes	6.88	6/30/2023	120,000	[a]	122,700
SM Energy, Sr. Unscd. Notes	5.63	6/1/2025	5,000		4,263
SM Energy, Sr. Unscd. Notes	6.13	11/15/2022	22,000		21,065
SM Energy, Sr. Unscd. Notes	6.75	9/15/2026	20,000		17,250
Southwestern Energy, Gtd. Notes	7.50	4/1/2026	85,000		75,020
Southwestern Energy, Gtd. Notes	7.75	10/1/2027	5,000		4,325
Southwestern Energy, Sr. Unscd. Notes	6.20	1/23/2025	55,000		48,675
SRC Energy, Sr. Unscd. Notes	6.25	12/1/2025	95,000		89,281
Summit Midstream Holdings, Gtd. Notes	5.75	4/15/2025	75,000		58,500
Suncor Energy Ventures, Gtd. Notes	4.50	4/1/2022	100,000	[a]	103,522

20

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.2% (continued)
Energy - .6% (continued)
Sunoco, Gtd. Notes	4.88	1/15/2023	50,000		51,438
Sunoco, Gtd. Notes	5.88	3/15/2028	75,000		78,939
Tallgrass Energy Partners, Gtd. Notes	4.75	10/1/2023	70,000	[a]	68,162
Tallgrass Energy Partners, Gtd. Notes	5.50	1/15/2028	80,000	[a]	75,400
Targa Resources Partners, Gtd. Notes	5.00	1/15/2028	80,000		79,600
Targa Resources Partners, Gtd. Notes	5.88	4/15/2026	45,000		47,142
Targa Resources Partners, Gtd. Notes	6.50	7/15/2027	85,000	[a]	91,164
Targa Resources Partners, Gtd. Notes	6.88	1/15/2029	85,000	[a]	92,119
Teine Energy, Sr. Unscd. Notes	6.88	9/30/2022	60,000	[a]	60,300
Transocean, Gtd. Notes	6.80	3/15/2038	45,000		27,956
Transocean, Gtd. Notes	7.50	1/15/2026	30,000	[a]	26,850
Transocean, Gtd. Notes	7.50	4/15/2031	75,000		50,625
Transocean, Gtd. Notes	9.00	7/15/2023	45,000		46,013
Transocean Phoenix 2, Sr. Scd. Notes	7.75	10/15/2024	52,500	[a]	54,731
Transocean Poseidon, Sr. Scd. Notes	6.88	2/1/2027	50,000	[a]	50,664
USA Compression Partners, Gtd. Notes	6.88	4/1/2026	85,000		86,275
Valaris, Sr. Unscd. Notes	5.75	10/1/2044	45,000		18,450
Valaris, Sr. Unscd. Notes	7.75	2/1/2026	70,000		37,100
Vantage Drilling International, Sr. Scd. Notes	9.25	11/15/2023	35,000	[a]	33,447
Whiting Petroleum, Gtd. Notes	5.75	3/15/2021	55,000		51,975
Whiting Petroleum, Gtd. Notes	6.63	1/15/2026	65,000		40,625
WPX Energy, Sr. Unscd. Notes	5.25	9/15/2024	75,000		76,125
				5,837,231
Environmental Control - .0%
Clean Harbors, Gtd. Notes	5.13	7/15/2029	35,000	[a]	37,363
Covanta Holding, Sr. Unscd. Notes	6.00	1/1/2027	95,000		99,750
GFL Environmental, Sr. Unscd. Notes	5.38	3/1/2023	100,000	[a]	103,375
GFL Environmental, Sr. Unscd. Notes	7.00	6/1/2026	65,000	[a]	69,062
Tervita, Scd. Notes	7.63	12/1/2021	60,000	[a]	59,400
				368,950
Food Products - .1%
Albertsons, Gtd. Notes	5.75	3/15/2025	75,000		77,977
Albertsons, Gtd. Notes	6.63	6/15/2024	75,000		79,031
Albertsons, Gtd. Notes	7.50	3/15/2026	70,000	[a]	78,137
Chobani, Gtd. Notes	7.50	4/15/2025	80,000	[a]	77,200
Dole Food, Sr. Scd. Notes	7.25	6/15/2025	50,000	[a]	47,875

21

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.2% (continued)
Food Products - .1% (continued)
JBS USA Finance, Gtd. Notes	5.75	6/15/2025	100,000	[a]	104,250
JBS USA Finance, Gtd. Notes	5.88	7/15/2024	40,000	[a]	41,300
JBS USA Finance, Gtd. Notes	6.75	2/15/2028	95,000	[a]	104,857
Nathan's Famous, Sr. Scd. Notes	6.63	11/1/2025	30,000	[a]	30,450
New Albertsons, Sr. Unscd. Debs.	7.45	8/1/2029	75,000		76,125
Pilgrim's Pride, Gtd. Notes	5.75	3/15/2025	40,000	[a]	41,600
Post Holdings, Gtd. Notes	5.00	8/15/2026	115,000	[a]	120,043
Post Holdings, Gtd. Notes	5.50	3/1/2025	40,000	[a]	42,054
Post Holdings, Gtd. Notes	5.63	1/15/2028	50,000	[a]	53,687
Safeway, Sr. Unscd. Debs.	7.25	2/1/2031	50,000		51,250
Simmons Foods, Scd. Notes	5.75	11/1/2024	55,000	[a]	54,037
The Fresh Market, Sr. Scd. Notes	9.75	5/1/2023	25,000	[a]	14,750
TreeHouse Foods, Gtd. Notes	6.00	2/15/2024	75,000	[a]	78,000
US Foods, Gtd. Notes	5.88	6/15/2024	75,000	[a]	77,531
				1,250,154
Food Service - .0%
Aramark Services, Gtd. Notes	4.75	6/1/2026	50,000		51,438
Aramark Services, Gtd. Notes	5.00	2/1/2028	95,000	[a]	99,631
Aramark Services, Gtd. Notes	5.13	1/15/2024	40,000		41,350
				192,419
Forest Products & Other - .0%
Cascades, Gtd. Notes	5.50	7/15/2022	19,000	[a]	19,380
Mercer International, Sr. Unscd. Notes	6.50	2/1/2024	10,000		10,338
Resolute Forest Products, Gtd. Notes	5.88	5/15/2023	75,000		74,812
				104,530
Health Care - .5%
Acadia Healthcare, Gtd. Notes	5.13	7/1/2022	75,000		75,937
Acadia Healthcare, Gtd. Notes	5.63	2/15/2023	75,000		76,500
Acadia Healthcare, Gtd. Notes	6.13	3/15/2021	5,000		5,013
Avantor, Sr. Scd. Notes	6.00	10/1/2024	110,000	[a]	117,852
Avantor, Sr. Unscd. Notes	9.00	10/1/2025	100,000	[a]	111,970
Bausch Health, Gtd. Notes	7.00	1/15/2028	80,000	[a]	86,500
Bausch Health, Gtd. Notes	7.25	5/30/2029	80,000	[a]	88,300
Bausch Health Americas, Gtd. Notes	8.50	1/31/2027	225,000	[a]	253,687
Bausch Health Companies, Gtd. Notes	5.50	3/1/2023	70,000	[a]	70,875
Bausch Health Companies, Gtd. Notes	5.88	5/15/2023	56,000	[a]	57,022
Bausch Health Companies, Gtd. Notes	6.13	4/15/2025	150,000	[a]	156,094
Bausch Health Companies, Sr. Scd. Notes	7.00	3/15/2024	90,000	[a]	94,381

22

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.2% (continued)
Health Care - .5% (continued)
Centene, Sr. Unscd. Notes	4.75	5/15/2022	100,000		102,500
Centene, Sr. Unscd. Notes	4.75	1/15/2025	50,000		51,851
Centene, Sr. Unscd. Notes	5.38	6/1/2026	110,000	[a]	116,710
Community Health Systems, Gtd. Notes	6.88	2/1/2022	94,000		73,085
Community Health Systems, Scd. Notes	8.13	6/30/2024	19,000	[a]	14,535
Community Health Systems, Scd. Notes	9.88	6/30/2023	85,000	[a]	71,400
Community Health Systems, Sr. Scd. Notes	5.13	8/1/2021	50,000		50,063
Community Health Systems, Sr. Scd. Notes	6.25	3/31/2023	210,000		205,406
Community Health Systems, Sr. Scd. Notes	8.00	3/15/2026	50,000	[a]	49,000
Community Health Systems, Sr. Scd. Notes	8.63	1/15/2024	90,000	[a]	92,200
DaVita, Gtd. Notes	5.00	5/1/2025	75,000		76,219
DaVita, Gtd. Notes	5.13	7/15/2024	190,000		194,421
Elanco Animal Health, Sr. Unscd. Notes	4.90	8/28/2028	55,000		59,848
Encompass Health, Gtd. Notes	5.75	9/15/2025	100,000		104,875
Encompass Health, Gtd. Notes	5.75	11/1/2024	35,000		35,459
Endo Finance, Gtd. Notes	5.38	1/15/2023	10,000		6,350
Endo Finance, Gtd. Notes	5.75	1/15/2022	10,000		6,900
Endo Finance, Gtd. Notes	6.00	2/1/2025	75,000	[a]	48,188
Envision Healthcare, Gtd. Notes	8.75	10/15/2026	50,000		28,375
HCA, Gtd. Notes	5.38	2/1/2025	120,000		132,150
HCA, Gtd. Notes	5.38	9/1/2026	75,000		81,937
HCA, Gtd. Notes	5.88	2/1/2029	100,000		113,500
HCA, Gtd. Notes	5.88	5/1/2023	100,000		109,970
HCA, Gtd. Notes	7.50	2/15/2022	90,000		100,080
HCA, Gtd. Notes	8.36	4/15/2024	55,000		66,825
Hologic, Gtd. Notes	4.63	2/1/2028	75,000	[a]	78,844
Immucor, Gtd. Notes	11.13	2/15/2022	60,000	[a]	60,330
Magellan Health, Sr. Unscd. Notes	4.90	9/22/2024	75,000		74,625
Mallinckrodt International Finance, Gtd. Notes	5.63	10/15/2023	30,000	[a]	10,950
Mallinckrodt International Finance, Gtd. Notes	5.75	8/1/2022	20,000	[a]	8,000
MEDNAX, Gtd. Notes	5.25	12/1/2023	85,000	[a]	86,275
MEDNAX, Gtd. Notes	6.25	1/15/2027	90,000	[a]	89,271
Molina Healthcare, Sr. Unscd. Notes	5.38	11/15/2022	75,000		79,406
Ortho-Clinical Diagnostics, Sr. Unscd. Notes	6.63	5/15/2022	125,000	[a]	121,406

23

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.2% (continued)
Health Care - .5% (continued)
Par Pharmaceutical, Sr. Scd. Notes	7.50	4/1/2027	25,000		23,813
RegionalCare Hospital Partners Holdings, Gtd. Notes	9.75	12/1/2026	80,000	[a]	88,000
RegionalCare Hospital Partners Holdings, Sr. Scd. Notes	8.25	5/1/2023	20,000	[a]	21,363
Surgery Center Holdings, Gtd. Notes	6.75	7/1/2025	45,000	[a]	41,400
Surgery Center Holdings, Gtd. Notes	10.00	4/15/2027	45,000	[a]	45,675
Teleflex, Gtd. Notes	4.63	11/15/2027	85,000		89,356
Tenet Healthcare, Scd. Notes	5.13	5/1/2025	25,000		25,656
Tenet Healthcare, Scd. Notes	6.25	2/1/2027	80,000	[a]	84,600
Tenet Healthcare, Sr. Scd. Notes	4.63	7/15/2024	100,000		103,375
Tenet Healthcare, Sr. Scd. Notes	4.88	1/1/2026	90,000	[a]	93,206
Tenet Healthcare, Sr. Scd. Notes	5.13	11/1/2027	80,000	[a]	83,498
Tenet Healthcare, Sr. Unscd. Notes	6.75	6/15/2023	115,000		122,331
Tenet Healthcare, Sr. Unscd. Notes	8.13	4/1/2022	125,000		135,781
WellCare Health Plans, Sr. Unscd. Notes	5.25	4/1/2025	50,000		52,516
West Street Merger Sub, Sr. Unscd. Notes	6.38	9/1/2025	100,000	[a]	95,500
				4,901,155
Industrial - .2%
AECOM, Gtd. Notes	5.13	3/15/2027	60,000		63,582
AECOM, Gtd. Notes	5.88	10/15/2024	55,000		59,537
AerCap Global Aviation Trust, Gtd. Notes	6.50	6/15/2045	75,000	[a]	82,594
Amsted Industries, Gtd. Notes	5.38	9/15/2024	65,000	[a]	66,869
Brand Industrial Services, Sr. Unscd. Notes	8.50	7/15/2025	100,000	[a]	97,500
CDW, Gtd. Notes	5.00	9/1/2025	25,000		26,203
CDW, Gtd. Notes	5.50	12/1/2024	80,000		89,445
Cloud Crane, Scd. Notes	10.13	8/1/2024	45,000	[a]	47,644
EnPro Industries, Gtd. Notes	5.75	10/15/2026	45,000		47,700
Fortress Transportation & Infrastructure Investors, Sr. Unscd. Notes	6.50	10/1/2025	70,000	[a]	70,875
Fortress Transportation & Infrastructure Investors, Sr. Unscd. Notes	6.75	3/15/2022	60,000	[a]	62,625
Foxtrot Escrow Issuer, Sr. Scd. Notes	12.25	11/15/2026	50,000		50,375
Frontdoor, Sr. Unscd. Notes	6.75	8/15/2026	20,000	[a]	21,950
Gates Global, Gtd. Notes	6.00	7/15/2022	35,000	[a]	35,009
Great Lakes Dredge & Dock, Gtd. Notes	8.00	5/15/2022	75,000		79,687
Koppers, Gtd. Notes	6.00	2/15/2025	25,000	[a]	25,049
Mobile Mini, Gtd. Notes	5.88	7/1/2024	50,000		52,125

24

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.2% (continued)
Industrial - .2% (continued)
New Enterprise Stone & Lime, Sr. Unscd. Notes	10.13	4/1/2022	80,000	[a]	83,200
SPX FLOW, Gtd. Notes	5.63	8/15/2024	40,000	[a]	41,850
Stena, Sr. Unscd. Notes	7.00	2/1/2024	75,000	[a]	76,312
Terex, Gtd. Notes	5.63	2/1/2025	35,000	[a]	35,306
Trinity Industries, Gtd. Notes	4.55	10/1/2024	75,000		77,534
Vertiv Group, Sr. Unscd. Notes	9.25	10/15/2024	75,000	[a]	70,922
Vertiv Intermediate Holding, Sr. Unscd. Notes	12.00	2/15/2022	70,000	[a]	58,187
Vistajet Malta Finance, Sr. Unscd. Notes	10.50	6/1/2024	40,000		39,000
Weekley Homes, Sr. Unscd. Notes	6.63	8/15/2025	75,000		76,500
Xerox, Sr. Unscd. Notes	3.80	5/15/2024	100,000		101,000
Xerox, Sr. Unscd. Notes	4.13	3/15/2023	150,000		153,937
				1,792,517
Information Technology - .1%
ACI Worldwide, Gtd. Notes	5.75	8/15/2026	30,000		31,913
CDK Global, Sr. Unscd. Notes	4.88	6/1/2027	25,000		26,469
CDK Global, Sr. Unscd. Notes	5.00	10/15/2024	50,000		54,200
CDK Global, Sr. Unscd. Notes	5.25	5/15/2029	80,000	[a]	85,050
Change Healthcare Holdings, Sr. Unscd. Notes	5.75	3/1/2025	75,000	[a]	77,021
Genesys Telecommunications Laboratories, Gtd. Notes	10.00	11/30/2024	30,000	[a]	32,475
Granite Merger Sub 2, Gtd. Notes	11.00	7/15/2027	60,000	[a]	59,325
Infor, Gtd. Notes	6.50	5/15/2022	50,000		50,875
Informatica, Sr. Unscd. Notes	7.13	7/15/2023	75,000	[a]	76,406
MSCI, Gtd. Notes	4.75	8/1/2026	75,000	[a]	78,746
MSCI, Gtd. Notes	5.25	11/15/2024	20,000	[a]	20,650
MSCI, Gtd. Notes	5.75	8/15/2025	65,000	[a]	68,494
Nuance Communications, Gtd. Bonds	5.63	12/15/2026	75,000		79,785
Open Text, Gtd. Notes	5.88	6/1/2026	75,000	[a]	80,156
Rackspace Hosting, Gtd. Notes	8.63	11/15/2024	85,000	[a]	78,200
Riverbed Technology, Gtd. Notes	8.88	3/1/2023	15,000	[a]	6,975
Solera Finance, Sr. Unscd. Notes	10.50	3/1/2024	75,000	[a]	78,844
SS&C Technologies, Gtd. Notes	5.50	9/30/2027	85,000	[a]	90,844
TIBCO Software, Sr. Unscd. Notes	11.38	12/1/2021	25,000	[a]	25,859
Veritas, Sr. Unscd. Notes	10.50	2/1/2024	75,000	[a]	71,250
				1,173,537
Insurance - .0%
Acrisure, Sr. Scd. Notes	8.13	2/15/2024	40,000		42,700
Acrisure, Sr. Unscd. Notes	10.13	8/1/2026	15,000		15,563

25

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.2% (continued)
Insurance - .0% (continued)
Alliant Holdings Intermediate, Sr. Unscd. Notes	6.75	10/15/2027	30,000		31,278
AmWINS Group, Gtd. Notes	7.75	7/1/2026	15,000	[a]	16,200
Assurant, Sub. Notes	7.00	3/27/2048	90,000		99,587
Genworth Holdings, Gtd. Notes	7.63	9/24/2021	15,000		15,591
GTCR AP Finance, Sr. Unscd. Notes	8.00	5/15/2027	20,000	[a]	20,500
Hub International, Sr. Unscd. Notes	7.00	5/1/2026	75,000	[a]	77,437
Radian Group, Sr. Unscd. Notes	4.50	10/1/2024	20,000		21,025
USI, Sr. Unscd. Notes	6.88	5/1/2025	25,000	[a]	25,500
				365,381
Internet Software & Services - .1%
Cogent Communications Group, Gtd. Notes	5.63	4/15/2021	10,000	[a]	10,138
Getty Images, Sr. Unscd. Notes	9.75	3/1/2027	20,000	[a]	20,275
Go Daddy Operating, Gtd. Notes	5.25	12/1/2027	75,000	[a]	79,781
GrubHub Holdings, Gtd. Notes	5.50	7/1/2027	70,000	[a]	65,800
Match Group, Sr. Unscd. Notes	5.63	2/15/2029	70,000	[a]	75,250
Netflix, Sr. Unscd. Bonds	4.38	11/15/2026	60,000		61,218
Netflix, Sr. Unscd. Notes	4.88	4/15/2028	75,000		77,684
Netflix, Sr. Unscd. Notes	5.38	11/15/2029	60,000	[a]	63,375
Netflix, Sr. Unscd. Notes	5.38	2/1/2021	15,000		15,563
Netflix, Sr. Unscd. Notes	5.50	2/15/2022	50,000		53,187
Netflix, Sr. Unscd. Notes	5.75	3/1/2024	40,000		44,182
Netflix, Sr. Unscd. Notes	5.88	11/15/2028	100,000		110,375
Netflix, Sr. Unscd. Notes	5.88	2/15/2025	55,000		60,637
Netflix, Sr. Unscd. Notes	6.38	5/15/2029	55,000	[a]	61,875
NortonLifeLock, Sr. Unscd. Notes	5.00	4/15/2025	30,000	[a]	30,768
Uber Technologies, Gtd. Notes	7.50	11/1/2023	60,000	[a]	61,215
Uber Technologies, Gtd. Notes	8.00	11/1/2026	105,000	[a]	105,558
VeriSign, Sr. Unscd. Notes	4.75	7/15/2027	90,000		95,400
VeriSign, Sr. Unscd. Notes	5.25	4/1/2025	22,000		24,173
Zayo Group, Gtd. Notes	5.75	1/15/2027	75,000	[a]	76,416
Zayo Group, Gtd. Notes	6.00	4/1/2023	75,000		77,513
Zayo Group, Gtd. Notes	6.38	5/15/2025	75,000		77,381
				1,347,764
Materials - .2%
ARD Finance, Sr. Scd. Notes	7.13	9/15/2023	75,000		78,281
Ardagh Packaging Finance, Gtd. Notes	6.00	2/15/2025	200,000	[a]	210,500
Ball, Gtd. Bonds	4.88	3/15/2026	75,000		81,750
Ball, Gtd. Bonds	5.00	3/15/2022	15,000		15,900
Ball, Gtd. Notes	5.25	7/1/2025	75,000		83,625
Berry Global, Scd. Notes	5.13	7/15/2023	75,000		77,156

26

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.2% (continued)
Materials - .2% (continued)
Berry Global, Scd. Notes	5.50	5/15/2022	35,000		35,613
Berry Global, Scd. Notes	5.63	7/15/2027	25,000	[a]	26,594
Crown Americas, Gtd. Notes	4.25	9/30/2026	50,000		52,375
Crown Americas, Gtd. Notes	4.50	1/15/2023	75,000		78,562
Crown Americas, Gtd. Notes	4.75	2/1/2026	75,000		78,937
Flex Acquisition, Sr. Unscd. Notes	6.88	1/15/2025	75,000	[a]	70,687
Foresight Energy, Scd. Notes	11.50	4/1/2023	15,000	[a]	1,388
Grinding Media, Sr. Scd. Notes	7.38	12/15/2023	35,000	[a]	33,950
LABL Escrow Issuer, Sr. Scd. Notes	6.75	7/15/2026	45,000	[a]	46,688
Matthews International, Gtd. Notes	5.25	12/1/2025	30,000	[a]	28,125
Mauser Packaging Solutions Holding, Sr. Scd. Notes	5.50	4/15/2024	100,000	[a]	103,250
Mauser Packaging Solutions Holding, Sr. Unscd. Notes	7.25	4/15/2025	115,000	[a]	110,400
Natural Resource Partners, Sr. Unscd. Notes	9.13	6/30/2025	60,000	[a]	56,250
Owens-Brockway Glass Container, Gtd. Notes	5.00	1/15/2022	35,000	[a]	36,269
Owens-Brockway Glass Container, Gtd. Notes	5.88	8/15/2023	30,000	[a]	31,800
Pactiv, Sr. Unscd. Debs.	8.38	4/15/2027	50,000		54,250
Pactiv, Sr. Unscd. Notes	7.95	12/15/2025	40,000		43,400
Park-Ohio Industries, Gtd. Notes	6.63	4/15/2027	85,000		82,025
Peabody Energy, Sr. Scd. Notes	6.38	3/31/2025	5,000	[a]	4,156
Reynolds Group Issuer, Gtd. Notes	7.00	7/15/2024	75,000	[a]	77,766
Sealed Air, Gtd. Notes	5.13	12/1/2024	20,000	[a]	21,650
Sealed Air, Gtd. Notes	5.25	4/1/2023	60,000	[a]	64,350
Sealed Air, Gtd. Notes	5.50	9/15/2025	45,000	[a]	49,163
SunCoke Energy Partners, Gtd. Notes	7.50	6/15/2025	35,000	[a]	29,925
The Hillman Group, Gtd. Notes	6.38	7/15/2022	100,000	[a]	92,500
Trident TPI Holdings, Gtd. Notes	9.25	8/1/2024	70,000	[a]	68,075
				1,925,360
Media - .6%
Altice Financing, Sr. Scd. Bonds	7.50	5/15/2026	150,000	[a]	159,750
Altice Financing, Sr. Scd. Notes	6.63	2/15/2023	150,000	[a]	154,455
Altice Luxembourg, Sr. Scd. Notes	10.50	5/15/2027	200,000	[a]	226,750
AMC Networks, Gtd. Notes	4.75	8/1/2025	50,000		50,688
AMC Networks, Gtd. Notes	5.00	4/1/2024	75,000		76,579
Cablevision Systems, Sr. Unscd. Notes	5.88	9/15/2022	130,000		140,562
CCO Holdings, Sr. Unscd. Notes	4.00	3/1/2023	80,000	[a]	81,600
CCO Holdings, Sr. Unscd. Notes	4.75	3/1/2030	90,000	[a]	91,912
CCO Holdings, Sr. Unscd. Notes	5.00	2/1/2028	115,000	[a]	120,606

27

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.2% (continued)
Media - .6% (continued)
CCO Holdings, Sr. Unscd. Notes	5.13	2/15/2023	40,000		40,950
CCO Holdings, Sr. Unscd. Notes	5.13	5/1/2027	145,000	[a]	153,156
CCO Holdings, Sr. Unscd. Notes	5.38	6/1/2029	75,000	[a]	80,250
CCO Holdings, Sr. Unscd. Notes	5.38	5/1/2025	50,000	[a]	52,000
CCO Holdings, Sr. Unscd. Notes	5.50	5/1/2026	75,000	[a]	79,219
CCO Holdings, Sr. Unscd. Notes	5.75	9/1/2023	70,000		71,575
CCO Holdings, Sr. Unscd. Notes	5.75	2/15/2026	115,000	[a]	121,727
CCO Holdings, Sr. Unscd. Notes	5.88	4/1/2024	75,000	[a]	78,375
Cengage Learning, Sr. Unscd. Notes	9.50	6/15/2024	50,000	[a]	45,000
Clear Channel Worldwide Holdings, Sr. Unscd. Notes	5.13	8/15/2027	50,000		52,172
CSC Holdings, Gtd. Notes	5.50	4/15/2027	75,000	[a]	79,688
CSC Holdings, Gtd. Notes	6.50	2/1/2029	200,000	[a]	224,375
CSC Holdings, Gtd. Notes	6.63	10/15/2025	200,000	[a]	213,500
CSC Holdings, Sr. Unscd. Notes	6.75	11/15/2021	50,000		54,000
CSC Holdings, Sr. Unscd. Notes	7.50	4/1/2028	200,000	[a]	226,000
Cumulus Media New Holdings, Sr. Scd. Notes	6.75	7/1/2026	20,000	[a]	21,250
Diamond Sports Group, Gtd. Notes	6.63	8/15/2027	75,000	[a]	77,437
Diamond Sports Group, Sr. Scd. Notes	5.38	8/15/2026	125,000	[a]	130,781
DISH DBS, Gtd. Notes	5.00	3/15/2023	70,000		70,787
DISH DBS, Gtd. Notes	5.88	11/15/2024	50,000		50,313
DISH DBS, Gtd. Notes	5.88	7/15/2022	90,000		94,460
DISH DBS, Gtd. Notes	6.75	6/1/2021	90,000		94,950
DISH DBS, Gtd. Notes	7.75	7/1/2026	200,000		202,270
Entercom Media, Gtd. Notes	7.25	11/1/2024	50,000	[a]	52,375
GCI, Sr. Unscd. Notes	6.63	6/15/2024	20,000	[a]	21,725
GCI, Sr. Unscd. Notes	6.88	4/15/2025	85,000		89,675
Gray Television, Gtd. Notes	5.13	10/15/2024	75,000	[a]	77,906
Gray Television, Gtd. Notes	5.88	7/15/2026	75,000	[a]	79,033
iHeartCommunications, Gtd. Notes	8.38	5/1/2027	80,000		86,200
Liberty Interactive, Sr. Unscd. Debs.	8.25	2/1/2030	30,000		30,675
Meredith, Gtd. Notes	6.88	2/1/2026	65,000		67,322
Midcontinent Communications, Gtd. Notes	5.38	8/15/2027	20,000	[a]	21,000
Nexstar Broadcasting, Gtd. Notes	5.63	8/1/2024	25,000	[a]	26,147
Quebecor Media, Sr. Unscd. Notes	5.75	1/15/2023	100,000		108,720
Radiate Holdco, Sr. Unscd. Notes	6.88	2/15/2023	80,000	[a]	82,200
Sinclair Television Group, Gtd. Notes	5.13	2/15/2027	55,000	[a]	55,687
Sinclair Television Group, Gtd. Notes	5.88	3/15/2026	50,000	[a]	52,375
Sirius XM Radio, Gtd. Notes	3.88	8/1/2022	45,000	[a]	46,181
Sirius XM Radio, Gtd. Notes	5.00	8/1/2027	95,000	[a]	100,225

28

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.2% (continued)
Media - .6% (continued)
Sirius XM Radio, Gtd. Notes	5.38	7/15/2026	75,000	[a]	79,406
Sirius XM Radio, Gtd. Notes	5.38	4/15/2025	40,000	[a]	41,750
Sirius XM Radio, Gtd. Notes	5.50	7/1/2029	75,000	[a]	81,234
TEGNA, Gtd. Notes	4.88	9/15/2021	15,000	[a]	15,056
TEGNA, Gtd. Notes	6.38	10/15/2023	10,000		10,300
The EW Scripps Company, Gtd. Notes	5.13	5/15/2025	50,000	[a]	50,813
Univision Communications, Sr. Scd. Notes	5.13	2/15/2025	75,000	[a]	73,594
Univision Communications, Sr. Scd. Notes	5.13	5/15/2023	75,000	[a]	75,281
Viacom, Jr. Sub. Debs.	5.88	2/28/2057	50,000		52,031
Viacom, Jr. Sub. Notes	6.25	2/28/2057	50,000		54,687
Videotron, Gtd. Notes	5.13	4/15/2027	25,000	[a]	26,625
Videotron, Gtd. Notes	5.38	6/15/2024	25,000	[a]	27,250
Virgin Media Secured Finance, Sr. Scd. Notes	5.50	5/15/2029	200,000	[a]	213,000
Ziggo, Sr. Scd. Notes	5.50	1/15/2027	150,000	[a]	158,434
Ziggo Bond, Sr. Unscd. Notes	6.00	1/15/2027	75,000	[a]	78,750
				5,452,794
Metals & Mining - .2%
AK Steel, Gtd. Notes	7.00	3/15/2027	50,000		41,688
AK Steel, Gtd. Notes	7.63	10/1/2021	20,000		19,666
Alcoa Nederland Holding, Gtd. Notes	7.00	9/30/2026	75,000	[a]	81,844
Allegheny Technologies, Sr. Unscd. Notes	7.88	8/15/2023	75,000		81,960
Barminco Finance, Sr. Scd. Notes	6.63	5/15/2022	15,000	[a]	15,435
Century Aluminum, Scd. Notes	7.50	6/1/2021	50,000	[a]	48,375
Cleveland-Cliffs, Gtd. Notes	5.75	3/1/2025	20,000		19,800
Cleveland-Cliffs, Gtd. Notes	5.88	6/1/2027	50,000		47,813
Cleveland-Cliffs, Sr. Unscd. Notes	6.25	10/1/2040	20,000		17,100
Coeur Mining, Gtd. Notes	5.88	6/1/2024	10,000		9,976
Commercial Metals, Sr. Unscd. Notes	4.88	5/15/2023	25,000		25,938
Compass Minerals International, Gtd. Notes	4.88	7/15/2024	70,000	[a]	68,600
FMG Resources August 2006, Gtd. Notes	4.75	5/15/2022	80,000	[a]	82,700
FMG Resources August 2006, Gtd. Notes	5.13	5/15/2024	90,000	[a]	94,837
Freeport-McMoRan, Gtd. Notes	3.55	3/1/2022	75,000		76,031
Freeport-McMoRan, Gtd. Notes	3.88	3/15/2023	100,000		101,750
Freeport-McMoRan, Gtd. Notes	4.55	11/14/2024	50,000		52,125
Freeport-McMoRan, Gtd. Notes	5.40	11/14/2034	75,000		73,594
Freeport-McMoRan, Gtd. Notes	5.45	3/15/2043	85,000		79,475

29

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.2% (continued)
Metals & Mining - .2% (continued)
Hecla Mining, Gtd. Notes	6.88	5/1/2021	20,000		19,800
Hudbay Minerals, Gtd. Notes	7.25	1/15/2023	25,000	[a]	25,935
Hudbay Minerals, Gtd. Notes	7.63	1/15/2025	75,000	[a]	76,734
IAMGOLD, Gtd. Notes	7.00	4/15/2025	50,000	[a]	51,875
Mountain Province Diamonds, Scd. Notes	8.00	12/15/2022	15,000	[a]	14,606
Novelis, Gtd. Notes	5.88	9/30/2026	75,000	[a]	78,945
United States Steel, Sr. Unscd. Notes	6.25	3/15/2026	25,000		21,026
United States Steel, Sr. Unscd. Notes	6.65	6/1/2037	50,000		37,500
United States Steel, Sr. Unscd. Notes	6.88	8/15/2025	30,000		27,000
				1,392,128
Real Estate - .2%
Brookfield Property REIT, Sr. Scd. Notes	5.75	5/15/2026	90,000	[a]	94,162
CoreCivic, Gtd. Notes	4.75	10/15/2027	80,000		68,400
CoreCivic, Gtd. Notes	5.00	10/15/2022	60,000		59,700
ESH Hospitality, Gtd. Notes	5.25	5/1/2025	105,000	[a]	108,544
FelCor Lodging, Gtd. Notes	6.00	6/1/2025	50,000		52,375
Five Point Operating, Gtd. Notes	7.88	11/15/2025	60,000	[a]	56,860
Iron Mountain, Gtd. Notes	5.25	3/15/2028	100,000	[a]	105,500
Iron Mountain US Holdings, Gtd. Notes	5.38	6/1/2026	50,000	[a]	52,125
iStar, Sr. Unscd. Bonds	6.00	4/1/2022	65,000		66,869
Ladder Capital Finance Holdings, Gtd. Notes	5.88	8/1/2021	10,000	[a]	10,175
Mack-Cali Realty, Sr. Unscd. Notes	3.15	5/15/2023	30,000		28,710
MGM Growth Properties Operating Partnership, Gtd. Notes	4.50	9/1/2026	100,000		106,750
MGM Growth Properties Operating Partnership, Gtd. Notes	5.75	2/1/2027	80,000	[a]	90,500
MPT Operating Partnership, Gtd. Notes	5.00	10/15/2027	130,000		137,475
MPT Operating Partnership, Gtd. Notes	5.25	8/1/2026	75,000		79,031
Realogy Group, Gtd. Notes	4.88	6/1/2023	5,000	[a]	4,888
Realogy Group, Gtd. Notes	5.25	12/1/2021	5,000	[a]	5,025
RHP Hotel Properties, Gtd. Notes	5.00	4/15/2023	75,000		76,875
SBA Communications, Sr. Unscd. Notes	4.00	10/1/2022	45,000		46,132
SBA Communications, Sr. Unscd. Notes	4.88	7/15/2022	15,000		15,197
Senior Housing Properties Trust, Sr. Unscd. Notes	4.75	2/15/2028	100,000		103,181
Senior Housing Properties Trust, Sr. Unscd. Notes	4.75	5/1/2024	20,000		20,716

30

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.2% (continued)
Real Estate - .2% (continued)
Senior Housing Properties Trust, Sr. Unscd. Notes	6.75	12/15/2021	20,000		21,317
Starwood Property Trust, Sr. Unscd. Notes	3.63	2/1/2021	75,000		75,750
Starwood Property Trust, Sr. Unscd. Notes	4.75	3/15/2025	80,000		83,275
Starwood Property Trust, Sr. Unscd. Notes	5.00	12/15/2021	15,000		15,563
The GEO Group, Gtd. Notes	5.13	4/1/2023	30,000		26,550
The GEO Group, Gtd. Notes	5.88	10/15/2024	30,000		25,200
The GEO Group, Gtd. Notes	6.00	4/15/2026	35,000		27,913
Uniti Group, Gtd. Notes	8.25	10/15/2023	75,000		64,500
Uniti Group, Sr. Scd. Notes	6.00	4/15/2023	75,000	[a]	71,625
Washington Prime Group, Sr. Unscd. Notes	6.45	8/15/2024	80,000		77,100
WeWork Companies, Gtd. Notes	7.88	5/1/2025	45,000	[a]	38,363
				1,916,346
Retailing - .2%
Asbury Automotive Group, Gtd. Notes	6.00	12/15/2024	11,000		11,413
Beacon Roofing Supply, Gtd. Notes	4.88	11/1/2025	110,000	[a]	108,493
Carvana, Gtd. Notes	8.88	10/1/2023	70,000	[a]	72,800
Conn's, Gtd. Notes	7.25	7/15/2022	10,000		10,175
DriveTime Automotive Group, Sr. Scd. Notes	8.00	6/1/2021	60,000	[a]	61,087
Golden Nugget, Sr. Unscd. Notes	6.75	10/15/2024	55,000	[a]	56,793
J.Crew Brand, Sr. Scd. Notes	13.00	9/15/2021	12,000	[a]	12,300
KFC Holding/Pizza Hut Holdings/Taco Bell of America, Gtd. Notes	4.75	6/1/2027	100,000	[a]	104,750
KFC Holding/Pizza Hut Holdings/Taco Bell of America, Gtd. Notes	5.25	6/1/2026	40,000	[a]	42,400
L Brands, Gtd. Notes	6.69	1/15/2027	65,000		64,350
L Brands, Gtd. Notes	6.75	7/1/2036	75,000		62,625
L Brands, Gtd. Notes	6.88	11/1/2035	75,000		64,125
Murphy Oil USA, Gtd. Notes	5.63	5/1/2027	50,000		53,911
New Red Finance, Scd. Notes	5.00	10/15/2025	100,000	[a]	103,250
New Red Finance, Sr. Scd. Notes	4.25	5/15/2024	150,000	[a]	154,312
Penske Automotive Group, Gtd. Notes	5.50	5/15/2026	85,000		89,144
Petsmart, Gtd. Notes	7.13	3/15/2023	85,000	[a]	79,050
Petsmart, Sr. Scd. Notes	5.88	6/1/2025	51,000	[a]	50,490
Rite Aid, Gtd. Notes	6.13	4/1/2023	100,000	[a]	85,505
Staples, Sr. Scd. Notes	7.50	4/15/2026	130,000	[a]	135,850

31

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.2% (continued)
Retailing - .2% (continued)
Staples, Sr. Unscd. Notes	10.75	4/15/2027	90,000	[a]	93,825
The Gap, Sr. Unscd. Bonds	5.95	4/12/2021	75,000		78,202
Yum! Brands, Sr. Unscd. Notes	3.75	11/1/2021	15,000		15,413
Yum! Brands, Sr. Unscd. Notes	3.88	11/1/2023	30,000		31,205
Yum! Brands, Sr. Unscd. Notes	3.88	11/1/2020	15,000		15,225
Yum! Brands, Sr. Unscd. Notes	4.75	1/15/2030	50,000	[a]	52,562
				1,709,255
Semiconductors & Semiconductor Equipment - .0%
Advanced Micro Devices, Sr. Unscd. Notes	7.50	8/15/2022	65,000		73,451
Amkor Technology, Sr. Unscd. Notes	6.63	9/15/2027	35,000		38,500
Sensata Technologies UK Financing, Gtd. Notes	6.25	2/15/2026	75,000	[a]	80,625
				192,576
Technology Hardware & Equipment - .1%
Banff Merger Sub, Sr. Unscd. Notes	9.75	9/1/2026	85,000	[a]	79,581
Booz Allen Hamilton, Gtd. Notes	5.13	5/1/2025	50,000	[a]	51,813
Dell, Sr. Unscd. Bonds	4.63	4/1/2021	45,000		46,491
Dell, Sr. Unscd. Notes	5.40	9/10/2040	10,000		9,900
Dell, Sr. Unscd. Notes	6.50	4/15/2038	15,000		15,876
Diebold Nixdorf, Gtd. Notes	8.50	4/15/2024	15,000		12,994
EMC, Sr. Unscd. Notes	3.38	6/1/2023	75,000		75,562
Harland Clarke Holdings, Sr. Unscd. Notes	9.25	3/1/2021	50,000	[a]	46,688
NCR, Gtd. Notes	5.00	7/15/2022	25,000		25,250
NCR, Gtd. Notes	5.75	9/1/2027	35,000	[a]	35,963
NCR, Gtd. Notes	6.13	9/1/2029	35,000		36,794
NCR, Gtd. Notes	6.38	12/15/2023	45,000		46,238
Western Digital, Gtd. Notes	4.75	2/15/2026	90,000		91,856
				575,006
Telecommunication Services - .5%
Altice France, Sr. Scd. Notes	7.38	5/1/2026	300,000	[a]	322,003
CenturyLink, Sr. Unscd. Notes	5.63	4/1/2025	100,000		105,630
CenturyLink, Sr. Unscd. Notes, Ser. U	7.65	3/15/2042	35,000		35,656
CenturyLink, Sr. Unscd. Notes, Ser. Y	7.50	4/1/2024	50,000		56,875
Cincinnati Bell, Gtd. Notes	7.00	7/15/2024	25,000	[a]	22,688
CommScope, Gtd. Notes	5.50	6/15/2024	75,000	[a]	71,344
CommScope, Gtd. Notes	8.25	3/1/2027	40,000	[a]	38,039
CommScope Technologies, Gtd. Notes	5.00	3/15/2027	30,000	[a]	24,675
CommScope Technologies, Gtd. Notes	6.00	6/15/2025	75,000	[a]	67,519
Consolidated Communications, Gtd. Notes	6.50	10/1/2022	20,000		18,150

32

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.2% (continued)
Telecommunication Services - .5% (continued)
Embarq, Sr. Unscd. Notes	8.00	6/1/2036	50,000		49,750
Ericsson, Sr. Unscd. Notes	4.13	5/15/2022	100,000		103,885
Frontier Communications, Scd. Notes	8.50	4/1/2026	75,000	[a]	75,375
Frontier Communications, Sr. Unscd. Notes	7.63	4/15/2024	50,000		22,688
Frontier Communications, Sr. Unscd. Notes	9.00	8/15/2031	50,000		22,500
Frontier Communications, Sr. Unscd. Notes	10.50	9/15/2022	85,000		40,163
Frontier Communications, Sr. Unscd. Notes	11.00	9/15/2025	200,000		94,500
Frontier North, Sr. Unscd. Debs., Ser. G	6.73	2/15/2028	25,000		23,500
Gogo Intermediate Holdings, Sr. Scd. Notes	9.88	5/1/2024	40,000		42,200
Hughes Satellite Systems, Gtd. Notes	6.63	8/1/2026	75,000		81,375
Hughes Satellite Systems, Gtd. Notes	7.63	6/15/2021	40,000		43,200
Hughes Satellite Systems, Sr. Scd. Notes	5.25	8/1/2026	75,000		80,625
Inmarsat Finance, Gtd. Notes	4.88	5/15/2022	125,000	[a]	126,875
Intelsat Connect Finance, Gtd. Notes	9.50	2/15/2023	110,000	[a]	102,586
Intelsat Jackson Holdings, Gtd. Bonds	5.50	8/1/2023	90,000		84,600
Intelsat Jackson Holdings, Gtd. Notes	8.50	10/15/2024	75,000	[a]	75,727
Intelsat Jackson Holdings, Gtd. Notes	9.75	7/15/2025	100,000	[a]	104,344
Intelsat Jackson Holdings, Sr. Scd. Notes	8.00	2/15/2024	55,000	[a]	56,870
Intelsat Jackson Holdings, Sr. Scd. Notes	9.50	9/30/2022	35,000		40,556
Intelsat Luxembourg, Gtd. Bonds	8.13	6/1/2023	45,000		38,081
Level 3 Financing, Gtd. Notes	4.63	9/15/2027	40,000	[a]	40,750
Level 3 Financing, Gtd. Notes	5.25	3/15/2026	80,000		83,700
Level 3 Financing, Gtd. Notes	5.38	8/15/2022	21,000		21,084
Level 3 Financing, Gtd. Notes	5.38	5/1/2025	50,000		51,813
Nokia, Sr. Unscd. Notes	3.38	6/12/2022	50,000		50,688
Nokia, Sr. Unscd. Notes	6.63	5/15/2039	50,000		57,500
Qwest, Sr. Unscd. Debs.	6.88	9/15/2033	25,000		25,181
Qwest, Sr. Unscd. Debs.	7.13	11/15/2043	25,000		25,370
Qwest, Sr. Unscd. Debs.	7.25	9/15/2025	50,000		57,385
Sprint, Gtd. Notes	7.13	6/15/2024	225,000		244,687
Sprint, Gtd. Notes	7.25	9/15/2021	50,000		53,478
Sprint, Gtd. Notes	7.63	3/1/2026	60,000		66,525
Sprint, Gtd. Notes	7.63	2/15/2025	60,000		66,075
Sprint, Gtd. Notes	7.88	9/15/2023	200,000		221,250

33

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.2% (continued)
Telecommunication Services - .5% (continued)
Sprint Capital, Gtd. Notes	6.88	11/15/2028	125,000		135,937
Sprint Capital, Gtd. Notes	8.75	3/15/2032	100,000		122,188
Sprint Communications, Sr. Unscd. Notes	6.00	11/15/2022	95,000		100,700
Telecom Italia Capital, Gtd. Notes	6.38	11/15/2033	100,000		110,721
Telecom Italia Capital, Gtd. Notes	7.20	7/18/2036	70,000		81,900
Telecom Italia Capital, Gtd. Notes	7.72	6/4/2038	55,000		67,512
Telesat Canada, Sr. Unscd. Notes	6.50	10/15/2027	25,000	[a]	26,156
T-Mobile USA, Gtd. Bonds	6.50	1/15/2026	100,000		107,260
T-Mobile USA, Gtd. Notes	4.00	4/15/2022	100,000		103,471
T-Mobile USA, Gtd. Notes	4.75	2/1/2028	70,000		74,025
T-Mobile USA, Gtd. Notes	5.13	4/15/2025	20,000		20,856
T-Mobile USA, Gtd. Notes	5.38	4/15/2027	100,000		107,875
Trilogy International Partners, Sr. Scd. Notes	8.88	5/1/2022	20,000	[a]	19,200
Vodafone Group, Jr. Sub. Notes	7.00	4/4/2079	95,000		110,080
Xplornet Communications, Gtd. Notes	9.63	6/1/2022	20,000	[a]	20,475
				4,345,821
Transportation - .0%
Navios Maritime Acquisition, Sr. Scd. Notes	8.13	11/15/2021	45,000		36,900
Teekay, Sr. Scd. Notes	9.25	11/15/2022	25,000		26,000
Teekay Offshore Partners, Sr. Unscd. Bonds	8.50	7/15/2023	45,000		45,338
Xpo Cnw, Sr. Unscd. Debs.	6.70	5/1/2034	30,000		30,225
XPO Logistics, Gtd. Notes	6.13	9/1/2023	5,000	[a]	5,163
XPO Logistics, Gtd. Notes	6.50	6/15/2022	40,000	[a]	40,850
XPO Logistics, Gtd. Notes	6.75	8/15/2024	25,000	[a]	27,063
				211,539
Utilities - .1%
AmeriGas Partners, Sr. Unscd. Notes	5.63	5/20/2024	30,000		32,475
AmeriGas Partners, Sr. Unscd. Notes	5.88	8/20/2026	75,000		83,437
Calpine, Sr. Scd. Notes	5.25	6/1/2026	50,000	[a]	52,188
Calpine, Sr. Scd. Notes	5.88	1/15/2024	75,000	[a]	76,837
Calpine, Sr. Unscd. Notes	5.75	1/15/2025	170,000		174,887
Clearway Energy Operating, Gtd. Notes	5.38	8/15/2024	75,000		76,312
InterGen, Sr. Scd. Notes	7.00	6/30/2023	75,000	[a]	71,662
Midland Cogeneration Venture, Sr. Scd. Notes	6.00	3/15/2025	14,149	[a]	14,194
NRG Energy, Gtd. Notes	6.63	1/15/2027	75,000		81,562
NRG Energy, Gtd. Notes	7.25	5/15/2026	75,000		82,408
Talen Energy Supply, Gtd. Notes	10.50	1/15/2026	50,000	[a]	43,125

34

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.2% (continued)
Utilities - .1% (continued)
The AES, Sr. Unscd. Notes	4.00	3/15/2021	20,000		20,375
The AES, Sr. Unscd. Notes	4.88	5/15/2023	26,000		26,481
The AES, Sr. Unscd. Notes	5.13	9/1/2027	95,000		102,361
TransAlta, Sr. Unscd. Notes	4.50	11/15/2022	95,000		98,424
TransAlta, Sr. Unscd. Notes	6.50	3/15/2040	25,000		25,282
Vistra Energy, Gtd. Notes	7.63	11/1/2024	3,000		3,122
Vistra Operations, Gtd. Notes	5.50	9/1/2026	90,000	[a]	95,330
Vistra Operations, Sr. Unscd. Notes	5.63	2/15/2027	105,000	[a]	111,694
				1,272,156
Total Bonds and Notes (cost $50,197,280)			50,368,791
Description			Shares
Common Stocks - .0%
Energy - .0%
Halcon Resources (cost $1,495)			109	[b,c]	1,495
Description /Number of Contracts	Exercise Price	Expiration Date	Notional Amount ($)
Options Purchased - .1%
Put Options - .1%
Standard & Poor's 500 E-mini December Future, Contracts 970	2,600	12/20/2019	126,100,000		181,875
Standard & Poor's 500 E-mini 3rd Week March Future, Contracts 970	2,600	1/17/2020	126,100,000		441,350
Total Options Purchased (cost $1,498,954)			623,225
Description	Annualized Yield (%)	Maturity Date	Principal Amount ($)
Short-Term Investments - 88.1%
U.S. Government Securities
U.S. Treasury Bills	1.94	12/12/2019	36,255,000	[d]	36,193,505
U.S. Treasury Bills	1.91	12/19/2019	314,913,500	[d]	314,312,995
U.S. Treasury Bills	1.76	1/2/2020	236,095,100	[d]	235,466,823
U.S. Treasury Bills	1.95	11/21/2019	259,505,400	[d]	259,286,406
Total Short-Term Investments (cost $844,921,655)			845,259,729

35

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - 5.6%
Registered Investment Companies - 5.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $54,011,533)	1.79	54,011,533	[e] 54,011,533
Total Investments (cost $950,630,917)		99.0%	950,264,773
Cash and Receivables (Net)		1.0%	9,337,913
Net Assets		100.0%	959,602,686

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, these securities were valued at $24,749,494 or 2.58% of net assets.

b The valuation of this security has been determined in good faith by management under the direction of the Board of Directors. At October 31, 2019, the value of this security amounted to $1,495 or .0% of net assets.

c Non-income producing security.

d Security is a discount security. Income is recognized through the accretion of discount.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Government	88.1
Investment Companies	5.6
Communications	1.2
Consumer, Non-cyclical	.9
Consumer, Cyclical	.8
Industrial	.6
Energy	.6
Financial	.5
Basic Materials	.3
Technology	.2
Utilities	.1
Options Purchased	.1
Diversified	.0
99.0

† Based on net assets.

See notes to consolidated financial statements.

36

CONSOLIDATED STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 10/31/18 ($)	Purchases ($)	Sales ($)	Value 10/31/19 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	71,233,766	649,204,774	666,427,007	54,011,533	5.6	1,684,817

See notes to consolidated financial statements.

37

CONSOLIDATED STATEMENT OF FUTURES
October 31, 2019

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Brent Crude	138	4/20	7,986,482[a]	7,907,400	(79,082)
CAC 40 10 Euro	177	11/19	11,192,241[b]	11,305,562	113,321
Canadian 10 Year Bond	377	12/19	40,038,063[b]	40,656,807	618,744
Chicago SRW Wheat	189	3/20	4,788,550[a]	4,864,388	75,838
Cocoa	198	3/20	4,856,181[a]	4,843,080	(13,101)
Copper	24	3/20	1,543,605[a]	1,588,200	44,595
Crude Soybean Oil	868	3/20	16,335,207[a]	16,275,000	(60,207)
DAX	38	12/19	13,559,135[b]	13,661,115	101,980
FTSE 100	681	12/19	63,808,933[b]	63,919,383	110,450
FTSE/MIB Index	186	12/19	22,496,100[b]	23,505,684	1,009,584
Gold 100 oz	33	2/20	4,980,307[a]	5,021,940	41,633
Hang Seng	327	11/19	56,201,103[b]	56,303,116	102,013
IBEX 35 Index	129	11/19	13,313,963b	13,348,026	34,063
Japanese 10 Year Bond	164	12/19	235,295,153[b]	233,797,574	(1,497,579)
Live Cattle	9	2/20	420,176[a]	440,460	20,284
LME Primary Nickel	2	3/20	194,934[a]	199,308	4,374
LME Refined Pig Lead	3	3/20	164,034[a]	162,056	(1,978)
LME Zinc	5	3/20	303,203[a]	308,938	5,735
Low Sulphur Gas oil	34	2/20	1,906,180[a]	1,904,850	(1,330)
Mini MSCI Emerging Markets Index	417	12/19	21,399,143	21,713,190	314,047
NY Harbor ULSD	102	1/20	7,947,218[a]	7,954,531	7,313
NYMEX Palladium	15	3/20	2,538,400[a]	2,624,850	86,450
Platinum	210	1/20	9,890,340[a]	9,803,850	(86,490)
S&P/Toronto Stock Exchange 60 Index	163	12/19	24,343,162[b]	24,377,602	34,440
Soybean	213	3/20	10,112,166[a]	10,066,913	(45,253)
Standard & Poor's 500 E-mini	1,296	12/19	193,980,743	196,719,840	2,739,097
Swiss Market Index	54	12/19	5,472,067[b]	5,588,302	116,235
U.S. Treasury 10 Year Notes	3,682	12/19	478,187,251	479,753,112	1,565,861
Futures Short
Amsterdam Exchange Index	24	11/19	3,103,655[b]	3,079,352	24,303
ASX SPI 200	179	12/19	20,278,110[b]	20,480,261	(202,151)
Australian 10 Year Bond	1,054	12/19	106,921,701[b]	105,941,138	980,563
Coffee "C"	43	3/20	1,598,589[a]	1,700,381	(101,792)
Corn No.2 Yellow	244	3/20	4,923,712[a]	4,864,750	58,962
Cotton No.2	273	3/20	8,560,646[a]	8,992,620	(431,974)
Crude Oil	25	2/20	1,315,524[a]	1,348,000	(32,476)

38

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Short (continued)
Euro-Bond	1,218	12/19	236,878,989[b]	233,324,864	3,554,125
Gasoline	135	1/20	8,850,994[a]	8,883,756	(32,762)
Hard Red Winter Wheat	144	3/20	3,031,578[a]	3,112,200	(80,622)
Lean Hog	12	2/20	357,135[a]	351,960	5,175
LME Primary Aluminum	19	3/20	828,580[a]	839,681	(11,101)
Long Gilt	757	12/19	130,200,324[b]	130,260,241	(59,917)
Natural Gas	169	2/20	4,269,648[a]	4,339,920	(70,272)
Silver	18	3/20	1,633,356[a]	1,639,800	(6,444)
Soybean Meal	285	3/20	8,805,756[a]	8,849,250	(43,494)
Sugar No.11	632	2/20	8,693,735[a]	8,833,843	(140,108)
Topix	40	12/19	6,161,477[b]	6,180,202	(18,725)
Gross Unrealized Appreciation				11,769,185
Gross Unrealized Depreciation				(3,016,858)

a These securities are wholly-owned by the Subsidiary referenced in Note 1.

b Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to consolidated financial statements.

39

CONSOLIDATED STATEMENT OF OPTIONS WRITTEN
October 31, 2019

Description/ Contracts	Exercise Price	Expiration Date	Notional Amount	Value ($)
Call Options:
Standard & Poor's 500 E-mini 2nd Week December Future, Contracts 405	3,040	11/8/19	61,560,000	(303,750)
Standard & Poor's 500 E-mini 3rd Week December Future, Contracts 404	3,060	11/15/19	61,812,000	(260,580)
Standard & Poor's 500 E-mini 4th Week December Future, Contracts 401	3,090	11/22/19	61,954,500	(180,450)
Put Options:
Standard & Poor's 500 E-mini 4th Week December Future, Contracts 401	2,850	11/22/19	57,142,500	(98,245)
Total Options Written (premiums received $749,879)				(843,025)

See notes to consolidated financial statements.

40

CONSOLIDATED STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS October 31, 2019

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Bank of Montreal
British Pound	4,885,000	United States Dollar	6,073,252	12/18/19	265,235
United States Dollar	3,998,573	Norwegian Krone	36,425,000	12/18/19	36,229
United States Dollar	5,957,082	Swedish Krona	58,408,000	12/18/19	(109,928)
United States Dollar	9,931,788	Japanese Yen	1,056,623,000	12/18/19	115,095
Australian Dollar	109,216,126	United States Dollar	75,084,853	12/18/19	301,671
United States Dollar	92,926,546	Euro	83,429,365	12/18/19	(444,697)
Canadian Dollar	30,360,000	United States Dollar	22,819,604	12/18/19	236,837
United States Dollar	599,926	Canadian Dollar	788,513	12/18/19	1,102
United States Dollar	96,789,099	Swiss Franc	95,030,441	12/18/19	77,371
Citigroup
United States Dollar	37,772,909	Swedish Krona	365,959,000	12/18/19	(240,326)
Japanese Yen	2,046,095,000	United States Dollar	18,902,810	12/18/19	106,700
United States Dollar	31,651,539	Japanese Yen	3,397,679,000	12/18/19	84,963
New Zealand Dollar	29,291,000	United States Dollar	18,385,103	12/18/19	411,658
United States Dollar	34,462,353	New Zealand Dollar	53,914,000	12/18/19	(135,597)
Canadian Dollar	8,947,000	United States Dollar	6,840,402	12/18/19	(45,739)
United States Dollar	9,084,054	Canadian Dollar	11,926,000	12/18/19	27,034
Australian Dollar	41,560,000	United States Dollar	28,589,327	12/18/19	97,498
United States Dollar	4,540,655	Australian Dollar	6,660,000	12/18/19	(56,416)
United States Dollar	28,021,134	Euro	25,338,000	12/18/19	(336,274)
Norwegian Krone	490,982,000	United States Dollar	54,608,062	12/18/19	(1,198,606)
United States Dollar	18,969,327	Swiss Franc	18,676,000	12/18/19	(37,090)
British Pound	14,690,000	United States Dollar	18,585,232	12/18/19	475,642

41

CONSOLIDATED STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Citigroup (continued)
United States Dollar	16,083,959	British Pound	12,914,000	12/18/19	(672,482)
Goldman Sachs
Australian Dollar	12,242,000	United States Dollar	8,284,651	12/18/19	165,400
Norwegian Krone	158,274,000	United States Dollar	17,590,568	12/18/19	(373,382)
Japanese Yen	2,808,295,000	United States Dollar	26,030,691	12/18/19	60,137
United States Dollar	18,521,776	Japanese Yen	1,993,395,000	12/18/19	1,882
United States Dollar	33,326,061	Euro	30,275,000	12/18/19	(556,666)
United States Dollar	8,485,555	British Pound	6,793,000	12/18/19	(328,639)
New Zealand Dollar	13,351,000	United States Dollar	8,376,404	12/18/19	191,264
United States Dollar	5,577,558	New Zealand Dollar	8,874,000	12/18/19	(117,108)
RBC Capital Markets
British Pound	28,888,000	United States Dollar	36,728,549	12/18/19	754,808
United States Dollar	90,920,078	British Pound	73,381,349	12/18/19	(4,295,213)
United States Dollar	17,019,361	New Zealand Dollar	26,413,183	12/18/19	69,367
United States Dollar	25,597,004	Norwegian Krone	228,121,782	12/18/19	781,715
Swedish Krona	82,297,085	United States Dollar	8,576,757	12/18/19	(28,318)
United States Dollar	10,217,676	Swedish Krona	99,700,000	12/18/19	(138,455)
Japanese Yen	9,602,291,015	United States Dollar	90,211,486	12/18/19	(1,000,160)
United States Dollar	12,383,754	Japanese Yen	1,338,560,000	12/18/19	(52,311)
Gross Unrealized Appreciation					4,261,608
Gross Unrealized Depreciation					(10,167,407)

See notes to consolidated financial statements.

42

CONSOLIDATED STATEMENT OF SWAP AGREEMENTS
October 31, 2019

Centrally Cleared Credit Default Swaps

Reference Obligation	Maturity Date	Notional Amount ($)[1]	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation ($)
Sold Contracts:[2]
Markit CDX North America High Yield Index Series 33 Received Fixed Rate of 5.00 3 Month	12/20/24	1,200,000	85,038	86,697	5,341
Gross Unrealized Appreciation				5,341

1 The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

2 If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to consolidated financial statements.

43

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
October 31, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	896,619,384	896,253,240
Affiliated issuers	54,011,533	54,011,533
Cash		3,073,774
Cash denominated in foreign currency	454,571	454,431
Cash collateral held by broker—Note 4		14,078,926
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		4,261,608
Receivable for investment securities sold		3,469,014
Receivable for futures variation margin—Note 4		1,098,052
Interest receivable		891,106
Receivable for shares of Common Stock subscribed		714,860
Swap upfront payments—Note 4		86,697
Prepaid expenses		44,711
		978,437,952
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		931,845
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		10,167,407
Payable for investment securities purchased		3,496,442
Payable for shares of Common Stock redeemed		3,193,676
Outstanding options written, at value (premiums received $749,879)—Note 4		843,025
Directors fees and expenses payable		32,506
Payable for swap variation margin—Note 4		13,202
Other accrued expenses		157,163
		18,835,266
Net Assets ($)		959,602,686
Composition of Net Assets ($):
Paid-in capital		932,861,782
Total distributable earnings (loss)		26,740,904
Net Assets ($)		959,602,686

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	38,099,581	31,770,881	324,848,126	564,884,098
Shares Outstanding	2,342,733	2,110,241	19,440,218	33,850,559
Net Asset Value Per Share ($)	16.26	15.06	16.71	16.69

See notes to consolidated financial statements.

44

CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended October 31, 2019

Investment Income ($):
Income:
Interest	23,754,483
Dividends:
Unaffiliated issuers	242,809
Affiliated issuers	1,684,817
Total Income	25,682,109
Expenses:
Management fee—Note 3(a)	11,765,210
Subsidiary management fee—Note 3(a)	745,749
Shareholder servicing costs—Note 3(c)	524,147
Distribution fees—Note 3(b)	283,468
Professional fees	133,911
Directors’ fees and expenses—Note 3(d)	113,237
Registration fees	83,037
Prospectus and shareholders’ reports	40,049
Loan commitment fees—Note 2	26,480
Custodian fees—Note 3(c)	24,862
Miscellaneous	100,653
Total Expenses	13,840,803
Less—reduction in expenses due to undertaking—Note 3(a)	(873,566)
Net Expenses	12,967,237
Investment Income—Net	12,714,872
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	703,736
Net realized gain (loss) on options transactions	(11,141,593)
Net realized gain (loss) on futures	20,006,932
Net realized gain (loss) on swap agreements	120,428
Net realized gain (loss) on forward foreign currency exchange contracts	7,501,197
Net Realized Gain (Loss)	17,190,700
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	3,695,489
Net change in unrealized appreciation (depreciation) on options transactions	(804,817)
Net change in unrealized appreciation (depreciation) on futures	66,436,460
Net change in unrealized appreciation (depreciation) on swap agreements	70,986
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(11,963,217)
Net Change in Unrealized Appreciation (Depreciation)	57,434,901
Net Realized and Unrealized Gain (Loss) on Investments	74,625,601
Net Increase in Net Assets Resulting from Operations	87,340,473

See notes to consolidated financial statements.

45

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2019	2018
Operations ($):
Investment income—net	12,714,872	10,081,853
Net realized gain (loss) on investments	17,190,700	28,288,100
Net change in unrealized appreciation (depreciation) on investments	57,434,901	(99,962,769)
Net Increase (Decrease) in Net Assets Resulting from Operations	87,340,473	(61,592,816)
Distributions ($):
Distributions to shareholders:
Class A	(389,197)	(3,628,341)
Class C	(51,213)	(3,966,680)
Class I	(5,263,447)	(30,866,723)
Class Y	(10,345,880)	(35,205,227)
Total Distributions	(16,049,737)	(73,666,971)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	5,503,075	9,551,768
Class C	795,552	3,022,939
Class I	77,960,434	137,796,035
Class Y	133,085,345	161,422,956
Distributions reinvested:
Class A	340,199	3,266,497
Class C	43,093	3,248,878
Class I	4,729,808	26,282,157
Class Y	3,057,854	17,523,027
Cost of shares redeemed:
Class A	(18,108,427)	(32,687,647)
Class C	(18,535,150)	(33,272,348)
Class I	(255,192,514)	(290,753,006)
Class Y	(345,640,713)	(165,820,468)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(411,961,444)	(160,419,212)
Total Increase (Decrease) in Net Assets	(340,670,708)	(295,678,999)
Net Assets ($):
Beginning of Period	1,300,273,394	1,595,952,393
End of Period	959,602,686	1,300,273,394

46

	Year Ended October 31,
	2019	2018
Capital Share Transactions (Shares):
Class Aa
Shares sold	354,311	601,336
Shares issued for distributions reinvested	23,527	207,002
Shares redeemed	(1,169,750)	(2,091,483)
Net Increase (Decrease) in Shares Outstanding	(791,912)	(1,283,145)
Class Ca
Shares sold	54,807	204,986
Shares issued for distributions reinvested	3,199	221,012
Shares redeemed	(1,292,189)	(2,276,707)
Net Increase (Decrease) in Shares Outstanding	(1,234,183)	(1,850,709)
Class Ia
Shares sold	4,916,538	8,550,569
Shares issued for distributions reinvested	319,166	1,622,356
Shares redeemed	(16,279,153)	(18,057,949)
Net Increase (Decrease) in Shares Outstanding	(11,043,449)	(7,885,024)
Class Ya
Shares sold	8,463,341	10,041,332
Shares issued for distributions reinvested	206,751	1,081,668
Shares redeemed	(22,048,505)	(10,121,870)
Net Increase (Decrease) in Shares Outstanding	(13,378,413)	1,001,130

[a] During the period ended October 31, 2019, 930 Class A shares representing $14,894 were exchanged for 906 Class I shares, 807 Class C shares representing $11,287 were automatically converted to 747 Class A shares and 785,918 Class Y shares representing $12,530,699 were exchanged for 785,383 Class I share and during the period ended October 31, 2018, 2,443 Class C shares representing $38,020 were automatically exchanged for 2,285 Class A shares, 10,885 Class A shares representing $170,857 were exchanged for 10,589 Class Y shares, 638,594 Class Y shares representing $10,291,095 were exchanged for 638,902 Class I share.

See notes to consolidated financial statements.

47

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	15.08	16.63	15.73	15.63	15.36
Investment Operations:
Investment income (loss)—net[a]	.15	.08	(.09)	(.17)	(.22)
Net realized and unrealized gain (loss) on investments	1.16	(.81)	1.02	.27	.49[b]
Total from Investment Operations	1.31	(.73)	.93	.10	.27
Distributions:
Dividends from investment income—net	(.13)	–	–	–	–
Dividends from net realized gain on investments	–	(.82)	(.03)	–	–
Total Distributions	(.13)	(.82)	(.03)	–	–
Net asset value, end of period	16.26	15.08	16.63	15.73	15.63
Total Return (%)[c]	8.82	(4.63)	5.92	.70	1.69
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.55	1.59	1.55	1.51	1.49
Ratio of net expenses to average net assets	1.44	1.44	1.47	1.50	1.49
Ratio of net investment income (loss) to average net assets	.96	.48	(.56)	(1.13)	(1.41)
Portfolio Turnover Rate	26.17	17.55	69.80	10.66	165.55
Net Assets, end of period ($ x 1,000)	38,100	47,280	73,458	205,832	268,600

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

c Exclusive of sales charge.

See notes to consolidated financial statements.

48

	Year Ended October 31,
Class C Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	13.96	15.56	14.83	14.85	14.70
Investment Operations:
Investment income (loss)—net[a]	.03	(.04)	(.19)	(.27)	(.33)
Net realized and unrealized gain (loss) on investments	1.09	(.74)	.95	.25	.48[b]
Total from Investment Operations	1.12	(.78)	.76	(.02)	.15
Distributions:
Dividends from investment income—net	(.02)	–	–	–	–
Dividends from net realized gain on investments	–	(.82)	(.03)	–	–
Total Distributions	(.02)	(.82)	(.03)	–	–
Net asset value, end of period	15.06	13.96	15.56	14.83	14.85
Total Return (%)[c]	8.01	(5.30)	5.14	(.07)	.95
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.29	2.31	2.32	2.26	2.24
Ratio of net expenses to average net assets	2.19	2.19	2.23	2.25	2.24
Ratio of net investment income (loss) to average net assets	.22	(.27)	(1.26)	(1.82)	(2.16)
Portfolio Turnover Rate	26.17	17.55	69.80	10.66	165.55
Net Assets, end of period ($ x 1,000)	31,771	46,681	80,834	131,341	141,904

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

c Exclusive of sales charge.

See notes to consolidated financial statements.

49

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	15.51	17.04	16.08	15.93	15.61
Investment Operations:
Investment income (loss)—net[a]	.19	.12	(.03)	(.13)	(.19)
Net realized and unrealized gain (loss) on investments	1.20	(.83)	1.02	.28	.51[b]
Total from Investment Operations	1.39	(.71)	.99	.15	.32
Distributions:
Dividends from investment income—net	(.19)	–	–	–	–
Dividends from net realized gain on investments	–	(.82)	(.03)	–	–
Total Distributions	(.19)	(.82)	(.03)	–	–
Net asset value, end of period	16.71	15.51	17.04	16.08	15.93
Total Return (%)	9.04	(4.33)	6.17	1.01	1.92
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.29	1.31	1.30	1.25	1.22
Ratio of net expenses to average net assets	1.19	1.19	1.21	1.24	1.22
Ratio of net investment income (loss) to average net assets	1.20	.73	(.17)	(.86)	(1.15)
Portfolio Turnover Rate	26.17	17.55	69.80	10.66	165.55
Net Assets, end of period ($ x 1,000)	324,848	472,940	653,752	446,643	489,361

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

See notes to consolidated financial statements.

50

	Year Ended October 31,
Class Y Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	15.53	17.04	16.07	15.91	15.59
Investment Operations:
Investment income (loss)—net[a]	.20	.13	(.02)	(.11)	(.15)
Net realized and unrealized gain (loss) on investments	1.19	(.82)	1.02	.27	.47[b]
Total from Investment Operations	1.39	(.69)	1.00	.16	.32
Distributions:
Dividends from investment income—net	(.23)	–	–	–	–
Dividends from net realized gain on investments	–	(.82)	(.03)	–	–
Total Distributions	(.23)	(.82)	(.03)	–	–
Net asset value, end of period	16.69	15.53	17.04	16.07	15.91
Total Return (%)	9.13	(4.27)	6.23	1.01	2.05
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.22	1.21	1.21	1.18	1.14
Ratio of net expenses to average net assets	1.15	1.14	1.15	1.16	1.14
Ratio of net investment income (loss) to average net assets	1.25	.78	(.14)	(.68)	(.96)
Portfolio Turnover Rate	26.17	17.55	69.80	10.66	165.55
Net Assets, end of period ($ x 1,000)	564,884	733,373	787,909	655,662	483,043

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

See notes to consolidated financial statements.

51

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Dynamic Total Return Fund (the “fund”) is a separate non-diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek total return. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective January 2, 2019, BNY Mellon Asset Management North America Corporation was renamed Mellon Investments Corporation (the “Sub-Adviser”). Mellon Investments Corporation, a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

Effective June 3, 2019, the fund changed its name from Dynamic Total Return Fund to BNY Mellon Dynamic Total Return Fund and the Company changed its name from Advantage Funds, Inc. to BNY Mellon Advantage Funds, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

The fund may invest in certain commodities through its investment in DTR Commodity Fund Ltd., (the “Subsidiary”), a wholly-owned and controlled subsidiary of the fund organized under the laws of the Cayman Islands. The Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of the fund. The Adviser serves as investment adviser for the Subsidiary, the Sub-Adviser serves as the Subsidiary’s sub-investment advisor and Citibank N.A. serves as the Subsidiary’s custodian. The financial statements have been consolidated and include the accounts of the fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the fund and the Subsidiary, comprising the entire issued share capital of the Subsidiary, with the intent that the fund will remain the sole shareholder and retain all rights. Under the Amended and Restated Memorandum and Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the

52

profits or assets of the Subsidiary. The following summarizes the structure and relationship of the Subsidiary at October 31, 2019:

Subsidiary Activity
Consolidated fund Net Assets ($)	959,602,686
Subsidiary Percentage of fund Net Assets	6.64%
Subsidiary Financial Statement Information ($)
Total assets	64,112,672
Total liabilities	409,160
Net assets	63,703,512
Total income	1,417,410
Investment income—net	624,862
Net realized gain (loss)	1,750,526
Net change in unrealized appreciation (depreciation)	(1,395,746)
Net increase (decrease) in net assets resulting from operations	979,642

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized), Class T (100 million shares authorized) and Class Y (100 million shares authorized). Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under

53

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

54

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service approved by the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American

55

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap agreements are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2019 in valuing the fund’s investments:

56

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Corporate Bonds	–	50,368,791	–	50,368,791
Equity Securities-Common Stocks	–	1,495††	–	1,495
Investment Companies	54,011,533	–	–	54,011,533
U.S. Treasury Securities	–	845,259,729	–	845,259,729
Other Financial Instruments:
Futures†††	11,769,185	–	–	11,769,185
Forward Foreign Currency Exchange Contracts†††	–	4,261,608	–	4,261,608
Options Purchased	623,225	–	–	623,225
Swaps Agreements†††	–	5,341	–	5,341
Liabilities ($)
Other Financial Instruments:
Futures†††	(3,016,858)	–	–	(3,016,858)
Forward Foreign Currency Exchange Contracts†††	–	(10,167,407)	–	(10,167,407)
Options Written	–	(843,025)	–	(843,025)

† See Consolidated Statement of Investments for additional detailed categorizations, if any.
†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair value procedures.
††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on

57

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

The fund’s investments in commodity-linked financial derivatives instruments may subject the fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such

58

gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Code. Therefore, the fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the fund in the current period nor carried forward to offset taxable income in future periods.

As of and during the period ended October 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Consolidated Statement of Operations. During the period ended October 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $24,150,910, undistributed capital gains $5,836,438 and unrealized depreciation $3,246,444.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2019 and October 31, 2018 were as follows: ordinary income $16,049,737 and $44,222,833, and long-term capital gains $0 and $29,444,138, respectively.

During the period ended October 31, 2019, as a result of permanent book to tax differences, primarily due to the tax treatment for Subpart F income from subsidiary, the fund decreased total distributable earnings (loss) by $2,375,388 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(h) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”).

59

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date.

Also effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2017-08 and ASU 2018-13 had no impact on the operations of the fund for the period ended October 31, 2019.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2019, the fund did not borrow under the Facilities.

NOTE 3— Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) The Adviser has entered into separate management agreements with the fund and the Subsidiary pursuant to which the Adviser receives a management fee computed at the annual rate of 1.10% of the value of the average daily net assets of each of the fund and the Subsidiary which is payable monthly. In addition, the Adviser has contractually agreed for as long as the fund invests in the Subsidiary, to waive the management fee it receives from the fund in an amount equal to the management fee paid to the Adviser by the Subsidiary. The reduction in expenses, pursuant to the undertaking, amounted to $745,749 during the period ended October 31, 2019.

60

In addition, the Adviser has contractually agreed, from November 1, 2018 through March 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.19% of the value of the fund’s average daily net assets. On or after March 1, 2020, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $127,817 during the period ended October 31, 2019.

Pursuant to separate sub-investment advisory agreements between the Adviser and the Sub-Adviser with respect to the fund and the Subsidiary, the Adviser pays the Sub-Adviser an annual fee of .65% of the value of the average daily net assets of each of the fund and the Subsidiary which is payable monthly.

During the period ended October 31, 2019, the Distributor retained $5,602 from commissions earned on sales of the fund’s Class A shares and $1,185 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2019, Class C shares were charged $283,468 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2019, Class A and Class C shares were charged $103,307 and $94,489, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. The fund had an arrangement with the custodian to receive earnings credits when positive cash balances were maintained, which were used to offset custody fees.

61

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Consolidated Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2019, the fund was charged $7,002 for transfer agency services. These fees are included in Shareholder servicing costs in the Consolidated Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2019, the fund was charged $24,862 pursuant to the custody agreement.

During the period ended October 31, 2019, the fund was charged $11,610 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Consolidated Statement of Assets and Liabilities consist of: management fees of $955,619, Distribution Plan fees of $20,314, Shareholder Services Plan fees of $14,872, custodian fees of $10,578, Chief Compliance Officer fees of $4,504 and transfer agency fees of $2,170, which are offset against an expense reimbursement currently in effect in the amount of $76,212.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, futures, options transactions, forward contracts and swap agreements, during the period ended October 31, 2019, amounted to $20,181,906 and $104,450,930, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into

62

International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2019 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, interest rate risk and commodity risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Consolidated Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Consolidated Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2019 are set forth in the Consolidated Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of equities or as a substitute for an investment. The fund is subject to market risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

63

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Consolidated Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options written open at October 31, 2019 are set forth in Consolidated Statement of Options Written.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of

64

forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Consolidated Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at October 31, 2019 are set forth in the Consolidated Statement of Forward Foreign Currency Exchange Contracts.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Consolidated Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Consolidated Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Consolidated Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and

65

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Consolidated Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the Consolidated Statement of Swap Agreements, which summarizes open credit default swaps entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, underlying securities comprising the referenced index, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities. Credit default swaps open at October 31, 2019 are set forth in the Consolidated Statement of Swap Agreements.

66

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Consolidated Statement of Investments and disclosures within this Note.

The following tables show the fund’s exposure to different types of market risk as it relates to the Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2019 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	6,901,168	[1,2]	Interest rate risk	(2,400,521)	[1,3]
Equity risk	5,140,883	[1,2]	Equity risk	(220,876)	[1]
Foreign exchange risk	4,261,608	[4]	Foreign exchange risk	(10,167,407)	[4]
Credit risk	5,341	[5]	Credit risk	-
Commodity risk	350,359	[1]	Commodity risk	(1,238,486)	[1]
Gross fair value of derivative contracts	16,659,359			(14,027,290)

Consolidated Statement of Assets and Liabilities location:

[1] Includes cumulative appreciation (depreciation) on futures as reported in the Consolidated Statement of Futures, but only the unpaid variation margin is reported in the Consolidated Statement of Assets and Liabilities.

[2] Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[3] Outstanding options written, at value.
[4] Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

[5] Includes cumulative appreciation (depreciation) on swap agreements as reported in the Consolidated Statement of Swap Agreements. Unrealized appreciation (depreciation) on OTC swap agreements and only unpaid variation margin on cleared swap agreements, are reported in the Consolidated Statement of Assets and Liabilities.

67

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The effect of derivative instruments in the Consolidated Statement of Operations during the period ended October 31, 2019 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Agreements	[4]	Total
Interest rate	29,882,706		-		-		-		29,882,706
Equity	(11,628,056)		(11,141,593)		-		-		(22,769,649)
Foreign exchange	-		-		7,501,197		-		7,501,197
Credit	-		-		-		120,428		120,428
Commodity	1,752,282		-		-		-		1,752,282
Total	20,006,932		(11,141,593)		7,501,197		120,428		16,486,964

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Agreements	[8]	Total
Interest rate	14,970,895		(676,960)		-		-		14,293,935
Equity	52,905,257		(127,857)		-		-		52,777,400
Foreign exchange	-		-		(11,963,217)		-		(11,963,217)
Credit	-		-		-		70,986		70,986
Commodity	(1,439,692)		-		-		-		(1,439,692)
Total	66,436,460		(804,817)		(11,963,217)		70,986		53,739,412

Consolidated Statement of Operations location:
[1] Net realized gain (loss) on futures.
[2] Net realized gain (loss) on options transactions.
[3] Net realized gain (loss) on forward foreign currency exchange contracts.
[4] Net realized gain (loss) on swap agreements.
[5] Net change in unrealized appreciation (depreciation) on futures.
[6] Net change in unrealized appreciation (depreciation) on options transactions.
[7] Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8] Net change in unrealized appreciation (depreciation) on swap agreements.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Consolidated Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Consolidated Statement of Assets and Liabilities.

68

At October 31, 2019, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	11,769,185	(3,016,858)
Options	623,225	(843,025)
Forward contracts	4,261,608	(10,167,407)
Swaps	5,341	-
Total gross amount of derivative
assets and liabilities in the
Consolidated Statement of Assets and Liabilities	16,659,359	(14,027,290)
Derivatives not subject to
Master Agreements	(12,397,751)	3,859,883
Total gross amount of assets
and liabilities subject to
Master Agreements	4,261,608	(10,167,407)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2019:†

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Bank of Montreal	1,033,540		(554,625)	-		478,915
Citigroup	1,203,495		(1,203,495)	-		-
Goldman Sachs	418,683		(418,683)	-		-
RBC Capital Markets	1,605,890		(1,605,890)	-		-
Total	4,261,608		(3,782,693)	-		478,915

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Bank of Montreal	(554,625)		554,625	-		-
Citigroup	(2,722,530)		1,203,495	1,195,829		(323,206)
Goldman Sachs	(1,375,795)		418,683	890,000		(67,112)
RBC Capital Markets	(5,514,457)		1,605,890	3,908,567		-
Total	(10,167,407)		3,782,693	5,994,396		(390,318)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Consolidated Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

69

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2019:

Average Market Value ($)
Equity futures	720,908,174
Equity options contracts	4,381,654
Interest rate futures	1,022,083,447
Forward contracts	1,228,947,646
Commodity futures	139,759,349

The following summarizes the average notional value of swap agreements outstanding during the period ended October 31, 2019:

Average Notional Value ($)
Credit default swap agreements	4,519,077

At October 31, 2019, the cost of investments for federal income tax purposes was $953,828,800; accordingly, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $3,253,659, consisting of $18,079,154 gross unrealized appreciation and $21,332,813 gross unrealized depreciation.

70

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Dynamic Total Return Fund (formerly, Dynamic Total Return Fund)

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of BNY Mellon Dynamic Total Return Fund (the “Fund”) (formerly, Dynamic Total Return Fund) (one of the funds constituting BNY Mellon Advantage Funds, Inc.), including the consolidated statements of investments, investments in affiliated issuers, futures, options written, forward foreign currency exchange contracts and swap agreements, as of October 31, 2019, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting BNY Mellon Advantage Funds, Inc.) at October 31, 2019, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 23, 2019

71

IMPORTANT TAX INFORMATION (Unaudited)

For state individual income tax purposes, the fund hereby reports 77.48% of the ordinary income dividends paid during its fiscal year ended October 31, 2019 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California, Connecticut and the District of Columbia. Also, the fund hereby reports 13.31% of the ordinary dividends paid during the fiscal year ended October 31, 2019 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $2,320,027 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2020 of the percentage applicable to the preparation of their 2019 income tax returns.

72

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 120

———————

Peggy C. Davis (76)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 44

———————

David P. Feldman (79)
Board Member (1996)
Principal Occupation During Past 5 Years:

• Retired

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 30

———————

73

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Gina D. France (61)
Board Member (2019)
Principal Occupation During Past 5 Years:

• Founder, President and Chief Executive Officer, France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States (2003 –Present)

• Corporate Director and Trustee (2004 – Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016 – Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011 – Present)

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2015 – Present)

• Baldwin Wallace University, Trustee (2013- Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004 – 2016)

No. of Portfolios for which Board Member Serves: 30

———————

Joan Gulley (72)
Board Member (2017)
Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

• Director, Nantucket Library (2015-Present)

No. of Portfolios for which Board Member Serves: 50

———————

Ehud Houminer (79)
Board Member (1993)
Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-Present)

• Trustee, Ben Gurion University (2012-2018)

No. of Portfolios for which Board Member Serves: 50

———————

Lynn Martin (79)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Retired

No. of Portfolios for which Board Member Serves: 30

———————

74

Robin A. Melvin (56)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-Present; Board member (2013-Present)

No. of Portfolios for which Board Member Serves: 97

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James F. Henry, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

75

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since November 2019; Managing Counsel of BNY Mellon from April 2014 to November 2019; Secretary of the Adviser, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

76

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since November 2019; Counsel of BNY Mellon from May 2016 to November 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2005.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (64 investment companies, comprised of 143 portfolios). He is 62 years old and has served in various capacities with the the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 136 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

77

For More Information

BNY Mellon Dynamic Total Return Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser
Mellon Investments Corporation
One Boston Place
Boston, MA 02108-4408

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: AVGAX Class C: AVGCX Class I: AVGRX Class Y: AVGYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 6140AR1019

BNY Mellon Global Dynamic Bond Income Fund

ANNUAL REPORT October 31, 2019

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Global Dynamic Bond Income Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Global Dynamic Bond Income Fund (formerly, Dreyfus Global Dynamic Bond Income Fund), covering the 12-month period from November 1, 2018 through October 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Equity markets weakened in the fourth quarter of 2018, as concerns about rising interest rates, trade tensions and slowing global growth provided downward pressure on returns. In December 2018, stocks experienced a sharp sell-off, as it appeared that the U.S. Federal Reserve (the “Fed”) would maintain its hawkish stance on monetary policy. In January 2019, a pivot in stance from the Fed helped stimulate a rebound across equity markets that continued into the second quarter. Escalating trade tensions disrupted equity markets again in May. The dip was short-lived, as markets rose once again in June and July of 2019, when a trade deal appeared more likely, and the pace of U.S. economic growth remained steady. Nevertheless, concerns continued to emerge over slowing global growth, resulting in bouts of market volatility in August 2019. Stocks rebounded in September and continued an upward path through most of October 2019, supported in part by central bank policy and consistent consumer spending.

In fixed-income markets, a risk-off mentality prevailed to start the period, fueled in part by equity market volatility. A flight to quality supported price increases for U.S. Treasuries, which continued through the end of 2018, leading to a flattening yield curve. After the Fed’s supportive statements in January 2019, other developed-market central banks followed suit and reiterated their abilities to bolster flagging growth by continuing accommodative policies. This further buoyed fixed-income instrument prices. The Fed cut rates in July, September and October of 2019, for a total 75-basis-point reduction in the federal funds rate during the 12 months. Concerns about the pace of global economic growth also fueled demand for fixed-income instruments during much of the reporting period, resulting in positive bond market returns.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
November 15, 2019

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2018 through October 31, 2019, as provided by portfolio managers Paul Brain, Howard Cunningham and Parmeshwar Chadha, of Newton Investment Management (North America) Limited, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended October 31, 2019, BNY Mellon Global Dynamic Bond Income Fund’s (formerly, Dreyfus Global Dynamic Bond Income Fund) Class A shares produced a total return of 8.54%, Class C shares returned 7.70%, Class I shares returned 8.79%, and Class Y shares returned 8.81%.1 In comparison, the fund’s benchmark, the FTSE One-Month U.S. Treasury Bill Index (the “Index”), produced a total return of 2.31% for the same period.2

Global bond markets posted solid gains during the reporting period, due in part to continued accommodative monetary policies from major central banks. The fund outperformed the Index, largely due to positions in government bonds, particularly those from Australia and New Zealand, which performed well during the period.

The Fund’s Investment Approach

The fund seeks total return (consisting of income and capital appreciation). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds and other instruments that provide investment exposure to global bond markets. The fund normally invests opportunistically in bonds and derivatives and other instruments that provide investment exposure to global bond and currency markets, in seeking to produce absolute or real returns across economic cycles. The fund’s investments will be focused globally among the developed and emerging capital markets of the world. The fund ordinarily invests in at least three countries, and, at times, may invest a substantial portion of its assets in a single country.

The fund’s portfolio managers employ a dynamic, unconstrained approach in allocating the fund’s assets globally, principally among government bonds, emerging-market sovereign debt, investment-grade and high yield corporate instruments, and currencies. The fund’s portfolio managers combine a top-down approach, emphasizing economic trends and current investment themes on a global basis, with bottom-up security selection based on fundamental research to allocate the fund’s investments among and within asset classes. In choosing investments, the portfolio managers consider: key trends in global economic variables, such as gross domestic product, inflation, and interest rates; investment themes, such as changing demographics, the impact of new technologies, and the globalization of industries and brands; relative valuations of equity securities, bonds and cash; long-term trends in currency movements; and company fundamentals.

Bond Markets Pivot on Central Bank Policy

Financial-market volatility persisted in November and December 2018, as tightening U.S. dollar liquidity, softening global growth momentum, and deteriorating equity and credit markets helped government bonds to rally. Slower employment growth and weaker headline inflation, aided by lower oil prices, were supportive of a more gradual approach to U.S. monetary tightening. In January 2019, rising expectations that the Federal Reserve (the

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

“Fed”) would pause its interest-rate hikes was confirmed by Chair Jerome Powell, which helped spur a recovery for fixed-income markets, most of which posted strong returns for the 12 months.

The chief cause of this strong performance was the Fed’s pivot from raising interest rates through much of 2018, to cutting rates in 2019, in response to slowing global growth and escalating trade wars. After a pause, the Fed cut the federal funds rate three times during the summer and fall months. Other central banks around the world also continued their accommodative policies. Somewhat unusually, investment-grade bonds delivered the best return on average, benefiting from a combination of reasonably long duration and credit-spread narrowing. Developed-market government bonds responded well to the Fed’s turnabout, falling inflationary pressures and new bouts of quantitative and monetary easing elsewhere. With the exception of Argentina, emerging-market bonds also performed strongly, as falling U.S. interest rates increased their allure to yield-hungry investors. High yield bonds generally performed well, with the exception of the energy sector. Performance across investment-grade sectors was uniformly strong, with only autos lagging.

Government Bonds Help Relative Performance

The largest contributors to portfolio performance were government bonds, accounting for nearly half of the return. Although all developed government bond markets delivered healthy returns, the portfolio’s holdings in Australasia stood out, as the decline in Australian and New Zealand government bond yields outpaced that of U.S. bonds. The other three bond asset classes also delivered positive returns. However, returns of investment-grade and high yield credit instruments held within the portfolio were lower than a typical index return, as the portfolio had generally shorter maturities and higher ratings than a typical credit index. Active currency positions made a small positive contribution overall, mainly due to long positions in the Japanese yen and Mexican peso. Currency hedging costs were negative.

Within the government bond portfolio, treasury inflation-protected securities (TIPS) performed less well than conventional Treasuries, as 10-year inflation breakeven rates declined during the period, in reaction to slower global growth, but still delivered strongly positive returns. Within the high yield bond part of the portfolio, energy names such as Antero Resources, Chesapeake Energy and Whiting Petroleum, generally performed badly, but had limited overall impact, as position sizes were generally small and had been reduced over the course of the year. Although overall emerging-market performance was good, a small holding in Argentine government bonds detracted from performance, as a result of an adverse election result.

A Cautious Investment Posture

It is our impression that risks to global economic output appear skewed to the downside. We think the relatively strong U.S. economy now shows signs of slowing, while in the absence of meaningful policy stimulus, the global manufacturing recession continues to weigh on growth prospects, not least in Europe and Northeast Asia. Moreover, the diffusion of weak, forward-looking indicators to services data suggests structural challenges for the industrials sector are beginning to represent considerable cyclical headwinds for non-manufacturing output. The challenging economic outlook and the resulting scope for a further widening of relative borrowing costs point to cautious positioning with respect to spread products. That said, an accommodative monetary policy backdrop supports shorter-dated, hard-currency

4

exposure to those companies and countries characterized by attractive spreads, and sufficient balance-sheet strength and liquidity to weather the downturn.

We believe trade talks and politics will likely drive markets in the short term and can determine whether economic growth picks up. The credit cycle is extended, with leverage rising and covenant quality declining. While we retain significant headline exposure to emerging-market, high yield and investment-grade bonds, these are generally shorter dated and higher rated than a typical index, and should exhibit greater resilience and lower volatility. We also hold high-quality government bonds which should offer downside protection. As the U.S. interest-rate differential to other markets shrinks, we expect U.S.-dollar weakness, and have recently put in place a small short on the currency.

November 15, 2019

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 1, 2020, at which time it may be extended, modified, or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The FTSE One-Month U.S. Treasury Bill Index consists of the last one-month Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks, including exposure to currency fluctuations, changing political and economic conditions and potentially less liquidity.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

The fund may, but is not required to, use derivative instruments, such as options, futures, options on futures, forward contracts and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, and Class I shares of BNY Mellon Global Dynamic Bond Income Fund with a hypothetical investment of $10,000 in the FTSE One-Month U.S. Treasury Bill Index (the “Index”)

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class A, Class C, and Class I shares of BNY Mellon Global Dynamic Bond Income Fund on 3/25/11 (inception date) to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A, Class C, and Class I shares. The Index consists of the last one-month Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Global Dynamic Bond Income Fund with a hypothetical investment of $1,000,000 in the FTSE One-Month U.S. Treasury Bill Index (the “Index”)

† Source: Lipper Inc.
†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Global Dynamic Bond Income Fund on 3/25/11 (inception date) to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index consists of the last one-month Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

7

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 10/31/19
	Inception Date	1 Year	5 Years	From Inception
Class A shares
with maximum sales charge (4.5%)	3/25/11	3.63%	1.83%	2.65%
without sales charge	3/25/11	8.54%	2.78%	3.20%
Class C shares
with applicable redemption charge †	3/25/11	6.70%	1.99%	2.42%
without redemption	3/25/11	7.70%	1.99%	2.42%
Class I shares	3/25/11	8.79%	3.02%	3.44%
Class Y shares	7/1/13	8.81%	3.04%	3.40%††
FTSE One-Month U.S. Treasury Bill Index	3/31/11	2.31%	0.95%	0.57%†††

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

††† For comparative purposes, the value of the Index as of 3/31/11 is used as the beginning value on 3/25/11.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

8

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Dynamic Bond Income Fund from May 1, 2019 to October 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2019

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$3.86	$7.70	$2.58	$2.58
Ending value (after expenses)	$1,041.90	$1,037.70	$1,043.20	$1,043.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2019

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$3.82	$7.63	$2.55	$2.55
Ending value (after expenses)	$1,021.42	$1,017.64	$1,022.68	$1,022.68

†  Expenses are equal to the fund’s annualized expense ratio of .75% for Class A, 1.50% for Class C, .50% for Class I and .50% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

9

STATEMENT OF INVESTMENTS
October 31, 2019

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.5%
Argentina - .2%
Argentina, Sr. Unscd. Bonds		6.88	4/22/2021	610,000		276,794
Australia - 3.7%
Australia, Sr. Unscd. Bonds, Ser. 144	AUD	3.75	4/21/2037	150,000		140,158
Australia, Sr. Unscd. Bonds, Ser. 150	AUD	3.00	3/21/2047	3,005,000		2,655,600
Commonwealth Bank of Australia, Covered Bonds		2.13	7/22/2020	250,000		250,497
Treasury Corporation of Victoria, Govt. Gtd. Notes	AUD	2.25	11/20/2034	1,290,000		923,962
Verizon Communications, Sr. Unscd. Notes	AUD	2.65	5/6/2030	590,000		405,976
					4,376,193
Austria - .3%
Austria, Sr. Unscd. Notes	EUR	3.15	6/20/2044	160,000	[b]	297,755
Azerbaijan - .9%
Republic of Azerbaijan, Sr. Unscd. Bonds		5.13	9/1/2029	480,000		522,944
Republic of Azerbaijan, Sr. Unscd. Notes		4.75	3/18/2024	470,000		498,610
					1,021,554
Bahrain - .4%
Bahrain, Sr. Unscd. Bonds		5.50	3/31/2020	480,000		484,651
Bermuda - .3%
Hiscox, Sr. Unscd. Bonds	GBP	2.00	12/14/2022	265,000		347,088
Bolivia - .4%
Bolivian, Sr. Unscd. Notes		4.50	3/20/2028	500,000		468,075
Brazil - .2%
Light Servicos de Eletricidade, Gtd. Notes		7.25	5/3/2023	249,000		268,922
Canada - 4.5%
Bank of Montreal, Covered Bonds		2.10	6/15/2022	530,000		534,720
British Columbia, Sr. Unscd. Bonds		2.25	6/2/2026	676,000		694,182
British Columbia, Sr. Unscd. Notes	EUR	0.88	10/8/2025	328,000		389,779
Canada Housing Trust No. 1, Govt. Gtd. Bonds	CAD	1.25	6/15/2021	2,330,000	[b]	1,756,920
Canada Housing Trust No. 1, Govt. Gtd. Bonds	CAD	2.65	3/15/2028	1,900,000	[b]	1,535,710
Entertainment One, Sr. Scd. Notes	GBP	4.63	7/15/2026	108,000		152,173
Royal Bank of Canada, Covered Bonds		1.88	2/5/2020	280,000		279,964
					5,343,448
Cayman Islands - .8%
Agile Group Holdings, Sr. Scd. Bonds		9.00	5/21/2020	250,000		255,379

10

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a] Value ($)
Bonds and Notes - 90.5% (continued)
Cayman Islands - .8% (continued)
Country Garden Holdings, Sr. Scd. Bonds		7.25	4/4/2021	230,000	230,953
Sable International Finance, Sr. Scd. Notes		5.75	9/7/2027	476,000	[b] 496,825
					983,157
Colombia - .5%
Colombia, Bonds	COP	7.50	8/26/2026	1,834,200,000	601,484
Costa Rica - .4%
Costa Rica, Sr. Unscd. Notes		4.25	1/26/2023	520,000	510,255
Denmark - .6%
Jyske Realkredit, Covered Bonds, Ser. 321E	DKK	1.00	4/1/2021	3,600,000	549,652
Orsted, Sr. Unscd. Notes	GBP	4.88	1/12/2032	116,000	200,459
					750,111
Dominican Republic - 1.0%
Dominican Republic, Sr. Unscd. Bonds		7.45	4/30/2044	420,000	504,529
Dominican Republic, Sr. Unscd. Bonds		7.50	5/6/2021	603,333	629,735
					1,134,264
Ecuador - .5%
Ecuador, Sr. Unscd. Bonds		10.50	3/24/2020	200,000	203,252
Ecuador, Sr. Unscd. Notes		8.88	10/23/2027	400,000	373,850
					577,102
El Salvador - .4%
El Salvador, Sr. Unscd. Notes		7.38	12/1/2019	440,000	440,554
Ethiopia - .5%
Ethiopia, Sr. Unscd. Notes		6.63	12/11/2024	600,000	631,440
France - 1.0%
Altice France, Sr. Scd. Notes	EUR	3.38	1/15/2028	143,000	160,132
Altice France, Sr. Scd. Notes		7.38	5/1/2026	290,000	[b] 311,270
Electricite de France, Jr. Sub. Notes	GBP	6.00	7/29/2168	100,000	141,613
Loxam, Sr. Scd. Notes	EUR	2.88	4/15/2026	303,000	332,867
Societe Generale, Jr. Sub. Notes	EUR	6.75	10/7/2168	243,000	290,036
					1,235,918
Germany - 1.1%
FMS Wertmanagement, Govt. Gtd. Notes	EUR	0.38	4/29/2030	200,000	233,575
Hella & Co., Sr. Unscd. Notes	EUR	1.00	5/17/2024	388,000	443,802
Infineon Technologies, Jr. Sub. Bonds	EUR	3.63	4/1/2168	300,000	338,999
Infineon Technologies, Jr. Sub. Notes	EUR	2.88	4/1/2168	300,000	336,844
					1,353,220

11

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a] Value ($)
Bonds and Notes - 90.5% (continued)
Ghana - .3%
Ghana, Sr. Unscd. Notes		7.88	8/7/2023	330,000	360,306
Guernsey - .1%
Summit Properties, Sr. Unscd. Bonds	EUR	2.00	1/31/2025	122,000	130,994
Hungary - 1.9%
Hungary, Bonds, Ser. 24/C	HUF	2.50	10/24/2024	626,180,000	2,290,370
India - 1.1%
ECL Finance, Sr. Scd. Notes	INR	9.05	12/28/2019	14,500,000	207,241
GMR Hyderabad International Airport, Sr. Scd. Notes		4.25	10/27/2027	401,000	376,686
Housing Development Finance, Sr. Unscd. Notes	INR	8.22	3/28/2022	30,000,000	438,112
National Highways Authority of India, Sr. Unscd. Bonds	INR	7.30	5/18/2022	20,000,000	283,343
					1,305,382
Indonesia - .7%
Indonesia, Sr. Unscd. Notes		5.88	1/15/2024	680,000	767,682
Ireland - 1.2%
Allied Irish Banks, Sub. Notes	EUR	4.13	11/26/2025	281,000	325,588
Bank of Ireland Group, Sub. Notes	GBP	3.13	9/19/2027	100,000	129,483
GE Capital European Funding Unlimited Co., Gtd. Notes	EUR	5.38	1/23/2020	320,000	361,183
Silverback Finance, Sr. Scd. Bonds	EUR	3.13	2/25/2037	311,489	373,362
Virgin Media Receivables Financing, Sr. Scd. Bonds	GBP	5.50	9/15/2024	208,000	276,857
					1,466,473
Italy - 2.3%
Intesa Sanpaolo, Gtd. Notes		7.70	3/17/2168	325,000	[b] 342,747
Italy Buoni Poliennali Del Tesoro, Bonds	EUR	0.35	6/15/2020	410,000	458,954
Italy Buoni Poliennali Del Tesoro, Bonds	EUR	4.50	3/1/2024	1,320,000	1,740,253
Telecom Italia, Sr. Unscd. Notes		5.30	5/30/2024	200,000	[b] 214,750
					2,756,704
Japan - 3.0%
Japan, Sr. Unscd. Bonds, Ser. 23	JPY	0.10	3/10/2028	219,659,300	[c] 2,110,311
Japan (2 Year Issue), Sr. Unscd. Bonds, Ser. 401	JPY	0.10	6/1/2021	150,000,000	1,396,087
					3,506,398
Jersey - .3%
AA Bond Co., Sr. Scd. Notes	GBP	4.25	7/31/2020	100,000	130,891
CPUK Finance, Scd. Bonds	GBP	4.25	8/28/2022	200,000	264,257
					395,148
Luxembourg - 2.9%
4Finance, Gtd. Notes		10.75	5/1/2022	200,000	176,852

12

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.5% (continued)
Luxembourg - 2.9% (continued)
Altice Finco, Scd. Notes		8.13	1/15/2024	485,000	[b]	501,369
Amigo Luxembourg, Sr. Scd. Notes	GBP	7.63	1/15/2024	200,000		252,129
AnaCap Financial Europe, Sr. Scd. Notes, 3 Month EURIBOR +5.00% @ Floor	EUR	5.00	8/1/2024	400,000	[d]	400,518
Cirsa Finance International, Sr. Scd. Bonds	EUR	4.75	5/22/2025	332,000		386,424
DH Europe Finance, Gtd. Bonds	EUR	0.45	3/18/2028	193,000		213,607
DH Europe Finance II, Gtd. Notes		2.20	11/15/2024	111,000		111,784
Matterhorn Telecom, Sr. Scd. Notes	EUR	3.13	9/15/2026	339,000		380,355
SELP Finance, Gtd. Bonds	EUR	1.25	10/25/2023	350,000		403,245
Summer BC Holdco B, Sr. Scd. Bonds	EUR	5.75	10/31/2026	536,000		600,043
					3,426,326
Malaysia - 1.0%
Malaysia, Sr. Unscd. Bonds, Ser. 119	MYR	3.91	7/15/2026	4,750,000		1,170,948
Mexico - 1.8%
Fomento Economico Mexicano, Sr. Unscd. Bonds	EUR	1.75	3/20/2023	250,000		293,885
Mexican Bonos, Bonds, Ser. M	MXN	8.00	11/7/2047	16,044,800		918,976
Mexican Bonos, Bonds, Ser. M20	MXN	7.50	6/3/2027	10,810,000		587,769
Sigma Alimentos, Gtd. Bonds	EUR	2.63	2/7/2024	276,000		331,636
					2,132,266
Mongolia - .6%
Mongolia, Sr. Unscd. Notes		5.63	5/1/2023	650,000		665,906
Morocco - .4%
Morocco, Sr. Unscd. Notes		4.25	12/11/2022	450,000		472,775
Netherlands - 2.5%
Enel Finance International, Gtd. Notes		2.75	4/6/2023	325,000		327,875
Fiat Chrysler Automobiles, Sr. Unscd. Notes		4.50	4/15/2020	250,000		252,500
IHS Netherlands Holdco, Gtd. Notes		7.13	3/18/2025	202,000		209,070
Shell International Finance, Gtd. Notes, 3 Month LIBOR +0.45%		2.35	5/11/2020	287,000	[d]	287,672
Sigma Finance Netherlands, Gtd. Notes		4.88	3/27/2028	400,000		432,400
Telefonica Europe, Gtd. Notes	EUR	4.38	3/14/2168	400,000		491,290
United Group, Sr. Scd. Notes	EUR	4.88	7/1/2024	137,000		158,375
United Group, Sr. Scd. Notes, 3 Month EURIBOR +4.13% @ Floor	EUR	4.13	5/15/2025	190,000	[d]	212,956
Volkswagen International Finance, Gtd. Bonds, Ser. 4Y	EUR	0.50	3/30/2021	100,000		112,311
Vonovia Finance, Gtd. Notes, Ser. DIP	EUR	1.50	3/31/2025	400,000		475,155
					2,959,604

13

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.5% (continued)
New Zealand - 3.4%
New Zealand, Sr. Unscd. Bonds, Ser. 930	NZD	3.00	9/20/2030	990,000	[c]	886,022
New Zealand Local Government Funding Agency Bond, Govt. Gtd. Bonds	NZD	3.50	4/14/2033	1,400,000		1,025,564
New Zealand Local Government Funding Agency Bond, Govt. Gtd. Bonds	NZD	4.50	4/15/2027	2,790,000		2,134,370
					4,045,956
Norway - 3.8%
DNB Boligkreditt, Covered Bonds		2.50	3/28/2022	255,000		259,042
Norway, Bonds, Ser. 479	NOK	1.75	2/17/2027	33,855,000	[b]	3,794,768
SpareBank 1 Boligkreditt, Covered Bonds		1.75	11/15/2019	490,000	[b]	490,022
					4,543,832
Paraguay - .8%
Paraguay, Sr. Unscd. Bonds		5.00	4/15/2026	880,000		971,309
Peru - .4%
Peruvian, Unscd. Notes	PEN	5.70	8/12/2024	1,530,000		509,771
Saudi Arabia - .7%
Saudi, Sr. Unscd. Notes		4.38	4/16/2029	760,000		850,238
Singapore - 1.1%
Mulhacen, Sr. Scd. Bonds	EUR	6.50	8/1/2023	380,000		350,477
Singapore, Sr. Unscd. Bonds	SGD	2.75	3/1/2046	1,120,000		933,306
					1,283,783
Spain - 1.0%
Banco Santander, Jr. Sub. Bonds	EUR	5.25	12/29/2167	600,000		701,110
Spain, Bonds	EUR	5.15	10/31/2028	275,000	[b]	443,201
					1,144,311
Supranational - 2.4%
European Bank for Reconstruction & Development, Sr. Unscd. Notes	IDR	8.30	10/2/2020	5,800,000,000		420,693
Gems Menasa Cayman, Sr. Scd. Notes		7.13	7/31/2026	203,000	[b]	211,120
Inter-American Development Bank, Sr. Unscd. Notes		3.88	10/28/2041	720,000		914,444
International Bank for Reconstruction & Development, Sr. Unscd. Notes	GBP	4.88	12/7/2028	500,000		876,224
Panther BF Aggregator 2, Sr. Scd. Bonds	EUR	4.38	5/15/2026	355,000		400,505
					2,822,986
Sweden - 1.7%
Stadshypotek, Covered Bonds		2.50	4/5/2022	307,000		311,925
Stadshypotek, Covered Notes, Ser. 1588	SEK	1.50	3/1/2024	6,000,000		654,158

14

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.5% (continued)
Sweden - 1.7% (continued)
Swedbank Hypotek, Covered Notes, Ser. 191	SEK	1.00	6/15/2022	10,100,000		1,068,505
					2,034,588
Switzerland - .9%
UBS, Sr. Unscd. Notes	GBP	1.25	12/10/2020	200,000		259,668
UBS, Sub. Notes	EUR	4.75	2/12/2026	235,000		276,421
UBS Group, Gtd. Bonds		7.13	2/19/2168	480,000		485,095
					1,021,184
United Kingdom - 10.4%
Anglian Water Services Financing, Sr. Scd. Notes	GBP	1.63	8/10/2025	215,000		281,833
BUPA Finance, Gtd. Bonds	GBP	6.13	9/16/2168	130,000		174,935
Cadent Finance, Gtd. Notes	GBP	1.13	9/22/2021	100,000		129,861
Close Brothers Finance, Gtd. Notes	GBP	2.75	10/19/2026	141,000		192,840
Close Brothers Finance, Gtd. Notes	GBP	3.88	6/27/2021	200,000		270,163
Coca-Cola European Partners, Gtd. Notes	EUR	1.13	5/26/2024	160,000		187,129
Coventry Building Society, Covered Bonds, 3 Month LIBOR +0.30%	GBP	1.08	3/17/2020	100,000	[d]	129,640
Coventry Building Society, Sr. Unscd. Notes	EUR	2.50	11/18/2020	400,000		458,344
eG Global Finance, Sr. Scd. Notes	EUR	4.38	2/7/2025	341,000		370,940
EI Group, First Mortgage Bonds	GBP	6.38	2/15/2022	100,000		132,107
HSBC Bank, Sub. Notes	GBP	5.38	11/4/2030	310,000		473,476
Iceland Bondco, Sr. Scd. Notes	GBP	4.63	3/15/2025	200,000		213,733
Informa, Gtd. Notes	EUR	1.50	7/5/2023	254,000		294,876
Investec, Jr. Sub. Notes	GBP	6.75	12/5/2167	400,000		517,509
Iron Mountain UK, Gtd. Notes	GBP	3.88	11/15/2025	210,000		273,707
Jaguar Land Rover Automotive, Gtd. Bonds	EUR	2.20	1/15/2024	210,000		212,548
Jaguar Land Rover Automotive, Gtd. Notes		3.50	3/15/2020	500,000	[b]	500,625
Jerrold Finco, Sr. Scd. Bonds	GBP	6.13	1/15/2024	208,000		275,899
Lloyds Banking Group, Jr. Sub. Bonds	EUR	6.38	6/27/2168	550,000		632,894
London & Quadrant Housing Trust, Sr. Scd. Bonds	GBP	2.63	5/5/2026	142,000		194,389
Mclaren Finance, Sr. Scd. Bonds	GBP	5.00	8/1/2022	333,000		414,280
Mitchells & Butlers Finance, Scd. Bonds, Ser. B2	GBP	6.01	12/15/2028	158,449		234,216
Motability Operations Group, Gtd. Notes	EUR	1.63	6/9/2023	200,000		236,379
NIE Finance, Gtd. Bonds	GBP	2.50	10/27/2025	117,000		159,200
Pinewood Finance, Sr. Scd. Bonds	GBP	3.25	9/30/2025	109,000		144,709
Prudential, Sr. Unscd. Bonds	GBP	5.88	5/11/2029	205,000		364,016

15

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.5% (continued)
United Kingdom - 10.4% (continued)
Royal Bank of Scotland Group, Jr. Sub. Bonds		7.50	9/30/2168	600,000		612,750
Saga, Gtd. Bonds	GBP	3.38	5/12/2024	228,000		256,172
Skipton Building Society, Covered Notes, 3 Month LIBOR +0.31%	GBP	1.11	5/2/2023	133,000	[d]	171,754
TESCO, Sr. Unscd. Notes	GBP	3.32	11/5/2025	100,000	[c]	265,409
Tesco Property Finance 3, Sr. Scd. Bonds	GBP	5.74	4/13/2040	144,932		244,007
TP ICAP, Gtd. Notes	GBP	5.25	1/26/2024	330,000		462,987
UNITE USAF II, Mortgage Backed Notes	GBP	3.37	6/30/2023	300,000		415,363
Vedanta Resources Finance II, Gtd. Bonds		9.25	4/23/2026	490,000		493,185
Virgin Media Secured Finance, Sr. Scd. Notes	GBP	5.25	5/15/2029	140,000		194,958
Virgin Money UK, Sr. Unscd. Notes	GBP	3.13	6/22/2025	580,000		741,233
Vodafone Group, Jr. Sub. Bonds	GBP	4.88	10/3/2078	194,000		268,055
Vodafone Group, Jr. Sub. Notes		7.00	4/4/2079	200,000		231,748
Wagamama Finance, Sr. Scd. Notes	GBP	4.13	7/1/2022	100,000		131,783
Yorkshire Building Society, Covered Bonds, 3 Month SONIO +0.60%	GBP	1.31	11/19/2023	260,000	[d]	338,752
					12,298,404
United States - 25.0%
Anheuser-Busch Inbev Worldwide, Gtd. Notes		4.00	4/13/2028	200,000		220,952
Antero Resources, Gtd. Notes		5.63	6/1/2023	547,000		386,319
Apple, Sr. Unscd. Notes		1.70	9/11/2022	110,000		110,040
Best Buy, Sr. Unscd. Bonds		5.50	3/15/2021	210,000		217,683
Best Buy, Sr. Unscd. Notes		4.45	10/1/2028	248,000		271,150
CCO Holdings, Sr. Unscd. Notes		4.75	3/1/2030	281,000	[b]	286,971
CCO Holdings, Sr. Unscd. Notes		5.75	1/15/2024	72,000		73,958
CEMEX Finance, Sr. Scd. Notes		6.00	4/1/2024	350,000		359,555
CenturyLink, Sr. Unscd. Notes, Ser. V		5.63	4/1/2020	510,000		518,287
Chesapeake Energy, Gtd. Notes		6.63	8/15/2020	400,000		395,880
Chesapeake Energy, Gtd. Notes		7.00	10/1/2024	505,000		342,137
Citigroup, Sub. Notes		5.50	9/13/2025	450,000		515,506
Comcast, Gtd. Notes, 3 Month LIBOR +0.33%		2.43	10/1/2020	116,000	[d]	116,310
CommScope, Sr. Scd. Notes		5.50	3/1/2024	121,000	[b]	123,239
Dell International, Gtd. Notes		7.13	6/15/2024	322,000	[b]	341,803
Digital Euro Finco, Gtd. Notes	EUR	1.13	4/9/2028	439,000		483,046
Dollar General, Sr. Unscd. Notes		4.15	11/1/2025	346,000		377,638
EMC, Sr. Unscd. Notes		2.65	6/1/2020	103,000		103,129
Fiserv, Sr. Unscd. Notes		3.50	7/1/2029	240,000		253,504

16

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.5% (continued)
United States - 25.0% (continued)
General Electric, Sr. Unscd. Notes	GBP	6.44	11/15/2022	17,966		24,535
JPMorgan Chase & Co., Sr. Unscd. Notes, 3 Month LIBOR +1.21%		3.13	10/29/2020	323,000	[d]	325,830
Laureate Education, Gtd. Notes		8.25	5/1/2025	265,000	[b]	288,850
Lions Gate Capital Holdings, Gtd. Notes		6.38	2/1/2024	148,000	[b]	142,576
Microsoft, Sr. Unscd. Bonds		2.00	8/8/2023	250,000		252,683
New York Life Global Funding, Scd. Notes		1.70	9/14/2021	270,000		269,224
NextEra Energy Capital Holdings, Gtd. Notes		3.25	4/1/2026	101,000		106,090
Packaging Corporation of America, Sr. Unscd. Notes		2.45	12/15/2020	71,000		71,305
Range Resources, Gtd. Notes		5.00	3/15/2023	568,000		494,160
Refinitiv US Holdings, Sr. Unscd. Notes	EUR	6.88	11/15/2026	150,000		190,121
Reynolds Group Issuer, Sr. Scd. Notes		5.75	10/15/2020	92,065		92,498
Rockies Express Pipeline, Sr. Unscd. Notes		5.63	4/15/2020	410,000	[b]	417,912
Spectrum Brands, Gtd. Bonds	EUR	4.00	10/1/2026	100,000		117,896
Sprint, Gtd. Notes		7.88	9/15/2023	260,000		287,625
Sprint Capital, Gtd. Notes		8.75	3/15/2032	228,000		278,589
Sprint Communications, Gtd. Notes		7.00	3/1/2020	400,000	[b]	406,000
T-Mobile USA, Gtd. Notes		6.00	3/1/2023	693,000		707,726
U.S. Treasury Bonds		2.88	5/15/2043	1,628,700		1,843,771
U.S. Treasury Bonds		3.00	11/15/2045	3,036,700		3,538,289
U.S. Treasury Inflation Indexed Bonds, US CPI Urban Consumers Not Seasonally Adjusted		2.38	1/15/2025	2,245,766	[c]	2,497,865
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted		0.75	7/15/2028	3,745,208	[c]	3,939,576
U.S. Treasury Notes		1.50	8/15/2026	875,000		869,224
U.S. Treasury Notes		1.50	8/15/2020	1,772,000		1,770,616
U.S. Treasury Notes		2.13	7/31/2024	885,000		908,940
U.S. Treasury Notes		2.25	11/15/2027	415,000		434,340
U.S. Treasury Notes		2.38	5/15/2029	2,600,000		2,757,371
U.S. Treasury Separate Trading of Registered Interest and Principal Securities, Bonds		0.00	5/15/2043	580,000	[e]	345,220
US Bank, Sr. Unscd. Notes, 3 Month LIBOR +0.32%		2.26	4/26/2021	250,000	[d]	250,705
Verizon Communications, Sr. Unscd. Notes, 3 Month LIBOR +1.00%		3.12	3/16/2022	320,000	[d]	325,264

17

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.5% (continued)
United States - 25.0% (continued)
Whiting Petroleum, Gtd. Notes	6.63	1/15/2026	315,000		196,875
				29,648,783
Vietnam - 1.1%
Vietnam, Sr. Unscd. Bonds	6.75	1/29/2020	1,300,000		1,313,325
Total Bonds and Notes (cost $105,773,709)			107,397,737
Description /Number of Contracts	Exercise Price	Expiration Date	Notional Amount ($)
Options Purchased - .0%
Put Options - .0%
U.S Treasury 10 Year December Future, Contracts 38	128.50	11/22/2019	3,800,000		2,375
U.S Treasury Bond December Future, Contracts 54	159.00	11/22/2019	100,000		21,093
Total Options Purchased (cost $112,787)			23,468
			Shares
Exchange-Traded Funds - 8.4%
United States - 8.4%
iShares iBoxx High Yield Corporate Bond ETF			57,741		5,012,496
iShares JP Morgan USD Emerging Markets Bond Fund ETF			43,508		4,942,509
Total Exchange-Traded Funds (cost $9,590,705)			9,955,005

18

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - 1.1%
Registered Investment Companies - 1.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,308,257)	1.79	1,308,257	[f] 1,308,257
Total Investments (cost $116,785,458)		100.0%	118,684,467
Cash and Receivables (Net)		0.0%	4,111
Net Assets		100.0%	118,688,578

ETF—Exchange-Traded Fund

EURIBOR—Euro Interbank Offered Rate

LIBOR—London Interbank Offered Rate

SONIO—Sterling Overnight Index Average

AUD—Australian Dollar

CAD—Canadian Dollar

COP—Colombian Peso

DKK—Danish Krone

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

INR—Indian Rupee

JPY—Japanese Yen

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

SEK—Swedish Krona

SGD—Singapore Dollar

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, these securities were valued at $12,904,433 or 10.87% of net assets.

c Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

d Variable rate security—rate shown is the interest rate in effect at period end.

e Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

f Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

19

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Foreign Governmental	34.2
U.S. Treasury Securities	15.9
Banks	10.4
Investment Companies	9.5
Telecommunication Services	4.7
Diversified Financials	3.6
Real Estate	2.3
Energy	2.1
Supranational Bank	2.1
Automobiles & Components	2.0
Media	1.5
Retailing	1.5
Utilities	1.4
Commercial & Professional Services	1.2
Consumer Discretionary	1.1
Food Products	1.0
Insurance	.8
Beverage Products	.6
Semiconductors & Semiconductor Equipment	.6
Advertising	.5
Technology Hardware & Equipment	.5
Information Technology	.4
Health Care	.4
Metals & Mining	.4
Transportation	.3
Internet Software & Services	.3
Building Materials	.3
Industrial	.2
Materials	.1
Consumer Staples	.1
Options Purchased	.0
100.0

† Based on net assets.

See notes to financial statements.

20

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 10/31/18 ($)	Purchases ($)	Sales ($)	Value 10/31/19 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	236,153	69,042,556	67,970,452	1,308,257	1.1	63,344

See notes to financial statements.

21

STATEMENT OF FUTURES
October 31, 2019

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Short
Euro-Bobl	24	12/19	3,655,422[a]	3,603,400	52,022
Long Gilt	12	12/19	2,048,244[a]	2,064,892	(16,648)
Gross Unrealized Appreciation				52,022
Gross Unrealized Depreciation				(16,648)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

22

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS October 31, 2019

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
CIBC World Markets Corp.
Euro	412,635	United States Dollar	462,921	11/13/19	(2,300)
Norwegian Krone	2,054,618	United States Dollar	226,391	11/13/19	(2,952)
Citigroup
Norwegian Krone	1,607,195	United States Dollar	175,839	11/13/19	(1,057)
United States Dollar	1,553,005	Japanese Yen	164,383,000	11/13/19	29,663
Czech Koruna	25,228,878	United States Dollar	1,098,734	11/13/19	3,815
British Pound	250,060	United States Dollar	304,586	11/13/19	19,468
United States Dollar	10,251,185	British Pound	8,396,364	11/13/19	(629,680)
United States Dollar	417,193	Euro	377,214	11/13/19	(3,888)
United States Dollar	674,930	Swedish Krona	6,447,210	11/13/19	6,730
Australian Dollar	257,718	United States Dollar	173,760	11/13/19	3,967
United States Dollar	130,472	Australian Dollar	191,000	11/13/19	(1,245)
United States Dollar	142,075	Hungarian Forint	42,414,000	11/13/19	(1,984)
J.P. Morgan Securities
United States Dollar	564,659	Danish Krone	3,729,408	11/13/19	7,384
Euro	940,554	United States Dollar	1,045,791	11/13/19	4,141
United States Dollar	541,692	Euro	488,393	11/13/19	(3,497)
British Pound	162,708	United States Dollar	210,181	11/13/19	673
United States Dollar	116,440	British Pound	93,209	11/13/19	(4,349)
United States Dollar	3,701,104	Norwegian Krone	32,974,807	11/13/19	115,098
Czech Koruna	1,606,000	United States Dollar	68,578	11/13/19	1,607
RBS Securities
United States Dollar	132,030	British Pound	106,030	11/13/19	(5,374)
United States Dollar	47,512	New Zealand Dollar	75,000	11/13/19	(585)

23

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
RBS Securities (continued)
Euro	2,644,000	United States Dollar	2,947,552	11/13/19	3,923
United States Dollar	23,119,767	Euro	20,494,354	11/13/19	242,089
United States Dollar	1,089,111	Swedish Krona	10,398,478	11/13/19	11,395
United States Dollar	444,314	Indonesian Rupiah	6,291,040,000	11/13/19	(3,245)
United States Dollar	1,435,299	Japanese Yen	151,019,732	11/13/19	35,795
Indian Rupee	20,275,000	United States Dollar	279,482	11/13/19	5,995
United States Dollar	449,602	Indian Rupee	32,142,000	11/13/19	(2,965)
State Street Bank and Trust Company
United States Dollar	2,246,976	Hungarian Forint	647,491,611	11/13/19	47,770
United States Dollar	259,821	British Pound	211,015	11/13/19	(13,634)
United States Dollar	4,049,680	New Zealand Dollar	6,292,195	11/13/19	14,523
Euro	1,224,082	United States Dollar	1,348,918	11/13/19	17,514
United States Dollar	1,590,029	Euro	1,425,973	11/13/19	(1,773)
Canadian Dollar	1,529,000	United States Dollar	1,167,010	11/13/19	(6,104)
United States Dollar	4,421,474	Canadian Dollar	5,851,025	11/13/19	(20,967)
Japanese Yen	189,927,000	United States Dollar	1,759,074	11/13/19	985
United States Dollar	603,135	Japanese Yen	63,590,985	11/13/19	13,835
United States Dollar	3,769,580	Australian Dollar	5,540,036	11/13/19	(50,923)
United States Dollar	764,088	Indian Rupee	54,617,000	11/13/19	(4,932)
Norwegian Krone	5,503,000	United States Dollar	603,095	11/13/19	(4,644)
United States Dollar	504,887	Norwegian Krone	4,611,500	11/13/19	3,387
Brazilian Real	4,248,000	United States Dollar	1,060,515	11/13/19	(2,183)
UBS Securities
Euro	1,394,000	United States Dollar	1,557,482	11/13/19	(1,371)
United States Dollar	753,739	Euro	685,873	11/13/19	(11,896)

24

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
UBS Securities (continued)
United States Dollar	395,841	British Pound	319,319	11/13/19	(17,966)
Norwegian Krone	9,153,000	United States Dollar	1,027,284	11/13/19	(31,896)
United States Dollar	928,417	Singapore Dollar	1,275,800	11/13/19	(9,469)
Hungarian Forint	20,789,176	United States Dollar	70,175	11/13/19	435
United States Dollar	1,066,723	Brazilian Real	4,248,000	11/13/19	8,391
United States Dollar	267,939	Mexican Peso	5,330,000	11/13/19	(8,548)
Gross Unrealized Appreciation					598,583
Gross Unrealized Depreciation					(849,427)

See notes to financial statements.

25

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	115,477,201	117,376,210
Affiliated issuers	1,308,257	1,308,257
Cash		361,375
Cash denominated in foreign currency	17,735	17,740
Interest receivable		1,036,955
Receivable for investment securities sold		699,786
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		598,583
Receivable for shares of Common Stock subscribed		234,554
Cash collateral held by broker—Note 4		108,242
Prepaid expenses		25,019
		121,766,721
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		40,392
Payable for investment securities purchased		2,064,425
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		849,427
Payable for shares of Common Stock redeemed		34,810
Payable for futures variation margin—Note 4		16,529
Directors fees and expenses payable		1,316
Other accrued expenses		71,244
		3,078,143
Net Assets ($)		118,688,578
Composition of Net Assets ($):
Paid-in capital		115,593,063
Total distributable earnings (loss)		3,095,515
Net Assets ($)		118,688,578

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	1,899,706	313,114	9,826,921	106,648,837
Shares Outstanding	152,169	25,449	784,155	8,509,709
Net Asset Value Per Share ($)	12.48	12.30	12.53	12.53

See notes to financial statements.

26

STATEMENT OF OPERATIONS
Year Ended October 31, 2019

Investment Income ($):
Income:
Interest (net of $7,932 foreign taxes withheld at source)	3,005,478
Dividends:
Unaffiliated issuers	321,288
Affiliated issuers	63,344
Total Income	3,390,110
Expenses:
Management fee—Note 3(a)	390,093
Professional fees	103,204
Registration fees	70,637
Custodian fees—Note 3(c)	25,252
Shareholder servicing costs—Note 3(c)	11,914
Prospectus and shareholders’ reports	9,154
Directors’ fees and expenses—Note 3(d)	9,082
Distribution fees—Note 3(b)	2,559
Loan commitment fees—Note 2	2,558
Miscellaneous	50,108
Total Expenses	674,561
Less—reduction in expenses due to undertaking—Note 3(a)	(178,455)
Net Expenses	496,106
Investment Income—Net	2,894,004
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	363,576
Net realized gain (loss) on options transactions	(176,306)
Net realized gain (loss) on futures	(402,881)
Net realized gain (loss) on forward foreign currency exchange contracts	2,497,764
Net Realized Gain (Loss)	2,282,153
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	3,991,836
Net change in unrealized appreciation (depreciation) on options transactions	(52,104)
Net change in unrealized appreciation (depreciation) on futures	44,216
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(922,302)
Net Change in Unrealized Appreciation (Depreciation)	3,061,646
Net Realized and Unrealized Gain (Loss) on Investments	5,343,799
Net Increase in Net Assets Resulting from Operations	8,237,803

See notes to financial statements.

27

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2019	2018
Operations ($):
Investment income—net	2,894,004	1,409,883
Net realized gain (loss) on investments	2,282,153	590,218
Net change in unrealized appreciation (depreciation) on investments	3,061,646	(1,899,771)
Net Increase (Decrease) in Net Assets Resulting from Operations	8,237,803	100,330
Distributions ($):
Distributions to shareholders:
Class A	(41,102)	(13,800)
Class C	(13,122)	(5,396)
Class I	(175,885)	(63,913)
Class Y	(3,966,193)	(789,339)
Total Distributions	(4,196,302)	(872,448)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	1,388,532	307,161
Class C	99,468	91,720
Class I	8,878,107	1,274,934
Class Y	49,852,582	28,226,139
Distributions reinvested:
Class A	31,487	12,310
Class C	9,870	4,568
Class I	142,615	63,914
Class Y	2,400,191	628,494
Cost of shares redeemed:
Class A	(416,637)	(130,784)
Class C	(235,826)	(361,041)
Class I	(1,961,338)	(2,546,190)
Class Y	(13,534,260)	(4,747,742)
Increase (Decrease) in Net Assets from Capital Stock Transactions	46,654,791	22,823,483
Total Increase (Decrease) in Net Assets	50,696,292	22,051,365
Net Assets ($):
Beginning of Period	67,992,286	45,940,921
End of Period	118,688,578	67,992,286

28

	Year Ended October 31,
	2019	2018
Capital Share Transactions (Shares):
Class A
Shares sold	112,438	25,225
Shares issued for distributions reinvested	2,631	1,016
Shares redeemed	(34,128)	(10,781)
Net Increase (Decrease) in Shares Outstanding	80,941	15,460
Class C
Shares sold	8,380	7,673
Shares issued for distributions reinvested	841	381
Shares redeemed	(19,871)	(30,189)
Net Increase (Decrease) in Shares Outstanding	(10,650)	(22,135)
Class Ia
Shares sold	719,427	104,279
Shares issued for distributions reinvested	11,865	5,258
Shares redeemed	(158,496)	(209,129)
Net Increase (Decrease) in Shares Outstanding	572,796	(99,592)
Class Ya
Shares sold	4,116,981	2,322,659
Shares issued for distributions reinvested	200,463	51,718
Shares redeemed	(1,113,097)	(389,019)
Net Increase (Decrease) in Shares Outstanding	3,204,347	1,985,358

[a] During the period ended October 31, 2019, 37,410 Class Y shares representing $465,556 were exchanged for 37,424 Class I shares and during the period ended October 31, 2018, 6,216 Class Y shares representing $76,270 were exchanged for 6,221 Class I shares.

See notes to financial statements.

29

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Class A Shares	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.04	12.23	12.30	12.13	12.70
Investment Operations:
Investment income—net[a]	.29	.32	.19	.13	.16
Net realized and unrealized gain (loss) on investments	.70	(.31)	.10	.25	(.18)
Total from Investment Operations	.99	.01	.29	.38	(.02)
Distributions:
Dividends from investment income—net	(.55)	(.20)	(.36)	(.19)	(.49)
Dividends from net realized gain on investments	-	-	(.00)[b]	(.02)	(.06)
Total Distributions	(.55)	(.20)	(.36)	(.21)	(.55)
Net asset value, end of period	12.48	12.04	12.23	12.30	12.13
Total Return (%)[c]	8.54	.08	2.45	3.20	(.15)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.07	1.39	1.37	1.64	1.99
Ratio of net expenses to average net assets	.75	.75	.89	.95	.95
Ratio of net investment income to average net assets	2.42	2.60	1.65	1.10	1.29
Portfolio Turnover Rate	83.73	114.73	145.88	141.08	134.49
Net Assets, end of period ($ x 1,000)	1,900	858	682	1,818	1,407

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

See notes to financial statements.

30

Class C Shares	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	11.86	12.06	12.18	12.05	12.62
Investment Operations:
Investment income—net[a]	.25	.24	.11	.04	.07
Net realized and unrealized gain (loss) on investments	.64	(.33)	.08	.25	(.19)
Total from Investment Operations	.89	(.09)	.19	.29	(.12)
Distributions:
Dividends from investment income—net	(.45)	(.11)	(.31)	(.14)	(.39)
Dividends from net realized gain on investments	-	-	(.00)[b]	(.02)	(.06)
Total Distributions	(.45)	(.11)	(.31)	(.16)	(.45)
Net asset value, end of period	12.30	11.86	12.06	12.18	12.05
Total Return (%)[c]	7.70	(.64)	1.59	2.47	(.94)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.85	2.07	2.09	2.39	2.74
Ratio of net expenses to average net assets	1.50	1.50	1.64	1.70	1.70
Ratio of net investment income to average net assets	2.11	2.00	.90	.35	.54
Portfolio Turnover Rate	83.73	114.73	145.88	141.08	134.49
Net Assets, end of period ($ x 1,000)	313	428	702	671	788

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.
See notes to financial statements.

31

FINANCIAL HIGHLIGHTS (continued)

Class I Shares	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.09	12.27	12.33	12.14	12.71
Investment Operations:
Investment income—net[a]	.32	.37	.23	.15	.19
Net realized and unrealized gain (loss) on investments	.71	(.33)	.08	.27	(.18)
Total from Investment Operations	1.03	.04	.31	.42	.01
Distributions:
Dividends from investment income—net	(.59)	(.22)	(.37)	(.21)	(.52)
Dividends from net realized gain on investments	-	-	(.00)[b]	(.02)	(.06)
Total Distributions	(.59)	(.22)	(.37)	(.23)	(.58)
Net asset value, end of period	12.53	12.09	12.27	12.33	12.14
Total Return (%)	8.79	.38	2.57	3.52	.07
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78	1.10	1.14	1.39	1.70
Ratio of net expenses to average net assets	.50	.50	.65	.70	.70
Ratio of net investment income to average net assets	2.63	3.03	1.91	1.35	1.54
Portfolio Turnover Rate	83.73	114.73	145.88	141.08	134.49
Net Assets, end of period ($ x 1,000)	9,827	2,555	3,815	1,244	5,472

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
See notes to financial statements.

32

Class Y Shares	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.09	12.27	12.33	12.14	12.71
Investment Operations:
Investment income—net[a]	.37	.33	.23	.16	.19
Net realized and unrealized gain (loss) on investments	.66	(.29)	.08	.27	(.18)
Total from Investment Operations	1.03	.04	.31	.43	.01
Distributions:
Dividends from investment income—net	(.59)	(.22)	(.37)	(.22)	(.52)
Dividends from net realized gain on investments	-	-	(.00)[b]	(.02)	(.06)
Total Distributions	(.59)	(.22)	(.37)	(.24)	(.58)
Net asset value, end of period	12.53	12.09	12.27	12.33	12.14
Total Return (%)	8.81	.30	2.67	3.54	.09
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.68	.96	.98	1.23	1.31
Ratio of net expenses to average net assets	.50	.50	.64	.70	.70
Ratio of net investment income to average net assets	3.00	2.70	1.90	1.35	1.54
Portfolio Turnover Rate	83.73	114.73	145.88	141.08	134.49
Net Assets, end of period ($ x 1,000)	106,649	64,151	40,741	34,952	14,611

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
|See notes to financial statements.

33

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Dynamic Bond Income Fund (the “fund”) is a separate non-diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek total return (consisting of income and capital appreciation). BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management (North America) Limited (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

Effective June 3, 2019, the fund changed its name from Dreyfus Global Dynamic Bond Income Fund to BNY Mellon Global Dynamic Bond Income Fund and the Company changed its name from Advantage Funds, Inc. to BNY Mellon Advantage Funds, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses

34

on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2019, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 7,453 Class A and 7,267 Class C shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

35

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), financial futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close

36

of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2019 in valuing the fund’s investments:

37

NOTES TO FINANCIAL STATEMENTS (continued)

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Corporate Bonds	-	47,866,732	-	47,866,732
Exchange-Traded Funds	9,955,005	-	-	9,955,005
Foreign Governmental	-	40,625,793	-	40,625,793
Investment Companies	1,308,257	-	-	1,308,257
U.S. Treasury Securities	-	18,905,212	-	18,905,212
Other Financial Instruments:
Futures††	52,022	-	-	52,022
Forward Foreign Currency Exchange Contracts††	-	598,583	-	598,583
Options Purchased	23,468	-	-	23,468
Liabilities ($)
Other Financial Instruments:
Futures††	(16,648)	-	-	(16,648)
Forward Foreign Currency Exchange Contracts††	-	(849,427)	-	(849,427)

† See Statement of Investments for additional detailed categorizations, if any.
†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

38

Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

Certain affiliated investment companies may also invest in the fund. At October 31, 2019, BNY Mellon Yield Enhancement Strategy Fund, an affiliate of the fund, held 3,116,166 Class Y shares representing approximately 32.9% of the fund’s net assets.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2019, the fund did not incur any interest or penalties.

39

NOTES TO FINANCIAL STATEMENTS (continued)

Each tax year in the four-year period ended October 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,429,967, accumulated capital and other losses $721,518 and unrealized appreciation $1,387,066.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2019. The fund has $173,271 of short-term capital losses and $531,400 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2019 and October 31, 2018 were as follows: ordinary income $4,196,302 and $872,448, respectively.

(h) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date.

Also effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2017-08 and ASU 2018-13 had no impact on the operations of the fund for the period ended October 31, 2019.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility

40

is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2019, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .40% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from November 1, 2018 through March 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .50% of the value of the fund’s average daily net assets. On or after March 1, 2020, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $178,455 during the period ended October 31, 2019.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .19% of the value of the fund’s average daily net assets.

During the period ended October 31, 2019, the Distributor retained $19 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2019, Class C shares were charged $2,559 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports

41

NOTES TO FINANCIAL STATEMENTS (continued)

and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2019, Class A and Class C shares were charged $2,724 and $853, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. The fund had an arrangement with the custodian to receive earnings credits when positive cash balances were maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2019, the fund was charged $2,565 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2019, the fund was charged $25,252 pursuant to the custody agreement.

During the period ended October 31, 2019, the fund was charged $11,610 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $40,044, Distribution Plan fees of $200, Shareholder Services Plan fees of $431, custodian fees of $10,000, Chief Compliance Officer fees of $4,504 and transfer agency fees of $451, which are offset against an expense reimbursement currently in effect in the amount of $15,238.

42

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, futures, options transactions and forward contracts, during the period ended October 31, 2019, amounted to $120,448,983 and $75,619,774, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2019 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2019 are set forth in the Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of interest rates, or as a

43

NOTES TO FINANCIAL STATEMENTS (continued)

substitute for an investment. The fund is subject to market risk and interest rate risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. At October 31, 2019, there were no options written outstanding.

44

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at October 31, 2019 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2019 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	75,490	[1,2]	Interest rate risk	(16,648)	[1]
Foreign exchange risk	598,583	[3]	Foreign exchange risk	(849,427)	[3]
Gross fair value of derivative contracts	674,073			(866,075)

Statement of Assets and Liabilities location:
[1] Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[2] Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[3] Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

45

NOTES TO FINANCIAL STATEMENTS (continued)

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2019 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Total
Interest rate	(402,881)		(176,306)		-		(579,187)
Foreign exchange	-		-		2,497,764		2,497,764
Total	(402,881)		(176,306)		2,497,764		1,918,577

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[4]	Options Transactions	[5]	Forward Contracts	[6]	Total
Interest rate	44,216		(52,104)		-		(7,888)
Foreign exchange	-		-		(922,302)		(922,302)
Total	44,216		(52,104)		(922,302)		(930,190)

Statement of Operations location:
[1] Net realized gain (loss) on futures.
[2]Net realized gain (loss) on options transactions.
[3] Net realized gain (loss) on forward foreign currency exchange contracts.
[4] Net change in unrealized appreciation (depreciation) on futures.
[5] Net change in unrealized appreciation (depreciation) on options transactions.
[6] Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

46

At October 31, 2019, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	52,022	(16,648)
Options	23,468	-
Forward contracts	598,583	(849,427)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	674,073	(866,075)
Derivatives not subject to
Master Agreements	(75,490)	16,648
Total gross amount of assets
and liabilities subject to
Master Agreements	598,583	(849,427)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2019:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Citigroup	63,643		(63,643)	-	-
J.P. Morgan Securities	128,903		(7,846)	-	121,057
RBS Securities	299,197		(12,169)	-	287,028
State Street Bank and Trust Company	98,014		(98,014)	-	-
UBS Securities	8,826		(8,826)	-	-
Total	598,583		(190,498)	-	408,085

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
CIBC World Markets Corp.	(5,252)		-	-	(5,252)
Citigroup	(637,854)		63,643	-	(574,211)
J.P. Morgan Securities	(7,846)		7,846	-	-
RBS Securities	(12,169)		12,169	-	-
State Street Bank and Trust Company	(105,160)		98,014	-	(7,146)
UBS Securities	(81,146)		8,826	-	(72,320)
Total	(849,427)		190,498	-	(658,929)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

47

NOTES TO FINANCIAL STATEMENTS (continued)

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2019:

Average Market Value ($)
Interest rate futures	8,332,349
Interest rate options contracts	19,066
Forward contracts	58,527,087

At October 31, 2019, the cost of investments for federal income tax purposes was $117,293,293; accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $1,385,844, consisting of $4,477,779 gross unrealized appreciation and $3,091,935 gross unrealized depreciation.

48

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Global Dynamic Bond Income Fund (formerly, Dreyfus Global Dynamic Bond Income Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Global Dynamic Bond Income Fund (the “Fund”) (formerly, Dreyfus Global Dynamic Bond Income Fund) (one of the funds constituting BNY Mellon Advantage Funds, Inc.), including the statements of investments, investments in affiliated issuers, futures and forward foreign currency exchange contracts, as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Advantage Funds, Inc.) at October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 23, 2019

49

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 120

———————

Peggy C. Davis (76)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 44

———————

David P. Feldman (79)
Board Member (1996)
Principal Occupation During Past 5 Years:

• Retired

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 30

———————

50

Gina D. France (61)
Board Member (2019)
Principal Occupation During Past 5 Years:

• Founder, President and Chief Executive Officer, France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States (2003 –Present)

• Corporate Director and Trustee (2004 – Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016 – Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011 – Present)

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2015 – Present)

• Baldwin Wallace University, Trustee (2013- Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004 – 2016)

No. of Portfolios for which Board Member Serves: 30

———————

Joan Gulley (72)
Board Member (2017)
Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

• Director, Nantucket Library (2015-Present)

No. of Portfolios for which Board Member Serves: 50

———————

Ehud Houminer (79)
Board Member (1993)
Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-Present)

• Trustee, Ben Gurion University (2012-2018)

No. of Portfolios for which Board Member Serves: 50

———————

Lynn Martin (79)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Retired

No. of Portfolios for which Board Member Serves: 30

———————

51

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Robin A. Melvin (56)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-Present; Board member (2013-Present)

No. of Portfolios for which Board Member Serves: 97

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James F. Henry, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

52

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since November 2019; Managing Counsel of BNY Mellon from April 2014 to November 2019; Secretary of the Adviser, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

53

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since November 2019; Counsel of BNY Mellon from May 2016 to November 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (64 investment companies, comprised of 143 portfolios). He is 62 years old and has served in various capacities with the the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 136 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

54

NOTES

55

NOTES

56

NOTES

57

For More Information

BNY Mellon Global Dynamic Bond Income Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser
Newton Investment Management
(North America) Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DGDAX Class C: DGDCX Class I: DGDIX Class Y: DGDYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 6298AR1019

BNY Mellon Global Real Return Fund

ANNUAL REPORT October 31, 2019

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Global Real Return Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Global Real Return Fund (formerly, Dreyfus Global Real Return Fund), covering the 12-month period from November 1, 2018 through October 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Equity markets weakened in the fourth quarter of 2018, as concerns about rising interest rates, trade tensions and slowing global growth provided downward pressure on returns. In December 2018, stocks experienced a sharp sell-off, as it appeared that the U.S. Federal Reserve (the “Fed”) would maintain its hawkish stance on monetary policy. In January 2019, a pivot in stance from the Fed helped stimulate a rebound across equity markets that continued into the second quarter. Escalating trade tensions disrupted equity markets again in May. The dip was short-lived, as markets rose once again in June and July of 2019, when a trade deal appeared more likely, and the pace of U.S. economic growth remained steady. Nevertheless, concerns continued to emerge over slowing global growth, resulting in bouts of market volatility in August 2019. Stocks rebounded in September and continued an upward path through most of October 2019, supported in part by central bank policy and consistent consumer spending.

In fixed-income markets, a risk-off mentality prevailed to start the period, fueled in part by equity market volatility. A flight to quality supported price increases for U.S. Treasuries, which continued through the end of 2018, leading to a flattening yield curve. After the Fed’s supportive statements in January 2019, other developed-market central banks followed suit and reiterated their abilities to bolster flagging growth by continuing accommodative policies. This further buoyed fixed-income instrument prices. The Fed cut rates in July, September and October of 2019, for a total 75-basis-point reduction in the federal funds rate during the 12 months. Concerns about the pace of global economic growth also fueled demand for fixed-income instruments during much of the reporting period, resulting in positive bond market returns.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
November 15, 2019

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2018 through October 31, 2019, as provided by portfolio managers Suzanne Hutchins (Lead), Aron Pataki and Andrew Warwick, of Newton Investment Management (North America) Limited, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended October 31, 2019, BNY Mellon Global Real Return Fund’s (formerly, Dreyfus Global Real Return Fund) Class A shares produced a total return of 10.97%, Class C shares returned 10.17%, Class I shares returned 11.28% and Class Y shares returned 11.36%.1 In comparison, the fund’s benchmark, the FTSE One-Month U.S. Treasury Bill Index, and the fund’s performance baseline benchmark, the USD 1-Month LIBOR, produced total returns of 2.31% and 2.43%, respectively, for the same period.2,3

Global markets encountered volatility during the first months of the reporting period but posted strong gains over the course of the 12 months, due in part to continued accommodative monetary policies from major central banks. The fund outperformed its benchmark, largely due to its global equity exposure within the fund’s return-seeking core.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund uses an actively managed, multi-asset strategy to produce absolute or real returns with less volatility than major equity markets over a complete market cycle, typically a period of five years. Rather than trying to track a benchmark index, the fund seeks to provide returns that are largely independent of market moves.

The fund allocates its investments among global equities, bonds and cash, and, generally to a lesser extent, other asset classes, including real estate, commodities, currencies, and alternative or non-traditional asset classes and strategies, primarily those accessed through derivative instruments.

The fund’s portfolio managers combine a top-down approach, emphasizing economic trends and current investment themes on a global basis, with bottom-up security selection, based on fundamental research, to allocate the fund’s investments among and within asset classes. In choosing investments, the portfolio managers consider key trends in global economic variables, such as gross domestic product (GDP), inflation and interest rates; investment themes, such as changing demographics, the impact of new technologies, and the globalization of industries and brands; relative valuations of equity securities, bonds, and cash; long-term trends in currency movements; and company fundamentals.

Markets Pivot on Central-Bank Policy

The period under review was marked by two distinct phases: the eventful close to 2018 during which volatile conditions in financial markets prevailed and a more benign backdrop in 2019, which heralded a recovery in equity markets, despite continuing lackluster economic growth. The Federal Reserve’s (the “Fed”) decision to pivot to a more dovish stance in the first month of the year gave fuel to risk assets, which shrugged off worries such as persistent political concerns, continuing weakness in global manufacturing and contracting global liquidity conditions. Government bond yields fell during this phase, aided by accommodative

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

central bank policy, with the sharpest move occurring in May, as trade tensions and a slew of weaker economic data weighed on sentiment.

However, risk appetite subsequently firmed, as both the Fed and the European Central Bank resumed their stimulus efforts, simultaneously underwriting fresh gains in risk assets. Despite a slew of continuing mixed economic data, markets regained their poise, producing positive returns, while government bonds ceded some of their gains as yields moved higher. The gold price rose sharply over the early summer period, as trade concerns peaked and bond yields plumbed new lows. More recently, some of these gains have been surrendered as sentiment has improved.

Return-Seeking Core Bolsters Fund Performance

The main contributor over the period under review was the return-seeking core, and within it, our global equities. Noteworthy outperformers included Hong Kong life insurance company AIA Group, the largest individual holding, as it continued to monetize the compelling opportunity set in fast-growing Asian markets, such as China and Thailand. Other top-performing holdings included secular growth names such as Microsoft, Orsted, SAP and Novartis. In terms of other asset classes, solid contributions were generated by emerging-market debt, corporate bonds and alternatives which benefited from investors’ continuing hunt for yield. The stabilizing layer was also accretive to performance, with the developed-market government bonds contributing meaningfully, as their yields fell sharply in response to weaker economic data and the more accommodative stance of central banks. The latter was also a major factor in driving the gold price sharply higher, which benefited our exposure to the precious metal.

The only exception to the universally positive asset class picture over the period was our direct protection through short futures on a range of equity indices. In the context of equity markets climbing higher as the year progressed, our derivative protection represented a cost; however, this cost was more than offset by positive performance deriving from other elements of the stabilizing layer. Within equities, the main detractors were the U.S. specialty chemicals company Albemarle, due to supply concerns in the lithium market, and Suzuki Motor, owing to weakness in its principal market, India—particularly macroeconomic headwinds and deteriorating consumer sentiment. Thales also featured among the detractors, as the company experienced issues in its commercial satellite business, which we believe to be transitory.

A Cautious Investment Posture

Against a backdrop of relatively lackluster economic data, deteriorating corporate earnings expectations and a meaningful decline in government bond yields, we remain cautious. Despite the negative news flow generated by the introduction of U.S.-China trade tariffs, global trade peaked well ahead of their implementation, and the broad signals we monitor show little sign of a positive inflection. Equity market price action is reflecting expectations of an improvement in data in the first half of 2020, and there is a significant probability that risk assets will struggle should this not materialize. Increasing rhetoric by central banks and governments around the possibility of fiscal or other experimental forms of stimulus could also be a game changer in terms of asset-class ramifications and will need to be monitored closely. For active, flexible portfolios (including the fund), such scenarios could create

4

significant opportunities within both the return-seeking core and stabilizing layer, as market dislocations emerge and investment leadership changes.

The portfolio remains cautiously positioned with our net equity weight close to the bottom end of its historic range. However, this belies the fact that we have progressively enriched our return-seeking core, which is now comprised of a broad range of return-seeking assets, including renewables, infrastructure, corporate bonds and emerging-market debt. Moreover, it is structured with some additional upside participation through a combination of call and put options, which enables us to capture a portion of the upside, should market strength persist, but does not leave us exposed if the situation unravels. Within the stabilizing layer, we still have significant weighting in government bonds as a hedge against a deflationary outcome in markets, which remains our core thesis. Although we have been tactically reducing our exposure, we recognize that yields have moved a long way in a short period of time. We continue to have some indirect protection through short futures on equity indices and have exposure to gold, which has the appeal of a real asset that cannot be manipulated by central banks, as well as its tail-risk hedging properties.

November 15, 2019

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 1, 2020, at which time it may be extended, modified, or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

2 Source: FactSet — The London Interbank Offered Rate (LIBOR) is the average interest rate at which leading banks borrow funds of a sizable amount from other banks in the London market. LIBOR is the most widely used “benchmark” or reference rate for short-term interest rates. Investors cannot invest directly in any index.

3 Source: Lipper, Inc. — The FTSE One-Month U.S. Treasury Bill Index consists of the last one-month Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with such companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.

Because the fund seeks to provide exposure to alternative or non-traditional (i.e., satellite) asset categories or investment strategies, the fund’s performance will be linked to the performance of these highly volatile asset categories and strategies. Accordingly, investors should consider purchasing shares of the fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of fund shares.

The fund may, but is not required to, use derivative instruments, such as options, futures, options on futures, forward contracts and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, and Class I shares of BNY Mellon Global Real Return Fund with a hypothetical investment of $10,000 in the FTSE One-Month U.S. Treasury Bill Index and USD 1-Month LIBOR

† Source: FactSet
†† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class A, Class C, and Class I shares of BNY Mellon Global Real Return Fund on 5/12/10 (inception date) to a hypothetical investment of $10,000 made in the FTSE One-Month U.S. Treasury Bill Index and USD 1-Month LIBOR on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A, Class C, and Class I shares. The FTSE One-Month U.S. Treasury Bill Index consists of the last one-month Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. The London Interbank Offered Rate (LIBOR) is the average interest rate at which leading banks borrow funds of a sizable amount from other banks in the London market. LIBOR is the most widely used "benchmark" or reference rate for short-term interest rates. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Global Real Return Fund with a hypothetical investment of $1,000,000 in the FTSE One-Month U.S. Treasury Bill Index and USD 1-Month LIBOR

† Source: FactSet

†† Source: Lipper Inc.

††† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Global Real Return Fund on 5/12/10 (inception date) to a hypothetical investment of $1,000,000 made in the FTSE One-Month U.S. Treasury Bill Index and USD 1-Month LIBOR on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The FTSE One-Month U.S. Treasury Bill Index consists of the last one-month Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. The London Interbank Offered Rate (LIBOR) is the average interest rate at which leading banks borrow funds of a sizable amount from other banks in the London market. LIBOR is the most widely used "benchmark" or reference rate for short-term interest rates. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

7

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 10/31/19
	Inception Date	1 Year	5 Years	From Inception
Class A shares
with maximum sales charge (5.75%)	5/12/10	4.61%	2.20%	3.50%
without sales charge	5/12/10	10.97%	3.42%	4.14%
Class C shares
with applicable redemption charge†	5/12/10	9.17%	2.66%	3.38%
without redemption	5/12/10	10.17%	2.66%	3.38%
Class I shares	5/12/10	11.28%	3.69%	4.43%
Class Y shares	7/1/13	11.36%	3.77%	4.41%††
USD 1-Month LIBOR Index	4/30/10	2.43%	1.15%	0.71%†††
FTSE One-Month U.S. Treasury Bill Index	4/30/10	2.31%	0.95%	0.53%†††

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

††† For comparative purposes, the value of each Index as of 4/30/10 is used as the beginning value on 5/12/10.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund's performance shown in the table takes into account all other applicable fees and expenses on all classes.

8

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Real Return Fund from May 1, 2019 to October 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2019

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.78	$9.79	$4.65	$4.18
Ending value (after expenses)	$1,047.00	$1,043.50	$1,048.30	$1,048.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2019

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.70	$9.65	$4.58	$4.13
Ending value (after expenses)	$1,019.56	$1,015.63	$1,020.67	$1,021.12

†  Expenses are equal to the fund’s annualized expense ratio of 1.12% for Class A, 1.90% for Class C, .90% for Class I and .81% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

9

CONSOLIDATED STATEMENT OF INVESTMENTS
October 31, 2019

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 43.2%
Argentina - .3%
Argentina, Sr. Unscd. Bonds		6.88	4/22/2021	18,795,000		8,528,419
Australia - 3.4%
Australia, Sr. Unscd. Bonds, Ser. 144	AUD	3.75	4/21/2037	8,381,000		7,831,122
Australia, Sr. Unscd. Bonds, Ser. 147	AUD	3.25	6/21/2039	29,656,000		26,398,823
Australia, Sr. Unscd. Bonds, Ser. 150	AUD	3.00	3/21/2047	57,623,000		50,923,006
New South Wales, Govt. Gtd. Notes	AUD	3.52	11/20/2025	6,226,300		6,556,912
Treasury Corp. of Victoria, Govt. Gtd. Notes	AUD	4.25	12/20/2032	4,394,000		3,916,294
Treasury Corp. of Victoria, Govt. Gtd. Notes	AUD	5.50	11/17/2026	2,889,000		2,557,730
					98,183,887
Azerbaijan - .2%
Republic of Azerbaijan, Sr. Unscd. Notes		4.75	3/18/2024	4,982,000		5,285,264
Brazil - 1.3%
Brazilian, Sr. Unscd. Bonds		4.88	1/22/2021	35,201,000		36,424,587
Canada - 1.5%
Canada Housing Trust No. 1, Govt. Gtd. Bonds	CAD	2.35	6/15/2027	54,570,000	[b]	43,040,736
Cayman Islands - .0%
Dwr Cymru Financing, Scd. Notes	GBP	1.86	3/31/2048	200,801	[c]	472,067
Colombia - .2%
Colombia, Bonds	COP	7.50	8/26/2026	18,841,100,000		6,178,503
Costa Rica - .2%
Costa Rica, Sr. Unscd. Notes		4.25	1/26/2023	5,304,000		5,204,603
Dominican Republic - .3%
Dominican Republic, Sr. Unscd. Bonds		7.45	4/30/2044	4,436,000		5,328,789
Dominican Republic, Sr. Unscd. Bonds		7.50	5/6/2021	2,888,667		3,015,075
					8,343,864
Ecuador - .0%
Ecuador, Sr. Unscd. Bonds		10.50	3/24/2020	1,117,000	[d]	1,135,162
Ethiopia - .2%
Ethiopia, Sr. Unscd. Notes		6.63	12/11/2024	4,975,000		5,235,690
France - 1.3%
Altice France, Sr. Scd. Notes		7.38	5/1/2026	7,846,000	[b]	8,421,465
BNP Paribas, Jr. Sub. Bonds	EUR	6.13	6/17/2022	2,362,000		2,936,582
BNP Paribas, Jr. Sub. Notes		7.38	8/19/2025	8,036,000		9,087,551
Electricite de France, Jr. Sub. Notes	GBP	6.00	1/29/2026	800,000		1,132,908
Societe Generale, Jr. Sub. Bonds		7.88	12/18/2023	8,180,000		8,973,174

10

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a] Value ($)
Bonds and Notes - 43.2% (continued)
France - 1.3% (continued)
Societe Generale, Jr. Sub. Notes		8.00	9/29/2025	6,056,000	[b] 6,924,158
					37,475,838
Germany - .5%
Bundesrepublik Deutschland Bundesanleihe, Bonds	EUR	0.25	8/15/2028	2,166,933	2,574,355
Bundesrepublik Deutschland Bundesanleihe, Bonds	EUR	1.25	8/15/2048	1,809,195	2,692,146
Infineon Technologies, Jr. Sub. Bonds	EUR	3.63	1/1/2028	5,000,000	5,649,987
Infineon Technologies, Jr. Sub. Notes	EUR	2.88	1/1/2025	4,700,000	5,277,219
					16,193,707
Hungary - 1.0%
Hungary, Bonds, Ser. 25/B	HUF	5.50	6/24/2025	6,592,340,000	27,817,417
India - .1%
National Highways Authority of India, Sr. Unscd. Bonds	INR	7.30	5/18/2022	160,000,000	2,266,744
Indonesia - .4%
Indonesia, Sr. Unscd. Bonds, Ser. FR72	IDR	8.25	5/15/2036	71,476,000,000	5,414,329
Indonesia, Sr. Unscd. Notes		4.10	4/24/2028	4,890,000	5,283,926
					10,698,255
Italy - .4%
Intesa Sanpaolo, Gtd. Notes		7.70	9/17/2025	8,076,000	[b] 8,516,990
UniCredit, Jr. Sub. Bonds		8.00	6/3/2024	4,365,000	4,618,655
					13,135,645
Jersey - .3%
CPUK Finance, Scd. Bonds	GBP	4.25	8/28/2022	6,454,000	8,527,582
Luxembourg - .2%
Summer BC Holdco B, Sr. Scd. Bonds	EUR	5.75	10/31/2026	5,109,000	5,719,435
Mexico - 1.8%
Mexican Bonos, Bonds, Ser. M	MXN	7.75	5/29/2031	241,962,000	13,464,164
Mexican Bonos, Bonds, Ser. M	MXN	8.00	11/7/2047	107,910,200	6,180,626
Mexican Bonos, Bonds, Ser. M20	MXN	7.50	6/3/2027	176,357,900	9,589,051
Mexican Bonos, Bonds, Ser. M20	MXN	10.00	12/5/2024	204,986,300	12,216,060
Mexico, Sr. Unscd. Bonds		8.30	8/15/2031	50,000	73,750
Mexico, Sr. Unscd. Notes		3.75	1/11/2028	9,300,000	9,716,268
					51,239,919
Mongolia - .2%
Mongolia, Sr. Unscd. Notes		10.88	4/6/2021	4,439,000	4,878,461
Morocco - .3%
Morocco, Sr. Unscd. Notes		4.25	12/11/2022	8,959,000	9,412,424
Netherlands - .6%
Fiat Chrysler Automobiles, Sr. Unscd. Notes		4.50	4/15/2020	859,000	867,590

11

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 43.2% (continued)
Netherlands - .6% (continued)
ING Groep, Jr. Sub. Bonds		6.75	4/16/2024	2,840,000		3,021,050
InterXion Holding, Gtd. Notes	EUR	4.75	6/15/2025	887,000		1,078,264
Telefonica Europe, Gtd. Bonds, Ser. NC5	EUR	3.00	9/4/2024	7,500,000		8,633,936
Ziggo, Sr. Scd. Bonds	EUR	2.88	1/15/2030	2,770,000		3,139,583
					16,740,423
New Zealand - 1.4%
New Zealand, Sr. Unscd. Bonds	NZD	2.54	9/20/2040	14,000,000		12,958,077
New Zealand, Sr. Unscd. Bonds, Ser. 427	NZD	4.50	4/15/2027	27,102,000		21,486,026
New Zealand, Sr. Unscd. Bonds, Ser. 437	NZD	2.75	4/15/2037	9,655,000		7,186,953
					41,631,056
Peru - .2%
Peruvian, Sr. Unscd. Bonds		8.75	11/21/2033	3,199,000		5,286,379
Saudi Arabia - .5%
Saudi, Sr. Unscd. Notes		4.38	4/16/2029	12,357,000		13,824,196
Spain - .8%
Banco Bilbao Vizcaya Argentaria, Jr. Sub. Bonds	EUR	5.88	9/24/2023	4,800,000		5,707,329
Banco Bilbao Vizcaya Argentaria, Jr. Sub. Notes	EUR	6.00	3/29/2024	5,600,000		6,763,160
Banco Santander, Jr. Sub. Bonds	EUR	4.75	3/19/2025	6,200,000		6,905,525
Banco Santander, Jr. Sub. Bonds	EUR	5.25	9/29/2023	4,000,000		4,674,066
					24,050,080
United Kingdom - 1.5%
Anglian Water Services Financing, Sr. Scd. Notes, Ser. A8	GBP	3.67	7/30/2024	151,000	[c]	398,415
British Telecommunications, Sr. Unscd. Notes	GBP	3.50	4/25/2025	1,526,000	[c]	4,205,280
High Speed Rail Finance 1, Sr. Scd. Notes	GBP	1.57	11/1/2038	317,585	[c]	572,612
Iron Mountain UK, Gtd. Notes	GBP	3.88	11/15/2025	6,621,000		8,629,601
Network Rail Infrastructure Finance, Govt. Gtd. Notes, Ser. RPI	GBP	1.75	11/22/2027	1,229,433	[c]	2,164,748
Scotland Gas Networks, Sr. Unscd. Notes, Ser. A2S	GBP	2.13	10/21/2022	300,000	[c]	640,810
TESCO, Sr. Unscd. Notes	GBP	3.32	11/5/2025	3,960,000	[c]	10,510,214
TESCO, Sr. Unscd. Notes	GBP	6.13	2/24/2022	74,000		106,086
Tesco Property Finance 3, Sr. Scd. Bonds	GBP	5.74	4/13/2040	2,850,331		4,798,807
Vodafone Group, Jr. Sub. Bonds	GBP	4.88	10/3/2078	1,169,000		1,615,241
Vodafone Group, Jr. Sub. Notes		7.00	4/4/2079	9,269,000		10,740,341
					44,382,155

12

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 43.2% (continued)
United States - 24.0%
CCO Holdings, Sr. Unscd. Notes		5.50	5/1/2026	4,848,000	[b]	5,120,700
CEMEX Finance, Sr. Scd. Notes		6.00	4/1/2024	3,759,000		3,861,621
CenturyLink, Sr. Unscd. Notes, Ser. V		5.63	4/1/2020	66,000		67,072
CommScope, Sr. Scd. Notes		5.50	3/1/2024	3,224,000	[b]	3,283,644
Laureate Education, Gtd. Notes		8.25	5/1/2025	7,032,000	[b]	7,664,880
Refinitiv US Holdings, Sr. Unscd. Notes	EUR	6.88	11/15/2026	1,182,000		1,498,153
Reynolds Group Issuer, Sr. Scd. Notes		5.75	10/15/2020	4,605,200		4,626,844
Rockies Express Pipeline, Sr. Unscd. Notes		5.63	4/15/2020	2,832,000	[b]	2,886,649
Sprint, Gtd. Notes		7.13	6/15/2024	2,937,000		3,193,987
Sprint Capital, Gtd. Notes		8.75	3/15/2032	7,168,000		8,758,436
T-Mobile USA, Gtd. Notes		6.00	3/1/2023	8,151,000		8,324,209
T-Mobile USA, Gtd. Notes		6.00	4/15/2024	5,699,000		5,926,960
U.S. Treasury Bonds		2.88	5/15/2049	6,614,100		7,614,741
U.S. Treasury Bonds		3.00	2/15/2049	26,193,000		30,852,489
U.S. Treasury Bonds		3.38	11/15/2048	127,887,100		160,960,402
U.S. Treasury Notes		1.63	12/31/2019	297,015,300	[d]	296,926,044
U.S. Treasury Notes		2.75	9/30/2020	138,529,100		139,949,565
					691,516,396
Vietnam - .1%
Vietnam, Sr. Unscd. Bonds		6.75	1/29/2020	3,828,000		3,867,237
Total Bonds and Notes (cost $1,189,302,205)				1,246,696,131
Description				Shares		Value ($)
Common Stocks - 31.3%
Australia - .6%
Newcrest Mining				732,020		15,794,543
Canada - 1.6%
Barrick Gold				1,365,668	[d]	23,707,996
Intact Financial				225,577		23,275,313
					46,983,309
Denmark - .6%
Orsted				196,629	[b]	17,247,746
France - 2.0%
Thales				170,701		16,685,151
Total				318,108		16,722,831
Vivendi				890,418		24,787,356
					58,195,338
Germany - 3.7%
Bayer				365,975		28,400,602
Deutsche Wohnen				660,061		24,823,519

13

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Shares	Value ($)
Common Stocks - 31.3% (continued)
Germany - 3.7% (continued)
LEG Immobilien	214,305	24,594,578
SAP	211,260	27,991,451
		105,810,150
Guernsey - .3%
Amedeo Air Four Plus	3,691,487	3,729,779
Hipgnosis Songs Fund, Cl. C	4,445,155	[e] 5,919,256
		9,649,035
Hong Kong - 2.1%
AIA Group	3,917,600	39,221,246
Link REIT	1,967,000	21,449,875
		60,671,121
India - .6%
Housing Development Finance	348,698	10,480,789
ITC, GDR	1,697,617	6,145,374
		16,626,163
Ireland - .8%
Accenture, Cl. A	115,436	21,404,143
Japan - .6%
Suzuki Motor	379,300	18,043,005
Netherlands - .6%
Royal Dutch Shell, Cl. B	604,830	17,377,288
South Korea - 1.3%
Macquarie Korea Infrastructure Fund	1,967,077	20,035,122
Samsung SDI	92,196	18,027,926
		38,063,048
Sweden - .3%
Swedbank, Cl. A	687,267	9,612,499
Switzerland - 2.1%
Alcon	273,097	[e] 16,128,364
Lonza Group	20,551	[e] 7,395,443
Novartis	182,256	15,905,138
Zurich Insurance Group	53,915	21,068,659
		60,497,604
United Kingdom - 6.9%
Anglo American	712,115	18,279,035
Associated British Foods	523,959	15,108,091
BAE Systems	1,238,091	9,240,872
Barclays	3,825,470	8,315,031
Diageo	253,779	10,402,744
Ferguson	268,344	22,892,896
Informa	1,002,057	10,059,613
Linde	109,179	21,655,655

14

Description			Shares		Value ($)
Common Stocks - 31.3% (continued)
United Kingdom - 6.9% (continued)
Lloyds Banking Group			8,442,005		6,211,279
M&G			3,049,261	[e]	8,444,801
Prudential			1,550,105		27,076,916
RELX			677,630		16,294,202
Royal Bank of Scotland Group			2,316,848		6,383,401
Travis Perkins			231,854		4,303,759
Unilever			260,541		15,386,284
				200,054,579
United States - 7.2%
Abbott Laboratories			166,267		13,901,584
Cisco Systems			474,017		22,520,548
CMS Energy			370,990		23,713,681
Ecolab			61,439		11,800,589
Eversource Energy			420,567		35,218,281
General Electric			897,624		8,958,288
Microsoft			210,356		30,158,740
Newmont Goldcorp			521,586		20,722,612
PepsiCo			139,845		19,182,539
The Goldman Sachs Group			98,209		20,955,836
				207,132,698
Total Common Stocks (cost $746,708,946)			903,162,269
Description /Number of Contracts/Counterparty	Exercise Price	Expiration Date	Notional Amount ($)
Options Purchased - .5%
Call Options - .5%
S&P 500 Index, Contracts 1,402 J.P. Morgan Securities (cost $10,000,466)	3,000	1/17/2020	420,600,000		13,183,006
Description			Shares
Exchange-Traded Funds - 9.7%
United States - 9.7%
iShares Gold Trust			8,960,792	[e,f]	129,573,052
iShares JP Morgan USD Emerging Markets Bond Fund ETF			174,758	[d]	19,852,509
SPDR Gold Shares			909,642	[e,f]	129,560,310
Total Exchange-Traded Funds (cost $276,019,365)			278,985,871
	Preferred Dividend Yield (%)
Preferred Stocks - .7%
South Korea - .7%
Samsung Electronics (cost $18,194,516)	3.29		570,996		20,146,449

15

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Annualized Yield (%)	Maturity Date	Principal Amount ($)		Value ($)
Short-Term Investments - 3.7%
U.S. Government Securities
U.S. Treasury Bills (cost $107,326,895)	1.64	1/23/2020	107,726,500	[g]	107,350,800
	1-Day Yield (%)		Shares
Investment Companies - 6.5%
Closed-end Investment Companies - 1.9%
Greencoat UK Wind			14,033,456		26,503,870
Riverstone Credit Opportunities Income			3,871,998	[e]	3,697,758
The Aquila European Renewables Income Fund			9,184,459	[e,h]	11,062,901
US Solar Fund			12,008,760	[h]	11,798,607
				53,063,136
Registered Investment Companies - 4.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund	1.79		132,939,152	[i]	132,939,152
Total Investment Companies (cost $182,618,125)			186,002,288

16

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - .0%
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,032,500)	1.79	1,032,500	[i] 1,032,500
Total Investments (cost $2,531,203,018)		95.6%	2,756,559,314
Cash and Receivables (Net)		4.4%	127,349,770
Net Assets		100.0%	2,883,909,084

ETF—Exchange-Traded Fund

GDR—Global Depository Receipt

REIT—Real Estate Investment Trust

AUD—Australian Dollar

CAD—Canadian Dollar

COP—Colombian Peso

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

INR—Indian Rupee

MXN—Mexican Peso

NZD—New Zealand Dollar

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, these securities were valued at $103,106,968 or 3.58% of net assets.

c Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

d Security, or portion thereof, on loan. At October 31, 2019, the value of the fund’s securities on loan was $24,299,246 and the value of the collateral was $24,494,280, consisting of cash collateral of $1,032,500 and U.S. Government & Agency securities valued at $23,461,780.

e Non-income producing security.

f These securities are wholly-owned by the Subsidiary referenced in Note 1.

g Security is a discount security. Income is recognized through the accretion of discount.

h Investment in non-controlled affiliates (cost $22,269,178).
i Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
U.S. Treasury Securities	25.8
Investment Companies	14.3
Foreign Governmental	13.7
Insurance	4.1
Telecommunication Services	3.6
Banks	3.4
Real Estate	2.9
Health Care	2.8
Utilities	2.7
Metals & Mining	2.7
Information Technology	2.0

17

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Closed-End Investment Companies	1.9
Media	1.5
Diversified Financials	1.3
Energy	1.3
Consumer Discretionary	1.2
Chemicals	1.2
Semiconductors & Semiconductor Equipment	1.1
Beverage Products	1.0
Aerospace & Defense	.9
Food Products	.9
Commercial & Professional Services	.9
Technology Hardware & Equipment	.8
Financials	.7
Automobiles & Components	.7
Consumer Staples	.5
Options Purchased	.5
Industrial	.4
Agriculture	.2
Advertising	.2
Materials	.2
Building Materials	.1
Transportation	.1
95.6

† Based on net assets.

See notes to consolidated financial statements.

18

CONSOLIDATED STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 10/31/18($)	Purchases($)	Sales($)	Value 10/31/19($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	59,322,564	2,629,468,526	2,555,851,938	132,939,152	4.6	3,432,798
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	625,264,574	624,232,074	1,032,500.0		-
Total	59,322,564	3,254,733,100	3,180,084,012	133,971,652	4.6	3,432,798

See notes to consolidated financial statements.

In addition, an affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Investments in affiliated companies during the period ended October 31, 2019 were as follows:

Investment Companies	Value 10/31/18($)	Purchases($)	Sales($)	Net Realized Gain (Loss)($)
Invesco DB Gold Fund	19,464,709	-	(23,251,824)	1,681,937
The Aquila European Renewables Income Fund	-	10,260,418	-	-
US Solar Fund	-	12,008,760	-	-
Total	19,464,709	22,269,178	(23,251,824)	1,681,937

Investment Companies	Change in Net Unrealized Appreciation (Depreciation)($)	Value 10/31/19($)	Net Assets(%)	Dividends/ Distributions($)
Invesco DB Gold Fund	2,105,178	-	-	294,991
The Aquila European Renewables Income Fund	802,483	11,062,901.38		-
US Solar Fund	(210,153)	11,798,607.41		49,236
Total	2,697,508	22,861,508.79		344,227

See notes to consolidated financial statements.

19

CONSOLIDATED STATEMENT OF FUTURES
October 31, 2019

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
U.S. Treasury 10 Year Notes	436	12/19	56,585,055	56,809,440	224,385
Futures Short
DJ Euro Stoxx 50	2,313	12/19	90,274,944[a]	93,100,972	(2,826,028)
E-mini Russell 2000	293	12/19	22,876,714	22,903,810	(27,096)
Standard & Poor's 500 E-mini	1,361	12/19	201,661,230	206,586,190	(4,924,960)
Gross Unrealized Appreciation				224,385
Gross Unrealized Depreciation				(7,778,084)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to consolidated financial statements.

20

CONSOLIDATED STATEMENT OF OPTIONS WRITTEN
October 31, 2019

Description/ Contracts/ Counterparties	Exercise Price	Expiration Date	Notional Amount	[a]	Value ($)
Call Options:
S&P 500 Index, Contracts 1,402, J.P. Morgan Securities	3,150	1/17/20	441,630,000		(2,533,414)
Put Options:
Amazon.Com Inc, Contracts 80	1,760	11/15/19	14,080,000		(142,560)
Amazon.Com Inc, Contracts 160	1,765	11/15/19	28,240,000		(306,240)
Barrick Gold Corp, Contracts 1,962	17	11/15/19	3,335,400		(62,784)
Alphabet Inc, Contracts 120	1,200	11/15/19	14,400,000		(25,200)
Alphabet Inc, Contracts 116	1,220	12/6/19	14,152,000		(148,480)
Newmont Goldcorp Corp, Contracts 1,444	37	11/15/19	5,342,800		(31,768)
S&P 500 Index, Contracts 510, J.P. Morgan Securities	2,750	12/20/19	140,250,000		(453,900)
S&P 500 Index, Contracts 391, UBS Securities	2,900	11/29/19	113,390,000		(418,370)
S&P 500 Index, Contracts 387, UBS Securities	2,920	11/15/19	113,004,000		(212,850)
S&P 500 Index, Contracts 387, UBS Securities	2,950	12/6/19	114,165,000		(903,196)
Euro Stoxx 50 Pr, Contracts 1,730	3,450	12/20/19	59,685,000	EUR	(557,617)
Total Options Written (premiums received $8,677,198)					(5,796,379)

a Notional amount stated in U.S. Dollars unless otherwise indicated.

EUR—Euro

See notes to consolidated financial statements.

21

CONSOLIDATED STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS October 31, 2019

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Barclays Capital
Canadian Dollar	2,122,375	United States Dollar	1,599,195	11/13/19	12,237
British Pound	29,955,763	Euro	32,414,153	11/13/19	2,636,084
CIBC World Markets Corp.
Swiss Franc	10,632,195	United States Dollar	10,960,565	11/13/19	(172,183)
Canadian Dollar	1,259,084	United States Dollar	948,009	11/13/19	7,962
Euro	247,561	United States Dollar	276,349	1/15/20	1,259
United States Dollar	304,468,131	Euro	275,412,149	1/15/20	(4,371,254)
Citigroup
United States Dollar	101,745	British Pound	78,623	11/4/19	(114)
United States Dollar	13,053,000	Swiss Franc	12,849,478	11/13/19	14,763
New Zealand Dollar	742,551	United States Dollar	476,608	11/13/19	(413)
Canadian Dollar	1,287,188	United States Dollar	976,450	11/13/19	859
United States Dollar	122,783,658	Australian Dollar	178,484,517	12/13/19	(399,023)
United States Dollar	6,872,672	Hong Kong Dollar	53,927,000	11/13/19	(8,708)
Japanese Yen	2,918,721,062	Euro	24,869,905	1/15/20	(718,050)
United States Dollar	11,542,856	British Pound	9,056,077	1/15/20	(218,401)
J.P. Morgan Securities
British Pound	301,397	United States Dollar	392,793	1/15/20	(1,364)
United States Dollar	1,045,573	Euro	940,514	1/15/20	(9,092)
United States Dollar	68,583,366	Swiss Franc	66,574,127	11/13/19	1,031,261
RBS Securities
United States Dollar	9,222,134	Swedish Krona	90,548,665	1/15/20	(198,413)
United States Dollar	28,942,447	South Korean Won	35,066,669,605	11/13/19	(1,206,170)
Euro	519,819	United States Dollar	583,449	1/15/20	(539)
State Street Bank and Trust Company
United States Dollar	27,491,307	Hungarian Forint	8,306,567,282	1/15/20	(826,744)

22

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
State Street Bank and Trust Company (continued)
United States Dollar	12,810,397	British Pound	9,878,155	1/15/20	(18,504)
Euro	54,303,233	United States Dollar	60,854,513	1/15/20	39,594
United States Dollar	13,197,397	Euro	11,839,693	1/15/20	(79,300)
Japanese Yen	1,522,007,000	Euro	12,673,918	1/15/20	(43,819)
Hong Kong Dollar	1,304,561	United States Dollar	166,498	11/13/19	(29)
United States Dollar	51,385,218	Hong Kong Dollar	402,815,148	11/13/19	(16,195)
Swiss Franc	17,168,691	United States Dollar	17,472,431	11/13/19	(51,531)
United States Dollar	7,030,424	Swiss Franc	6,915,310	11/13/19	13,528
United States Dollar	37,546,595	New Zealand Dollar	58,244,735	11/13/19	194,501
Canadian Dollar	1,093,856	United States Dollar	830,696	11/13/19	(177)
United States Dollar	109,701,509	Canadian Dollar	145,709,696	11/13/19	(929,828)
Japanese Yen	499,899,073	United States Dollar	4,696,297	1/15/20	(42,740)
UBS Securities
Canadian Dollar	1,329,438	United States Dollar	1,011,017	11/13/19	(1,630)
United States Dollar	192,204,822	British Pound	156,418,824	1/15/20	(10,938,548)
Australian Dollar	864,340	United States Dollar	587,524	12/13/19	9,008
United States Dollar	1,320,839	Euro	1,188,034	1/15/20	(11,389)
Gross Unrealized Appreciation					3,961,056
Gross Unrealized Depreciation					(20,264,158)

See notes to consolidated financial statements.

23

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
October 31, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $24,299,246)—Note 1(c):
Unaffiliated issuers	2,374,962,188	2,599,726,154
Affiliated issuers	156,240,830	156,833,160
Cash		15,853,844
Cash denominated in foreign currency	101,196	101,845
Cash collateral held by broker—Note 4		105,706,118
Receivable for shares of Common Stock subscribed		14,896,286
Dividends, interest and securities lending income receivable		14,725,270
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		3,961,056
Receivable for investment securities sold		1,559,169
Receivable for futures variation margin—Note 4		1,357,797
Prepaid expenses		129,262
		2,914,849,961
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		1,866,887
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		20,264,158
Outstanding options written, at value (premiums received $8,677,198)—Note 4		5,796,379
Payable for shares of Common Stock redeemed		1,303,728
Liability for securities on loan—Note 1(c)		1,032,500
Foreign capital gains tax payable		122,299
Directors fees and expenses payable		30,736
Other accrued expenses		524,190
		30,940,877
Net Assets ($)		2,883,909,084
Composition of Net Assets ($):
Paid-in capital		2,743,682,422
Total distributable earnings (loss)		140,226,662
Net Assets ($)		2,883,909,084

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	35,843,202	27,816,654	1,560,813,722	1,259,435,506
Shares Outstanding	2,331,374	1,868,426	101,197,773	81,518,881
Net Asset Value Per Share ($)	15.37	14.89	15.42	15.45

See notes to consolidated financial statements.

24

CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended October 31, 2019

Investment Income ($):
Income:
Interest (net of $111,410 foreign taxes withheld at source)	34,715,766
Dividends (net of $1,665,152 foreign taxes withheld at source):
Unaffiliated issuers	23,332,475
Affiliated issuers	3,777,025
Income from securities lending—Note 1(c)	80,390
Total Income	61,905,656
Expenses:
Management fee—Note 3(a)	17,042,934
Shareholder servicing costs—Note 3(c)	1,408,405
Registration fees	311,484
Professional fees	266,126
Subsidiary management fee—Note 3(a)	236,460
Custodian fees—Note 3(c)	233,133
Directors’ fees and expenses—Note 3(d)	214,158
Distribution fees—Note 3(b)	204,946
Prospectus and shareholders’ reports	83,881
Loan commitment fees—Note 2	58,050
Miscellaneous	64,287
Total Expenses	20,123,864
Less—reduction in expenses due to undertaking—Note 3(a)	(331,607)
Net Expenses	19,792,257
Investment Income—Net	42,113,399
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Unaffiliated issuers	43,308,073
Affiliated issuers	1,681,937
Net realized gain (loss) on options transactions	8,804,875
Net realized gain (loss) on futures	(36,640,373)
Net realized gain (loss) on forward foreign currency exchange contracts	49,221,466
Net Realized Gain (Loss)	66,375,978
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions:
Unaffiliated issuers	159,122,232
Affiliated issuers	2,697,508
Net change in unrealized appreciation (depreciation) on options transactions	7,126,870
Net change in unrealized appreciation (depreciation) on futures	(12,461,741)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(27,686,134)
Net Change in Unrealized Appreciation (Depreciation)	128,798,735
Net Realized and Unrealized Gain (Loss) on Investments	195,174,713
Net Increase in Net Assets Resulting from Operations	237,288,112

See notes to consolidated financial statements.

25

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2019	2018
Operations ($):
Investment income—net	42,113,399	28,539,615
Net realized gain (loss) on investments	66,375,978	21,551,334
Net change in unrealized appreciation (depreciation) on investments	128,798,735	(49,007,518)
Net Increase (Decrease) in Net Assets Resulting from Operations	237,288,112	1,083,431
Distributions ($):
Distributions to shareholders:
Class A	(809,690)	(160,339)
Class C	(698,524)	-
Class I	(25,605,203)	(6,085,615)
Class Y	(29,691,512)	(7,357,475)
Total Distributions	(56,804,929)	(13,603,429)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	19,399,745	9,949,354
Class C	8,715,536	5,779,933
Class I	1,133,561,275	294,435,285
Class Y	631,591,327	163,135,257
Distributions reinvested:
Class A	794,942	156,257
Class C	664,217	-
Class I	23,820,861	5,903,112
Class Y	15,050,436	3,854,558
Cost of shares redeemed:
Class A	(12,922,400)	(24,352,906)
Class C	(11,263,083)	(12,015,519)
Class I	(380,696,411)	(307,725,100)
Class Y	(271,469,040)	(147,251,356)
Increase (Decrease) in Net Assets from Capital Stock Transactions	1,157,247,405	(8,131,125)
Total Increase (Decrease) in Net Assets	1,337,730,588	(20,651,123)
Net Assets ($):
Beginning of Period	1,546,178,496	1,566,829,619
End of Period	2,883,909,084	1,546,178,496

26

	Year Ended October 31,
	2019	2018
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	1,300,891	691,964
Shares issued for distributions reinvested	56,904	10,889
Shares redeemed	(869,063)	(1,709,260)
Net Increase (Decrease) in Shares Outstanding	488,732	(1,006,407)
Class Ca
Shares sold	604,229	415,213
Shares issued for distributions reinvested	48,768	-
Shares redeemed	(784,607)	(862,746)
Net Increase (Decrease) in Shares Outstanding	(131,610)	(447,533)
Class Ib
Shares sold	77,305,657	20,426,413
Shares issued for distributions reinvested	1,702,706	410,794
Shares redeemed	(25,731,141)	(21,397,769)
Net Increase (Decrease) in Shares Outstanding	53,277,222	(560,562)
Class Yb
Shares sold	42,884,929	11,301,935
Shares issued for distributions reinvested	1,075,031	268,050
Shares redeemed	(18,302,919)	(10,234,190)
Net Increase (Decrease) in Shares Outstanding	25,657,041	1,335,795

[a] During the period ended October 31, 2019, 362 Class C shares representing $5,378 were automatically converted to 351 Class A shares and during the period ended October 31, 2018, 307 Class C shares representing $4,204 were automatically converted to 298 Class A shares.

[b] During the period ended October 31, 2019, 642 Class A shares representing $9,269 were exchanged for 640 Class I shares and 577,850 Class I shares representing $9,118,377 were exchanged for 577,140 Class Y shares and during the period ended October 31, 2018, 21,357 Class A shares representing $306,692 were exchanged for 21,283 Class Y shares, 381,014 Class Y shares representing $5,512,575 were exchanged for 381,466 Class I shares.

See notes to consolidated financial statements.

27

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	14.32	14.39	14.72	14.61	15.11
Investment Operations:
Investment income—net[a]	.23	.22	.15	.17	.17
Net realized and unrealized gain (loss) on investments	1.29	(.23)	(.09)	.51	.01[b]
Total from Investment Operations	1.52	(.01)	.06	.68	.18
Distributions:
Dividends from investment income—net	(.47)	(.06)	(.39)	(.57)	(.68)
Dividends from net realized gain on investments	-	-	-	-	-
Total Distributions	(.47)	(.06)	(.39)	(.57)	(.68)
Net asset value, end of period	15.37	14.32	14.39	14.72	14.61
Total Return (%)[c]	10.97	(.05)	.47	4.87	1.22
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.12	1.13	1.17	1.16	1.15
Ratio of net expenses to average net assets	1.11	1.13	1.15	1.15	1.15
Ratio of net investment income to average net assets	1.59	1.55	1.09	1.15	1.16
Portfolio Turnover Rate	99.45	85.64	79.00	57.17	68.92
Net Assets, end of period ($ x 1,000)	35,843	26,380	41,008	157,624	49,672

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

c Exclusive of sales charge.

See notes to consolidated financial statements.

28

	Year Ended October 31,
Class C Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	13.87	13.99	14.34	14.26	14.79
Investment Operations:
Investment income—net[a]	.12	.11	.08	.06	.06
Net realized and unrealized gain (loss) on investments	1.26	(.23)	(.12)	.50	.02[b]
Total from Investment Operations	1.38	(.12)	(.04)	.56	.08
Distributions:
Dividends from investment income—net	(.36)	-	(.31)	(.48)	(.61)
Dividends from net realized gain on investments	-	-	-	-	-
Total Distributions	(.36)	-	(.31)	(.48)	(.61)
Net asset value, end of period	14.89	13.87	13.99	14.34	14.26
Total Return (%)[c]	10.17	(.86)	(.23)	4.12	.49
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.91	1.90	1.92	1.90	1.91
Ratio of net expenses to average net assets	1.90	1.89	1.90	1.90	1.90
Ratio of net investment income to average net assets	.84	.82	.58	.44	.39
Portfolio Turnover Rate	99.45	85.64	79.00	57.17	68.92
Net Assets, end of period ($ x 1,000)	27,817	27,739	34,240	35,861	16,470

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

c Exclusive of sales charge.

See notes to consolidated financial statements.

29

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	14.36	14.47	14.78	14.68	15.18
Investment Operations:
Investment income—net[a]	.27	.26	.23	.20	.21
Net realized and unrealized gain (loss) on investments	1.30	(.24)	(.13)	.52	.01[b]
Total from Investment Operations	1.57	.02	.10	.72	.22
Distributions:
Dividends from investment income—net	(.51)	(.13)	(.41)	(.62)	(.72)
Dividends from net realized gain on investments	-	-	-	-	-
Total Distributions	(.51)	(.13)	(.41)	(.62)	(.72)
Net asset value, end of period	15.42	14.36	14.47	14.78	14.68
Total Return (%)	11.28	.11	.82	5.16	1.49
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92	.90	.90	.88	.86
Ratio of net expenses to average net assets	.90	.90	.90	.88	.86
Ratio of net investment income to average net assets	1.82	1.81	1.61	1.36	1.40
Portfolio Turnover Rate	99.45	85.64	79.00	57.17	68.92
Net Assets, end of period ($ x 1,000)	1,560,814	688,369	701,598	509,712	104,057

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

See notes to consolidated financial statements.

30

	Year Ended October 31,
Class Y Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	14.39	14.49	14.79	14.69	15.18
Investment Operations:
Investment income—net[a]	.29	.28	.24	.22	.22
Net realized and unrealized gain (loss) on investments	1.29	(.25)	(.12)	.51	.02[b]
Total from Investment Operations	1.58	.03	.12	.73	.24
Distributions:
Dividends from investment income—net	(.52)	(.13)	(.42)	(.63)	(.73)
Dividends from net realized gain on investments	-	-	-	-	-
Total Distributions	(.52)	(.13)	(.42)	(.63)	(.73)
Net asset value, end of period	15.45	14.39	14.49	14.79	14.69
Total Return (%)	11.36	.24	.92	5.18	1.57
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.80	.82	.81	.83
Ratio of net expenses to average net assets	.80	.80	.82	.81	.83
Ratio of net investment income to average net assets	1.92	1.92	1.67	1.53	1.45
Portfolio Turnover Rate	99.45	85.64	79.00	57.17	68.92
Net Assets, end of period ($ x 1,000)	1,259,436	803,690	789,983	707,727	407,642

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

See notes to consolidated financial statements.

31

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Real Return Fund (the “fund”) is a separate diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek total return (consisting of capital appreciation and income). BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management (North America) Limited (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

Effective June 3, 2019, the fund changed its name from Dreyfus Global Real Return Fund to BNY Mellon Global Real Return Fund and the Company changed its name from Advantage Funds, Inc. to BNY Mellon Advantage Funds, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

Effective September 13, 2019, the fund may invest in certain commodities through its investment in GRR Commodity Fund Ltd., (the “Subsidiary”), a wholly-owned and controlled subsidiary of the fund organized under the laws of the Cayman Islands. The Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of the fund. The Adviser serves as investment adviser for the Subsidiary, the Sub-Adviser serves as the Subsidiary’s sub-investment advisor and Citibank N.A. serves as the Subsidiary’s custodian. The financial statements have been consolidated and include the accounts of the fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the fund and the Subsidiary, comprising the entire issued share capital of the Subsidiary, with the intent that the fund will remain the sole shareholder and retain all rights. Under the Amended and Restated Memorandum and Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in

32

a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The following summarizes the structure and relationship of the Subsidiary at October 31, 2019:

Subsidiary Activity
Consolidated fund Net Assets ($)	2,883,909,084
Subsidiary Percentage of fund Net Assets	9.49%
Subsidiary Financial Statement Information ($)
Total assets	274,087,206
Total liabilities	265,131
Net assets	273,822,075
Total income	-
Investment (loss)—net	(330,360)
Net realized gain (loss)	-
Net change in unrealized appreciation (depreciation)	2,103,063
Net increase (decrease) in net assets resulting from operations	1,772,703

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 300 million shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (45 million shares authorized), Class C (45 million shares authorized), Class I (200 million shares authorized), Class Y (200 million shares authorized) and Class T (10 million shares authorized). Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive

33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

34

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service approved by the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and

35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2019 in valuing the fund’s investments:

36

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Corporate Bonds†	-	216,643,586	-	216,643,586
Equity Securities –Common Stocks	903,162,269	-	-	903,162,269
Equity Securities – Preferred Stocks	20,146,449	-	-	20,146,449
Exchange –Traded Fund	278,985,871	-	-	278,985,871
Foreign Governmental	-	393,749,304	-	393,749,304
Investment Companies	187,034,788	-	-	187,034,788
U.S. Treasury Securities	-	743,654,041	-	743,654,041
Other Financial Instruments:
Futures††	224,385	-	-	224,385
Forward Foreign Currency Exchange Contracts††	-	3,961,056	-	3,961,056
Options Purchased	-	13,183,006	-	13,183,006
Liabilities ($)
Other Financial Instruments:
Futures††	(7,778,084)	-	-	(7,778,084)
Forward Foreign Currency Exchange Contracts††	-	(20,264,158)	-	(20,264,158)
Options Written	(1,274,649)	(4,521,730)	-	(5,796,379)

† See Consolidated Statement of Investment for additional detailed categorizations, if any.
†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Consolidated Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses

37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2019, The Bank of New York Mellon earned $17,047 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

38

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Code. Therefore, the fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the fund in the current period nor carried forward to offset taxable income in future periods.

As of and during the period ended October 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Consolidated Statement of Operations. During the period ended October 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $63,322,965, accumulated capital and other losses $129,290,521 and unrealized appreciation $206,194,218.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any,

39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

realized subsequent to October 31, 2019. If not applied, the fund has $50,669,896 of short-term capital losses and $78,271,237 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2019 and October 31, 2018 were as follows: ordinary income $56,804,929 and $13,603,429, respectively.

During the period ended October 31, 2019, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses from the subsidiary, the fund increased total distributable earnings (loss) by $330,360 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(h) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date.

Also effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2017-08 and ASU 2018-13 had no impact on the operations of the fund for the period ended October 31, 2019.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the

40

fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2019, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) The Adviser has entered into separate management agreements with the fund and the Subsidiary pursuant to which the Adviser receives a management fee computed at the annual rate of .75% of the value of the average daily net assets of each of the fund and the Subsidiary which is payable monthly. In addition, the Adviser has contractually agreed for as long as the fund invests in the Subsidiary, to waive the management fee it receives from the fund in an amount equal to the management fee paid to the Adviser by the Subsidiary. The reduction in expenses, pursuant to the undertaking amounted to $236,460 during the period ended October 31, 2019.

The Adviser has contractually agreed, from November 1, 2018 through March 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .90% of the value of the fund’s average daily net assets. On or after March 1, 2020, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $95,147 during the period ended October 31, 2019.

Pursuant to a sub-investment advisory agreement between the Adviser and Sub-Adviser, the Adviser pays Sub-Adviser an annual fee of .36% of the value of the fund’s average daily net assets.

During the period ended October 31, 2019, the Distributor retained $13,306 from commissions earned on sales of the fund’s Class A shares and $1,995 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2019, Class C shares were charged $204,946 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may

41

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2019, Class A and Class C shares were charged $75,018 and $68,315, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. The fund had an arrangement with the custodian to receive earnings credits when positive cash balances were maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Consolidated Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2019, the fund was charged $19,008 for transfer agency services. These fees are included in Shareholder servicing costs in the Consolidated Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2019, the fund was charged $233,133 pursuant to the custody agreement.

During the period ended October 31, 2019, the fund was charged $11,610 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Consolidated Statement of Assets and Liabilities consist of: management fees of $1,974,386, Distribution Plan fees of $17,222, Shareholder Services Plan fees of $13,240, custodian fees of $119,863,

42

Chief Compliance Officer fees of $4,504 and transfer agency fees of $5,550, which are offset against an expense reimbursement currently in effect in the amount of $267,878.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, futures, options transactions and forward contracts, during the period ended October 31, 2019, amounted to $2,519,990,976 and $1,840,234,152, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2019 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity risk and interest risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Consolidated Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Consolidated Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default.

43

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Futures open at October 31, 2019 are set forth in the Consolidated Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of equities and interest risk or as a substitute for an investment. The fund is subject to market risk and interest risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Consolidated Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any

44

realized gains or losses which occurred upon the expiration or closing of the option transaction. Options written open at October 31, 2019 are set forth in Consolidated Statement of Options Written.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Consolidated Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at October 31, 2019 are set forth in the Consolidated Statement of Forward Foreign Currency Exchange Contracts.

The following tables show the fund’s exposure to different types of market risk as it relates to the Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Operations, respectively.

45

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Fair value of derivative instruments as of October 31, 2019 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	224,385	[1]	Interest rate risk	-
Equity risk	13,183,006	[2]	Equity risk	(13,574,463)	[1,3]
Foreign exchange risk	3,961,056	[4]	Foreign exchange risk	(20,264,158)	[4]
Gross fair value of derivative contracts	17,368,447			(33,838,621)

Consolidated Statement of Assets and Liabilities location:

[1]Includes cumulative appreciation (depreciation) on futures as reported in the Consolidated Statement of Futures, but only the unpaid variation margin is reported in the Consolidated Statement of Assets and Liabilities.

[2] Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[3] Outstanding options written, at value.
[4] Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The effect of derivative instruments in the Consolidated Statement of Operations during the period ended October 31, 2019 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Total
Interest rate	1,630,791		1,479,034		-		3,109,825
Equity	(38,271,164)		7,325,841		-		(30,945,323)
Foreign exchange	-		-		49,221,466		49,221,466
Total	(36,640,373)		8,804,875		49,221,466		21,385,968

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[4]	Options Transactions	[5]	Forward Contracts	[6]	Total
Interest rate	224,385		-		-		224,385
Equity	(12,686,126)		7,126,870		-		(5,559,256)
Foreign exchange	-		-		(27,686,134)		(27,686,134)
Total	(12,461,741)		7,126,870		(27,686,134)		(33,021,005)

Consolidated Statement of Operations location:
[1] Net realized gain (loss) on futures.
[2] Net realized gain (loss) on options transactions.
[3] Net realized gain (loss) on forward foreign currency exchange contracts.
[4] Net change in unrealized appreciation (depreciation) on futures.
[5] Net change in unrealized appreciation (depreciation) on options transactions.
[6] Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and

46

liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Consolidated Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Consolidated Statement of Assets and Liabilities.

At October 31, 2019, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	224,385	(7,778,084)
Options	13,183,006	(5,796,379)
Forward contracts	3,961,056	(20,264,158)
Total gross amount of derivative
assets and liabilities in the
Consolidated Statement of Assets and Liabilities	17,368,447	(33,838,621)
Derivatives not subject to
Master Agreements	(224,385)	9,052,733
Total gross amount of assets
and liabilities subject to
Master Agreements	17,144,062	(24,785,888)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2019:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Barclays Capital	2,648,321		-	(2,560,000)		88,321
CIBC World Markets Corp.	9,221		(9,221)	-		-
Citigroup	15,622		(15,622)	-		-
J.P. Morgan Securities	14,214,267		(2,997,770)	(11,216,497)		-
State Street Bank and Trust Company	247,623		(247,623)	-		-
UBS Securities	9,008		(9,008)	-		-
Total	17,144,062		(3,279,244)	(13,776,497)		88,321

47

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
CIBC World Markets Corp.	(4,543,437)		9,221	3,830,000		(704,216)
Citigroup	(1,344,709)		15,622	750,000		(579,087)
J.P. Morgan Securities	(2,997,770)		2,997,770	-		-
RBS Securities	(1,405,122)		-	1,000,000		(405,122)
State Street Bank and Trust Company	(2,008,867)		247,623	1,550,000		(211,244)
UBS Securities	(12,485,983)		9,008	10,150,000		(2,326,975)
Total	(24,785,888)		3,279,244	17,280,000		(4,226,644)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Consolidated Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2019:

Average Market Value ($)
Equity futures	300,953,203
Equity options contracts	6,630,734
Interest rate futures	52,765,101
Interest rate options contracts	236,629
Forward contracts	1,135,153,049

At October 31, 2019, the cost of investments for federal income tax purposes was $2,551,486,135; accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $206,293,913, consisting of $252,599,585 gross unrealized appreciation and $46,305,672 gross unrealized depreciation.

48

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Global Real Return Fund (formerly, Dreyfus Global Real Return Fund)

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of BNY Mellon Global Real Return Fund (the “Fund”) (formerly, Dreyfus Global Real Return Fund) (one of the funds constituting BNY Mellon Advantage Funds, Inc.), including the consolidated statements of investments, consolidated investments in affiliated issuers, futures, options written and forward foreign currency exchange contracts, as of October 31, 2019, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting BNY Mellon Advantage Funds, Inc.) at October 31, 2019, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 23, 2019

49

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended October 31, 2019:

- the total amount of taxes paid to foreign countries was $1,769,620

- the total amount of income sourced from foreign countries was $38,149,697

Where required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2020 calendar year with Form 1099-DIV which will be mailed in early 2019. For the fiscal year ended October 31, 2019, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $19,225,497 represents the maximum amount that may be considered qualified dividend income.

50

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 120

———————

Peggy C. Davis (76)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 44

———————

David P. Feldman (79)
Board Member (1996)
Principal Occupation During Past 5 Years:

• Retired

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 30

———————

51

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Gina D. France (61)
Board Member (2019)
Principal Occupation During Past 5 Years:

• Founder, President and Chief Executive Officer, France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States (2003 –Present)

• Corporate Director and Trustee (2004 – Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016 – Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011 – Present)

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2015 – Present)

• Baldwin Wallace University, Trustee (2013- Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004 – 2016)

No. of Portfolios for which Board Member Serves: 30

———————

Joan Gulley (72)
Board Member (2017)
Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

• Director, Nantucket Library (2015-Present)

No. of Portfolios for which Board Member Serves: 50

———————

Ehud Houminer (79)
Board Member (1993)
Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-Present)

• Trustee, Ben Gurion University (2012-2018)

No. of Portfolios for which Board Member Serves: 50

———————

Lynn Martin (79)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Retired

No. of Portfolios for which Board Member Serves: 30

———————

52

Robin A. Melvin (56)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-Present; Board member (2013-Present)

No. of Portfolios for which Board Member Serves: 97

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James F. Henry, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

53

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since November 2019; Managing Counsel of BNY Mellon from April 2014 to November 2019; Secretary of the Adviser, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

54

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since November 2019; Counsel of BNY Mellon from May 2016 to November 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2005.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (64 investment companies, comprised of 143 portfolios). He is 62 years old and has served in various capacities with the the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 136 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

55

NOTES

56

NOTES

57

For More Information

BNY Mellon Global Real Return Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser
Newton Investment Management
(North America) Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DRRAX Class C: DRRCX Class I: DRRIX Class Y: DRRYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 6278AR1019

BNY Mellon Sustainable Balanced Fund

ANNUAL REPORT October 31, 2019

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Sustainable Balanced Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Sustainable Balanced Fund (formerly, Dreyfus Global Multi-Asset Income Fund), covering the 12-month period from November 1, 2018 through October 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Equity markets weakened in the fourth quarter of 2018, as concerns about rising interest rates, trade tensions and slowing global growth provided downward pressure on returns. In December 2018, stocks experienced a sharp sell-off, as it appeared that the U.S. Federal Reserve (the “Fed”) would maintain its hawkish stance on monetary policy. In January 2019, a pivot in stance from the Fed helped stimulate a rebound across equity markets that continued into the second quarter. Escalating trade tensions disrupted equity markets again in May. The dip was short-lived, as markets rose once again in June and July of 2019, when a trade deal appeared more likely, and the pace of U.S. economic growth remained steady. Nevertheless, concerns continued to emerge over slowing global growth, resulting in bouts of market volatility in August 2019. Stocks rebounded in September and continued an upward path through most of October 2019, supported in part by central bank policy and consistent consumer spending.

In fixed-income markets, a risk-off mentality prevailed to start the period, fueled in part by equity market volatility. A flight to quality supported price increases for U.S. Treasuries, which continued through the end of 2018, leading to a flattening yield curve. After the Fed’s supportive statements in January 2019, other developed-market central banks followed suit and reiterated their abilities to bolster flagging growth by continuing accommodative policies. This further buoyed fixed-income instrument prices. The Fed cut rates in July, September and October of 2019, for a total 75-basis-point reduction in the federal funds rate during the 12 months. Concerns about the pace of global economic growth also fueled demand for fixed-income instruments during much of the reporting period, resulting in positive bond market returns.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
November 15, 2019

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2018 through October 31, 2019, as provided by primary portfolio managers Paul Flood and Bhavin Shah of Newton Investment Management Limited (Newton), sub-investment adviser for the period November 1, 2018 through March 31, 2019, and by Yuko Takano and Rob Stewart of Newton as sub-adviser for the equity portion of the fund’s assets allocated to Newton and by Paul Benson, CFA, Karen Wong and Nancy G. Rogers, CFA of Mellon Investments Corporation (Mellon) as sub-adviser for the fixed-income portion of the fund’s assets allocated to Mellon for the period April 1, 2019 through October 31, 2019.

On April 1, 2019, the fund (formerly known as Dreyfus Global Multi-Asset Income Fund) transitioned to the BNY Mellon Sustainable Balanced Fund. Ms. Takano and Mr. Stewart are the fund’s current primary portfolio managers responsible for the equity portion of the fund’s assets allocated to Newton and for overall asset allocation for the fund. Mr. Benson, Ms. Wong, and Ms. Rogers are the fund’s current primary portfolio managers responsible for the fixed-income portion of the fund’s assets allocated to Mellon. Messrs. Flood and Shah no longer manage the fund.

Market and Fund Performance Overview

For the 12-month period ended October 31, 2019, the BNY Mellon Sustainable Balanced Fund’s Service shares (formerly, the Dreyfus Global Multi-Asset Income Fund’s Class A shares) produced a total return of 10.73%, and the fund’s Class K shares (formerly, the Dreyfus Global Multi-Asset Income Fund’s Class Y shares) returned 11.03%. The Dreyfus Global Multi-Asset Income Fund’s Class C and Class I shares became inactive during the reporting period.1 In comparison, the fund’s benchmark, the MSCI ACWI Index, its new customized blended index, effective April 1, 2019, a blend of 60% MSCI ACWI Index/40% Bloomberg Barclays MSCI US Aggregate ESG Select Index, Bloomberg Barclays MSCI U.S. Aggregate ESG Select Index and the fund’s former baseline benchmark, a blend of 60% MSCI ACWI Index/40% ICE BofA Merrill Lynch Global Broad Market Index (USD Hedged), produced a total return of 12.59%, 12.46%, 11.35% and 12.25%, respectively, for the same period.2,3

For the five-month period from November 1, 2018 through March 31, 2019, global markets encountered heightened volatility, but regained strength due in part to continued accommodative monetary policies from major central banks. The fund lagged its benchmark, the blended 60% MSCI ACWI Index/40% ICE BofA Merrill Lynch Global Broad Market Index (USD Hedged), during this period, due in part to equity security selection and currency hedging of bonds.

For the seven-month period from April 1, 2019 through October 31, 2019, equities and bonds gained ground in an environment of moderate economic growth and falling interest rates. The fund outpaced its benchmark, the Customized Blended Index, during this period. In equities, the outperformance was primarily due to a lack of exposure to the energy sector and successful stock selection in the health care and utilities sectors. In fixed income, the difference in returns between the fund and the Customized Blended Index was primarily the result of operating expenses that are not reflected in the Customized Blended Index’s results.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund uses a global, multi-asset strategy. The fund normally invests 80% of its net assets, plus any

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

borrowings for investment purposes, in the equity securities of issuers that demonstrate attractive attributes and sustainable business practices and have no material, unresolvable, environmental, social or governance (ESG) issues and in debt securities included in the Bloomberg Barclays MSCI U.S. Aggregate ESG Select Index. Under normal market conditions, generally 60% of the fund’s net assets will be allocated to equity and equity-related investments and 40% of the fund’s net assets will be allocated to debt and debt-related securities.

The fund’s assets allocated to equity and equity-related investments are actively managed by Newton. Newton invests its allocated portion of the fund’s assets in companies it considers to be engaged in “sustainable business practices.” When determining whether a company engages in “sustainable business practices,” Newton considers whether the company (i) engages in business practices that are, in Newton’s view, sustainable in an economic sense (i.e., the company’s strategy, operations and finances are stable and durable) and (ii) takes appropriate measures to manage any material consequences or impact of its policies and operations in relation to ESG matters (e.g., the company’s environmental footprint, labor standards, board structure, etc.), as determined through Newton’s ESG quality review. Newton also may invest in companies where it believes it can promote sustainable business practices through ongoing company engagement and active proxy voting, such as by encouraging the company’s management to improve the company’s environmental footprint or voting the shares it holds of a company to improve the company’s governance structure.

The fund’s assets allocated to debt and debt-related investments are managed by Mellon, using an indexed approach. For the portion of the fund’s assets allocated to debt and debt-related investments, Mellon seeks to track the investment results, before fees and expenses, of the Bloomberg Barclays MSCI U.S. Aggregate ESG Select Index. Mellon selects investments for its allocated portion of the fund’s assets by a “sampling” process, which is a statistical process used to select debt securities so that this portion of the fund’s assets has investment characteristics that closely approximate those of the index (e.g., duration, liquidity, quality, sector, industry, yield and market beta). Specifically, Mellon selects those securities that it determines best correspond to the index’s aggregate risk metrics of duration, yield/spread, sector and quality, while seeking to mitigate such risks by investing in a diversified number of securities and issuers.

As noted above, the fund changed its investment objective and strategy on April 1, 2019. Prior to April 1, 2019, the fund’s investment objective was to provide current income, while maintaining the potential for long-term capital appreciation. To pursue these goals, until April 1, 2019, the fund used an actively managed, global multi-asset strategy that focused on income generation. In addition, until April 1, 2019, Newton was the sole sub-adviser for the fund. Newton allocated the fund’s investments among equity and equity-related securities, debt and debt-related securities, and, generally to a lesser extent, real estate, commodities and infrastructure in developed and emerging markets.

4

Investment Commentary for the Period November 1, 2018 through March 31, 2019

A Tale of Two Markets

After a near decade-long bull market in financial assets, investors experienced decidedly more bearish conditions towards the end of 2018, with volatile stock markets losing significant ground during the final quarter of the year. In the wake of December’s fourth U.S. interest rate rise of 2018, equity markets fell sharply toward the end of 2018 as a result of investors’ concerns about further rate hikes in 2019. The indecision evident in the U.S. Federal Reserve (“Fed”) chair Jerome Powell’s repeated assessment during this time period that there was “significant uncertainty” about the path of borrowing costs also weighed on sentiment during the period.

In financial markets, there was also a sense of mixed reality during the opening months of 2019, as investors sought to make sense of a changing backdrop. Policy U-turns by several leading central banks, amid concerns about slowing economic growth, brought divergent reactions. Government bond-market participants appeared preoccupied with those underlying concerns during the early months of 2019, while equity investors, whose fortunes have been shaped in large measure since the global financial crisis by the actions of monetary authorities, were seemingly more animated by the change of policy tack and the likelihood of sustained liquidity in stock markets it entailed. The worst December for U.S. stocks since the Great Depression was thereby followed by the best January since 1987.

Policy change was widespread during this time period. The Fed cut its forecasts for U.S. GDP growth, abandoned its previous plans for interest-rate rises in 2019, and said it would stop selling its bond holdings in September; the European Central Bank (the “ECB”) lowered its projections for Eurozone growth and revived a crisis-era program of bank lending; and the Bank of England retreated from its prior plans for rate increases. While inflation in troubled Venezuela hit 2,690,000% at the start of 2019, developed-world policymakers’ fear of a deflationary slowdown appeared paramount.

Stock Selection and Currency Hedging Dampened Results

Equities delivered a positive return to the fund during this time period, but were the weakest of the asset classes over the period, creating a shortfall in benchmark relative returns. Much of this was owed to the significant headwinds faced in the later part of 2018. The start of 2019 saw equities rally. Financials, Consumer Services and Industrials were positive during this period, while the fund’s holding of specialty chemicals company Albemarle within Basic Materials was negative. Asian Insurer AIA Group, which has significant exposure to the growing Asian middle class and could capitalize on the growing demand for lifestyle products, was the largest contributor. Australian REIT Dexus also did well, supported by attractive dynamics within the Australian commercial real estate market. Apple was the single largest detractor during this period, as it was heavily down on the back of negative headlines surrounding demand in China during the last quarter of 2018.

5

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Over this time period, the fund’s alternatives holdings were the leading contributing asset class. Property and renewables were the most additive asset groups, as investors valued the defensive qualities of defined returns profiles, lower economic sensitivity and inflation-linked revenues.

Bond markets were broadly strong under a backdrop of slower global growth, political uncertainty and more dovish tones coming from central banks. The fund saw positive contributions from emerging-market, corporate and government bonds. The fund’s currency hedging of bonds and defined return profile alternatives were negative during this time period.

Investment Commentary for the Period April 1, 2019 through October 31, 2019 and Investment Outlook

Central Bank Policies and Global Events Drive Markets

Financial markets faced a broad array of problematic, geopolitical developments during this time period. These ranged from civil protests in Hong Kong, attacks on Saudi Arabia’s oil infrastructure and the initiation of an impeachment inquiry against the U.S. president, not to mention the latest twists and turns of the interminable Brexit saga in the UK. It was, however, the continuing trade tensions between the U.S. and China that remained the key variable shaping investor sentiment for much of the period. Although global equities trended higher, mounting cyclical and geopolitical concerns ensured that market volatility persisted, as the Fed moved to cut interest rates and the ECB announced yet another phase of quantitative easing.

In the fixed income markets, an environment of moderate growth and tightening spreads was favorable for corporate bond performance during this time period. The Fed cut the federal funds rate three times during the period, each time by 25 basis points. These cuts occurred in July, September and October. Rates across the Treasury curve fell, and the curve flattened for much of the period. Treasuries, as well as all spread sectors, had positive performance for this period. Corporate bonds generally exhibited the most excess return versus like-duration Treasuries.

Equity Returns Driven by Security Selections

A void in the energy space was of particular benefit to the fund’s portfolio during this time period, while stock selection boosted relative returns in health care, utilities and each of the consumer sectors. Ferguson emerged as the fund’s top contributing position. At the most recent juncture, the company reassured investors with a solid set of results for the full year, as trading profit exceeded consensus expectations. Shares had previously received a boost, as an activist investor urged the company to sell its UK business, something that appeared more likely with news that group CEO John Martin would be stepping down, to be succeeded by the CEO of the U.S. business. ASML Holding was another top contributor, aided by sporadic signs of progress regarding the trade dispute between the U.S. and China. Earnings for the second quarter were ahead of expectations, while order intake was particularly robust. Furthermore, ASML Holding was able to maintain guidance for the full year, with strong sales from its logic business

6

expected to offset memory market weakness. Fast Retailing also performed well, as results for the second quarter were better than anticipated, with the market adopting a more optimistic view on the long-term outlook for the retailer. The fund’s lack of ownership in Exxon also contributed to positive performance.

Conversely, Albemarle struggled, as it published preliminary results that failed to meet expectations. Full-year guidance was also reduced, with lithium pricing pressure expected to continue into the fourth quarter. With lithium a key element in batteries, fears that the demand for electric vehicles in China and South Korea may be slowing had previously weighed. A conservative outlook in August from Cisco Systems dampened enthusiasm for the stock, at least in the shorter term. Share price weakness persisted, as investors fretted over whether the company’s successful transformation and product innovations would be enough to offset a deterioration in enterprise spending against a difficult macroeconomic backdrop. Elsewhere, China Mobile shares moved lower as it faced a declining average revenue per user trend in mobile service.

This time period was a very positive one for bonds. Nearly all sectors of the Customized Blended Index performed well and had positive nominal returns. Corporate bonds were the strongest performer and posted the largest excess return over like-duration Treasuries that was fueled by moderate growth, strong fundamentals among U.S.-based companies, spread tightening and a low rate environment. Longer-maturity and lower-quality corporate credit generally produced the highest returns.

Maintaining a Constructive Investment Posture

We see the ever-increasing levels of debt as the central reason why the global economic recovery, which began in 2009, has been so muted. As witnessed in the month just past, with the Fed cutting interest rates once again, actual or expected interest rate cuts can give financial markets a short-term boost. However, if global economic momentum continues to slow, and the trade dispute between the U.S. and China rumbles on, we expect equity markets may face headwinds.

We embed a focus on the sustainability of our investments into our analysis as a valuable guide to positioning the portfolio effectively for the long term. Business quality is also important to us, yet we recognize that “quality” already carries a hefty valuation premium. We certainly prize long-term growth opportunities, competitive advantage, high return on capital and conservative balance sheets in our portfolio companies, but we aim for a diversified portfolio containing a range of investment profiles.

We maintain our void in the energy space, where a combination of poor returns on capital, shifting demand patterns and negative long-term externalities around carbon pricing and regulation are not reflected in the valuation of these stocks and are incompatible with our focus on finding investments that are aligned the transition to a lower carbon world. At the other end of the spectrum, we maintain moderate overweight positions in sectors such as financials, health care and telecommunications, where the sustainability profile tends to be better. However, we do omit companies with specific and material ESG risks.

7

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

In fixed income, as an index fund, we attempt to match closely the returns of the Customized Blended Index by approximating its composition and credit quality.

November 15, 2019

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration any maximum initial sales charge. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed, until April 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund and may terminate this expense limitation at any time. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — The MSCI ACWI Index captures large- and mid-cap representation across Developed Market (DM) countries and Emerging-Market (EM) countries. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in index.

3 Source: FactSet — The Bloomberg Barclays MSCI US Aggregate ESG Select Index is a fixed-rate, investment grade bond benchmark that follows the rules of the Bloomberg Barclays US Aggregate Index and applies additional sector and ESG criteria for security eligibility. In addition treasury, securitized, and class 2 government-related (agency, local authority, sovereign, supranational) and corporate (industrial, utility, and financial) sectors are weighted to match the individual sector exposures of the Bloomberg Barclays US Aggregate Index. The ICE BofA Merrill Lynch Global Broad Market Index (USD Hedged) tracks the performance of U.S. dollar-denominated investment-grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, quasi-government, corporate, securitized and collateralized securities. Investors cannot invest directly in any indices.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Indexing does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by the fund’s expenses and use of sampling techniques, changes in securities markets, changes in the composition of the index, and the timing of purchases and redemptions of fund shares.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with such companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price.

Environmental, social and governance (ESG) managers may take into consideration factors beyond traditional financial information to select securities, which could result in relative investment performance deviating from other strategies or broad market benchmarks, depending on whether such sectors or investments are in or out of favor in the market. Further, ESG strategies may rely on certain values based criteria to eliminate exposures found in similar strategies or broad market benchmarks, which could also result in relative investment performance deviating.

The fund may, but is not required to, use derivative instruments, such as options, futures, options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risk different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

8

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Services Class shares of BNY Mellon Sustainable Balanced Fund with a hypothetical investment of $10,000 in the MSCI ACWI Index, its customized blended index, a blend of 60% MSCI ACWI Index/40% Bloomberg Barclays MSCI US Aggregate ESG Select Index and Bloomberg Barclays MSCI US Aggregate ESG Select Index and the fund’s benchmark prior to April 1, 2019, 60% MSCI ACWI Index and 40% ICE BofA Merrill Lynch Global Broad Market Index (USD Hedged) (the “Baseline Benchmark”).

† Source: Lipper Inc.
†† Source: FactSet.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in Services Class shares of BNY Mellon Sustainable Balanced Fund on 11/30/17 (inception date) to a hypothetical investment of $10,000 made in the MSCI ACWI Index, Customized Blended Index, Bloomberg Barclays MSCI US Aggregate ESG Select Index and Baseline Benchmark on that date. All dividends and capital gain distributions are reinvested.

On April 1, 2019, the fund (formerly known as Dreyfus Global Multi-Asset Income Fund) transitioned to BNY Mellon Sustainable Balanced Fund. Dreyfus Global Multi-Asset Income Fund’s Class A shares became BNY Mellon Sustainable Balanced Fund’s Services Class shares. Dreyfus Global Multi-Asset Income Fund’s Class C shares and Class I shares became inactive.

The fund’s performance shown in the line graph above takes into account all other applicable fees and expenses of the fund’s Services Class shares. The MSCI ACWI Index captures large- and mid-cap representation across Developed Market (DM) countries and Emerging Market (EM) countries. The Bloomberg Barclays MSCI US Aggregate ESG Select Index is a fixed-rate, investment grade bond benchmark that follows the rules of the Bloomberg Barclays US Aggregate Index and applies additional sector and ESG criteria for security eligibility. In addition treasury, securitized, and class 2 government-related (agency, local authority, sovereign, supranational) and corporate (industrial, utility, and financial) sectors are weighted to match the individual sector exposures of the Bloomberg Barclays US Aggregate Index. The ICE BofA Merrill Lynch Global Broad Market Index (USD Hedged) tracks the performance of U.S. dollar-denominated investment-grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, quasi-government, corporate, securitized and collateralized securities. Unlike a mutual fund, indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any indices. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

9

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $50,000,000 investment in Class K shares of BNY Mellon Sustainable Balanced Fund with a hypothetical investment of $50,000,000 in the MSCI ACWI Index, its customized blended index, a blend of 60% MSCI ACWI Index/40% Bloomberg Barclays MSCI US Aggregate ESG Select Index and Bloomberg Barclays MSCI US Aggregate ESG Select Index and the fund’s benchmark prior to April 1, 2019, 60% MSCI ACWI Index and 40% ICE BofA Merrill Lynch Global Broad Market Index (USD Hedged) (the “Baseline Benchmark”).

† Source: Lipper Inc.
†† Source: FactSet.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $50,000,000 made in Class K shares of BNY Mellon Sustainable Balanced Fund on 11/30/17 (inception date) to a hypothetical investment of $50,000,000 made in the MSCI ACWI Index, Customized Blended Index, Bloomberg Barclays MSCI US Aggregate ESG Select Index and Baseline Benchmark on that date. All dividends and capital gain distributions are reinvested.

On April 1, 2019, the fund (formerly known as Dreyfus Global Multi-Asset Income Fund) transitioned to BNY Mellon Sustainable Balanced Fund. Dreyfus Global Multi-Asset Income Fund’s Class Y shares became BNY Mellon Sustainable Balanced Fund’s Class K shares.

The fund’s performance shown in the line graph above takes into account all other applicable fees and expenses of the fund’s Class K shares. The MSCI ACWI Index captures large- and mid-cap representation across Developed Market (DM) countries and Emerging Market (EM) countries. The Bloomberg Barclays MSCI US Aggregate ESG Select Index is a fixed-rate, investment grade bond benchmark that follows the rules of the Bloomberg Barclays US Aggregate Index and applies additional sector and ESG criteria for security eligibility. In addition treasury, securitized, and class 2 government-related (agency, local authority, sovereign, supranational) and corporate (industrial, utility, and financial) sectors are weighted to match the individual sector exposures of the Bloomberg Barclays US Aggregate Index. The ICE BofA Merrill Lynch Global Broad Market Index (USD Hedged) tracks the performance of U.S. dollar-denominated investment-grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, quasi-government, corporate, securitized and collateralized securities. Unlike a mutual fund, indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any indices. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

10

Average Annual Total Returns as of 10/31/19
	Inception Date	1 Year	From Inception
Services Class	11/30/17	10.73%	2.23%
Class K shares	11/30/17	11.03%	2.46%
MSCI ACWI Index		12.59%	5.04%
Customized Blended Index		12.46%	5.19%
Bloomberg Barclays MSCI US Aggregate ESG Select Index		11.35%	4.75%
Baseline Benchmark		12.25%	5.48%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

11

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Sustainable Balanced Fund from May 1, 2019 to October 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2019

	Class K	Service Shares
Expense paid per $1,000†	$.78	$2.07
Ending value (after expenses)	$1,051.10	$1,050.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2019

	Class K	Service Shares
Expense paid per $1,000†	$.77	$2.04
Ending value (after expenses)	$1,024.45	$1,023.19

†  Expenses are equal to the fund’s annualized expense ratio of .15% for Class K, .40% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

12

STATEMENT OF INVESTMENTS
October 31, 2019

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 39.1%
Australia - .2%
Westpac Banking, Sr. Unscd. Notes	2.10	5/13/2021	20,000	20,078
Canada - 1.4%
Bank of Montreal, Sub. Notes	4.34	10/5/2028	25,000	26,431
Canadian Imperial Bank of Commerce, Sr. Unscd. Notes	3.10	4/2/2024	10,000	10,364
Province of Alberta Canada, Sr. Unscd. Notes	2.20	7/26/2022	20,000	20,265
Province of Ontario Canada, Sr. Unscd. Bonds	2.50	4/27/2026	25,000	26,006
Province of Quebec Canada, Sr. Unscd. Notes	2.38	1/31/2022	20,000	20,301
Rogers Communications, Gtd. Notes	2.90	11/15/2026	15,000	15,371
Royal Bank of Canada, Sr. Unscd. Notes	2.75	2/1/2022	25,000	25,523
The Bank of Nova Scotia, Sr. Unscd. Notes	2.70	3/7/2022	25,000	25,460
The Toronto-Dominion Bank, Sr. Unscd. Notes	3.25	3/11/2024	5,000	5,240
				174,961
Colombia - .1%
Colombian Government, Sr. Unscd. Bonds	8.13	5/21/2024	10,000	12,375
Germany - .5%
Kreditanstalt fuer Wiederaufbau, Govt. Gtd. Bonds	0.00	4/18/2036	15,000	[a] 10,511
Kreditanstalt fuer Wiederaufbau, Govt. Gtd. Notes	2.63	2/28/2024	25,000	26,079
Landwirtschaftliche Rentenbank, Govt. Gtd. Bonds	2.25	10/1/2021	25,000	25,298
				61,888
Japan - .1%
Sumitomo Mitsui Financial Group, Sr. Unscd. Notes	2.85	1/11/2022	10,000	10,164
Poland - .1%
Poland, Sr. Unscd. Notes	3.25	4/6/2026	15,000	16,018
Supranational - .5%
European Investment Bank, Sr. Unscd. Notes	1.88	2/10/2025	10,000	10,129
Inter-American Development Bank, Sr. Unscd. Notes	2.50	1/18/2023	15,000	15,416

13

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 39.1% (continued)
Supranational - .5% (continued)
International Bank for Reconstruction & Development, Sr. Unscd. Notes	1.38	9/20/2021	35,000		34,847
				60,392
United Kingdom - .5%
HSBC Holdings, Sr. Unscd. Notes	4.88	1/14/2022	25,000		26,473
Royal Bank of Scotland Group, Sub. Notes	6.00	12/19/2023	25,000		27,783
Vodafone Group, Sr. Unscd. Notes	4.38	5/30/2028	15,000		16,680
				70,936
United States - 35.6%
3M, Sr. Unscd. Bonds	2.88	10/15/2027	15,000		15,734
AbbVie, Sr. Unscd. Notes	3.38	11/14/2021	15,000		15,401
American Express, Sr. Unscd. Notes	3.40	2/22/2024	25,000		26,259
American Tower, Sr. Unscd. Notes	3.50	1/31/2023	25,000		26,033
American Water Capital, Sr. Unscd. Bonds	6.59	10/15/2037	10,000		14,152
American Water Capital, Sr. Unscd. Notes	3.75	9/1/2028	10,000		10,962
American Water Capital, Sr. Unscd. Notes	4.15	6/1/2049	15,000		17,435
Amgen, Sr. Unscd. Notes	4.56	6/15/2048	20,000		22,895
Apple, Sr. Unscd. Notes	3.25	2/23/2026	25,000		26,648
Apple, Sr. Unscd. Notes	3.75	11/13/2047	10,000		11,279
Apple,, Sr. Unscd. Notes	2.15	2/9/2022	15,000		15,143
Applied Materials, Sr. Unscd. Notes	4.30	6/15/2021	10,000		10,388
BB&T, Sr. Unscd. Notes	3.75	12/6/2023	10,000		10,619
Boston Properties, Sr. Unscd. Notes	4.50	12/1/2028	15,000		17,171
Campbell Soup, Sr. Unscd. Notes	3.30	3/15/2021	20,000		20,335
Cigna, Gtd. Notes	4.13	11/15/2025	15,000		16,270
Cisco Systems, Sr. Unscd. Notes	5.50	1/15/2040	20,000		27,465
Conagra Brands, Sr. Unscd. Notes	5.30	11/1/2038	15,000		17,615
CSX, Sr. Unscd. Notes	3.35	11/1/2025	15,000		15,904
CVS Health, Sr. Unscd. Notes	5.05	3/25/2048	20,000		22,946
Deere & Co, Sr. Unscd. Notes	3.90	6/9/2042	10,000		11,377
Dell International, Sr. Scd. Notes	4.90	10/1/2026	15,000	[b]	16,287
Dupont De Nemours, Sr. Unscd. Notes	4.49	11/15/2025	15,000		16,614
Federal Home Loan Banks, Bonds	2.50	2/13/2024	25,000		25,956
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K077, Cl. A2	3.85	5/25/2028	30,000	[c]	33,745
Federal National Mortgage Association, Notes	2.25	4/12/2022	20,000	[c]	20,333

14

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 39.1% (continued)
United States - 35.6% (continued)
General Mills, Sr. Unscd. Notes	4.20	4/17/2028	15,000	16,812
Gilead Sciences, Sr. Unscd. Notes	3.50	2/1/2025	15,000	15,932
HCA, Sr. Scd. Notes	5.25	6/15/2049	10,000	11,116
Hewlett Packard Enterprise, Sr. Unscd. Notes	3.50	10/5/2021	10,000	10,277
Intel, Sr. Unscd. Notes	3.15	5/11/2027	20,000	21,418
Intercontinental Exchange, Gtd. Notes	3.75	12/1/2025	15,000	16,239
International Business Machines, Sr. Unscd. Notes	4.00	6/20/2042	5,000	5,506
International Paper, Sr. Unscd. Notes	4.40	8/15/2047	10,000	10,392
ITC Holdings, Sr. Unscd. Notes	3.35	11/15/2027	20,000	21,070
Johnson & Johnson, Sr. Unscd. Notes	2.63	1/15/2025	15,000	15,495
Kraft Heinz Foods, Gtd. Notes	4.63	1/30/2029	5,000	5,464
Laboratory Corporation of America Holdings, Sr. Unscd. Notes	3.20	2/1/2022	20,000	20,479
Marsh & McLennan Companies, Sr. Unscd. Notes	4.75	3/15/2039	15,000	18,222
Merck & Co., Sr. Unscd. Notes	3.90	3/7/2039	15,000	17,395
Microsoft, Sr. Unscd. Notes	2.88	2/6/2024	25,000	26,084
Microsoft, Sr. Unscd. Notes	4.25	2/6/2047	10,000	12,394
Morgan Stanley, Sr. Unscd. Notes	4.00	7/23/2025	25,000	27,101
Morgan Stanley, Sr. Unscd. Notes	4.38	1/22/2047	10,000	11,889
Morgan Stanley, Sr. Unscd. Notes	4.43	1/23/2030	30,000	33,701
National Rural Utilities Cooperative Finance, Bonds	4.30	3/15/2049	10,000	12,016
Nordstrom, Sr. Unscd. Notes	5.00	1/15/2044	20,000	19,280
Northern Trust, Sr. Unscd. Notes	3.15	5/3/2029	20,000	21,172
Oracle, Sr. Unscd. Notes	4.00	11/15/2047	10,000	11,216
Parker-Hannifin, Sr. Unscd. Notes	3.25	6/14/2029	15,000	15,769
PepsiCo, Sr. Unscd. Notes	2.75	4/30/2025	15,000	15,689
Prudential Financial, Sr. Unscd. Notes	4.35	2/25/2050	10,000	11,565
Simon Property Group, Sr. Unscd. Notes	4.75	3/15/2042	10,000	12,229
Target, Sr. Unscd. Notes	2.50	4/15/2026	15,000	15,445
The Coca-Cola Company, Sr. Unscd. Notes	2.20	5/25/2022	20,000	20,249
The Goldman Sachs Group, Sr. Unscd. Notes	3.85	1/26/2027	20,000	21,331
The Home Depot, Sr. Unscd. Notes	3.50	9/15/2056	10,000	10,659
The Home Depot, Sr. Unscd. Notes	3.90	12/6/2028	20,000	22,646
The Mosaic Company, Sr. Unscd. Notes	4.25	11/15/2023	20,000	21,317

15

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 39.1% (continued)
United States - 35.6% (continued)
Toyota Motor Credit, Sr. Unscd. Notes	2.60	1/11/2022	25,000	25,438
TWDC Enterprises 18, Gtd. Notes	4.13	6/1/2044	20,000	23,937
U.S. Treasury Bonds	2.25	8/15/2049	2,000	2,030
U.S. Treasury Bonds	2.75	8/15/2047	40,000	44,716
U.S. Treasury Bonds	2.88	5/15/2049	13,000	14,967
U.S. Treasury Bonds	3.00	2/15/2048	30,000	35,179
U.S. Treasury Bonds	3.00	2/15/2049	35,000	41,226
U.S. Treasury Bonds	3.13	2/15/2042	40,000	47,104
U.S. Treasury Bonds	3.13	11/15/2041	38,000	44,738
U.S. Treasury Bonds	3.13	5/15/2048	50,000	60,033
U.S. Treasury Bonds	3.88	8/15/2040	17,000	22,210
U.S. Treasury Bonds	4.38	5/15/2040	35,000	48,692
U.S. Treasury Bonds	4.50	2/15/2036	5,000	6,848
U.S. Treasury Bonds	6.25	5/15/2030	40,000	57,536
U.S. Treasury Notes	1.13	8/31/2021	85,000	84,339
U.S. Treasury Notes	1.13	7/31/2021	125,000	124,065
U.S. Treasury Notes	1.25	10/31/2021	110,000	109,347
U.S. Treasury Notes	1.50	10/31/2021	75,000	74,971
U.S. Treasury Notes	1.88	1/31/2022	45,000	45,338
U.S. Treasury Notes	1.88	8/31/2024	55,000	55,882
U.S. Treasury Notes	2.00	8/31/2021	100,000	100,795
U.S. Treasury Notes	2.00	2/15/2025	35,000	35,796
U.S. Treasury Notes	2.00	8/15/2025	10,000	10,236
U.S. Treasury Notes	2.00	5/31/2024	65,000	66,399
U.S. Treasury Notes	2.00	6/30/2024	65,000	66,367
U.S. Treasury Notes	2.00	4/30/2024	100,000	102,035
U.S. Treasury Notes	2.13	8/15/2021	100,000	100,979
U.S. Treasury Notes	2.13	9/30/2024	18,000	18,500
U.S. Treasury Notes	2.13	7/31/2024	50,000	51,353
U.S. Treasury Notes	2.13	11/30/2024	30,000	30,847
U.S. Treasury Notes	2.25	12/31/2024	25,000	25,873
U.S. Treasury Notes	2.25	7/31/2021	145,000	146,699
U.S. Treasury Notes	2.25	10/31/2024	55,000	56,881
U.S. Treasury Notes	2.25	8/15/2027	39,000	40,795
U.S. Treasury Notes	2.25	11/15/2024	25,000	25,855
U.S. Treasury Notes	2.25	3/31/2026	16,000	16,641
U.S. Treasury Notes	2.38	5/15/2029	28,000	29,695
U.S. Treasury Notes	2.63	5/15/2021	40,000	40,635
U.S. Treasury Notes	2.63	2/15/2029	20,000	21,625
U.S. Treasury Notes	2.75	2/15/2028	35,000	37,998
U.S. Treasury Notes	2.88	5/15/2028	40,000	43,884
U.S. Treasury Notes	3.13	11/15/2028	10,000	11,216

16

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 39.1% (continued)
United States - 35.6% (continued)
Union Pacific, Sr. Unscd. Notes	4.10	9/15/2067	5,000		5,192
United Parcel Service, Sr. Unscd. Notes	3.05	11/15/2027	15,000		15,792
Visa, Sr. Unscd. Notes	3.15	12/14/2025	15,000		16,050
Zoetis, Sr. Unscd. Notes	3.90	8/20/2028	15,000		16,511
Federal Home Loan Mortgage Corp.:
3.50%, 11/1/47-3/1/48			45,006	[c]	46,587
Federal National Mortgage Association:
2.50%			25,000	[c,d]	25,271
2.50%, 11/1/31			24,123	[c]	24,447
3.00%			125,000	[c,d]	127,395
3.00%, 10/1/39-1/1/48			143,773	[c]	147,295
3.50%, 5/1/47-11/1/48			69,271	[c]	71,813
3.50%			175,000	[c,d]	179,929
4.00%			150,000	[c,d]	155,650
4.00%, 9/1/48-12/1/48			62,097	[c]	64,524
4.50%			75,000	[c,d]	78,886
5.00%			25,000	[c,d]	26,741
5.50%			25,000	[c,d]	26,974
Government National Mortgage Association II:
3.00%			100,000	[d]	102,924
3.50%			25,000	[d]	25,943
3.50%, 11/20/46-6/20/49			121,163		125,999
4.00%			100,000	[d]	103,962
4.50%			25,000	[d]	26,175
4.50%, 2/20/49			22,119		23,186
5.00%			25,000	[d]	26,391
				4,545,872
Uruguay - .1%
Uruguay, Sr. Unscd. Bonds	4.98	4/20/2055	10,000		11,725
Total Bonds and Notes (cost $4,856,371)			4,984,409
Description			Shares		Value ($)
Common Stocks - 59.1%
Australia - 1.7%
Australia & New Zealand Banking Group			2,396		44,166
CSL			208		36,711
Dexus			4,068	[e]	33,567
National Australia Bank			2,429		47,906
Westpac Banking			2,484		48,305
				210,655

17

STATEMENT OF INVESTMENTS (continued)

Description	Shares	Value ($)
Common Stocks - 59.1% (continued)
Canada - .8%
Canadian National Railway	511	45,703
The Toronto-Dominion Bank	942	53,791
		99,494
China - 1.4%
3SBio	15,500	[b,f] 28,998
Alibaba Group Holding, ADR	452	[f] 79,855
Tencent Holdings	1,706	69,843
		178,696
Denmark - .5%
Novo Nordisk, Cl. B	547	29,874
Orsted	371	[b] 32,543
		62,417
France - 2.1%
BNP Paribas	939	49,023
Danone	558	46,277
Kering	69	39,263
L'Oreal	208	60,733
Sanofi	417	38,425
Valeo	995	[c] 36,998
		270,719
Germany - 1.3%
Allianz	227	55,445
Brenntag	1,684	84,517
Deutsche Wohnen	759	28,544
		168,506
Hong Kong - 1.5%
AIA Group	9,000	90,104
China Mobile	7,000	56,994
Link REIT	4,500	49,072
		196,170
Ireland - .9%
Accenture, Cl. A	221	40,978
Medtronic	673	73,290
		114,268
Israel - .6%
Bank Hapoalim	8,650	69,186
Japan - 5.8%
Ebara	2,200	66,006
Fast Retailing	100	62,089
Honda Motor	1,600	43,589
KDDI	1,900	52,765
Keyence	100	63,728
M3	1,700	40,993

18

Description	Shares	Value ($)
Common Stocks - 59.1% (continued)
Japan - 5.8% (continued)
Mitsubishi UFJ Financial Group	9,000	47,488
Nippon Telegraph & Telephone	900	44,804
NTT Docomo	1,800	49,588
SoftBank Group	600	23,280
Sony	900	55,213
Sumitomo Mitsui Financial Group	1,200	43,115
Suntory Beverage & Food	700	29,947
Takeda Pharmaceutical	800	29,099
Toyota Motor	1,300	90,792
		742,496
Mexico - .5%
Fomento Economico Mexicano	6,613	58,782
Netherlands - .6%
ASML Holding	256	67,096
Prosus	126	[f] 8,689
		75,785
New Zealand - .3%
Fisher & Paykel Healthcare	2,702	33,175
Norway - .5%
DNB	3,500	63,597
Singapore - .2%
Venture	2,200	25,599
South Africa - .5%
Life Healthcare Group Holdings	15,939	25,168
Naspers, Cl. N	126	17,892
Old Mutual	20,046	26,068
		69,128
South Korea - .3%
Samsung SDI	191	37,348
Spain - .7%
Banco Santander	10,504	42,104
Iberdrola	5,119	52,571
		94,675
Switzerland - 2.0%
ABB	4,470	93,750
Nestle	663	70,783
Roche Holding	306	92,064
		256,597
Taiwan - .5%
Taiwan Semiconductor Manufacturing	7,000	68,642
United Kingdom - 5.3%
Ascential	6,357	[b] 28,755

19

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 59.1% (continued)
United Kingdom - 5.3% (continued)
AstraZeneca	335		32,550
Aviva	7,321		39,375
Barclays	20,171		43,844
BT Group	9,728		25,795
Ferguson	1,099		93,758
GlaxoSmithKline	1,369		31,363
HSBC Holdings	8,149		61,540
Johnson Matthey	1,521		60,486
Legal & General Group	10,919		37,297
Linde	395		78,348
M&G	2,420	[f]	6,702
Prudential	2,420		42,272
RELX	1,338		32,202
Royal Bank of Scotland Group	9,674		26,654
Vodafone Group	17,450		35,578
		676,519
United States - 31.1%
3M	201		33,163
Abbott Laboratories	645		53,928
Adobe	154	[f]	42,801
Albemarle	509		30,917
Alphabet, Cl. C	79	[f]	99,549
Amazon.com	67	[f]	119,036
American Express	437		51,251
American Tower	226	[e]	49,286
Amgen	273		58,217
Apple	876		217,914
Applied Materials	740		40,152
AT&T	1,559		60,006
Automatic Data Processing	180		29,201
Becton Dickinson & Co.	127		32,512
Biogen	132	[f]	39,430
BlackRock	102		47,093
Booking Holdings	16	[f]	32,780
Bristol-Myers Squibb	908		52,092
Brixmor Property Group	1,948	[e]	42,895
Celgene	326	[f]	35,218
Cerner	504		33,829
Cigna	214		38,190
Cisco Systems	1,850		87,893
Citigroup	1,441		103,550
CMS Energy	1,316		84,119
Colgate-Palmolive	673		46,168

20

Description	Shares		Value ($)
Common Stocks - 59.1% (continued)
United States - 31.1% (continued)
Costco Wholesale	145		43,081
CSX	689		48,416
Deere & Co.	468		81,497
Ecolab	242		46,481
Eli Lilly & Co.	398		45,352
Eversource Energy	766		64,145
Gilead Sciences	1,067		67,979
Intel	1,019		57,604
International Flavors & Fragrances	287		35,017
Intuit	110		28,325
Lowe's Companies	464		51,787
Mastercard, Cl. A	278		76,953
Merck & Co.	957		82,934
Microsoft	1,622		232,546
Mondelez International, Cl. A	941		49,355
Morgan Stanley	1,053		48,491
NextEra Energy	260		61,968
NIKE, Cl. B	651		58,297
PayPal Holdings	377	[f]	39,246
PepsiCo	513		70,368
Prologis	549	[e]	48,180
S&P Global	211		54,436
Salesforce.com	344	[f]	53,833
Starbucks	439		37,122
Texas Instruments	407		48,022
The Coca-Cola Company	1,055		57,424
The Estee Lauder Companies, Cl. A	243		45,264
The Goldman Sachs Group	341		72,763
The Home Depot	255		59,818
The PNC Financial Services Group	620		90,954
The Procter & Gamble Company	626		77,943
The TJX Companies	789		45,486
The Walt Disney Company	630		81,850
Thermo Fisher Scientific	232		70,059
Union Pacific	362		59,897
United Parcel Service, Cl. B	426		49,062
Verizon Communications	869		52,548
Visa, Cl. A	470		84,064
VMware, Cl. A	160	[f]	25,323
		3,965,080
Total Common Stocks (cost $7,044,519)	7,537,534

21

STATEMENT OF INVESTMENTS (continued)

Description	Preferred Dividend Yield (%)	Shares	Value ($)
Preferred Stocks - .3%
Brazil - .3%
Banco Bradesco (cost $37,566)	6.11	3,998	35,160
	1-Day Yield (%)
Investment Companies - 9.1%
Registered Investment Companies - 9.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,167,698)	1.79	1,167,698	[g] 1,167,698
Total Investments (cost $13,106,154)		107.6%	13,724,801
Liabilities, Less Cash and Receivables		(7.6%)	(969,313)
Net Assets		100.0%	12,755,488

ADR—American Depository Receipt

a Security issued with a zero coupon. Income is recognized through the accretion of discount.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, these securities were valued at $106,583 or .84% of net assets.

c The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

d Purchased on a forward commitment basis.

e Investment in real estate investment trust within the United States.

f Non-income producing security.

g Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

22

Portfolio Summary (Unaudited) †	Value (%)
U.S. Treasury Securities	15.7
U.S. Government Agencies Mortgage-Backed	11.2
Banks	9.7
Health Care	9.4
Investment Companies	9.1
Information Technology	6.3
Telecommunication Services	4.6
Internet Software & Services	3.1
Chemicals	2.9
Utilities	2.9
Technology Hardware & Equipment	2.7
Real Estate	2.4
Diversified Financials	2.4
Insurance	2.4
Industrial	2.2
Retailing	2.2
Beverage Products	2.0
Semiconductors & Semiconductor Equipment	1.9
Transportation	1.9
Food Products	1.8
Automobiles & Components	1.5
Consumer Discretionary	1.5
Consumer Staples	1.4
Electronic Components	.9
Commercial & Professional Services	.9
Foreign Governmental	.8
Media	.8
Consumer Durables & Apparel	.8
Supranational Bank	.5
U.S. Government Agencies	.4
Household & Personal Products	.4
Food & Staples Retailing	.3
Commercial Mortgage Pass-Through Ctfs.	.3
Advertising	.2
Forest Products & Other	.1
107.6

† Based on net assets.

See notes to financial statements.

23

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 10/31/18($)	Purchases($)	Sales($)	Value 10/31/19($)	Net Assets (%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	16,521,006	15,353,308	1,167,698	9.1	58,835

See notes to financial statements.

24

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	11,938,456	12,557,103
Affiliated issuers	1,167,698	1,167,698
Cash		28,799
Cash denominated in foreign currency	1,754	1,777
Receivable for investment securities sold		259,732
Dividends and interest receivable		58,403
Receivable for shares of Common Stock subscribed		36
Prepaid expenses		4,978
		14,078,526
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		20,829
Payable for investment securities purchased		1,232,663
Directors fees and expenses payable		1,142
Other accrued expenses		68,404
		1,323,038
Net Assets ($)		12,755,488
Composition of Net Assets ($):
Paid-in capital		12,987,665
Total distributable earnings (loss)		(232,177)
Net Assets ($)		12,755,488

Net Asset Value Per Share	Class K	Service Shares
Net Assets ($)	11,752,708	1,002,780
Shares Outstanding	935,384	80,000
Net Asset Value Per Share ($)	12.56	12.53

See notes to financial statements.

25

STATEMENT OF OPERATIONS
Year Ended October 31, 2019

Investment Income ($):
Income:
Dividends (net of $11,747 foreign taxes withheld at source):
Unaffiliated issuers	161,775
Affiliated issuers	58,835
Interest (net of $418 foreign taxes withheld at source)	88,050
Total Income	308,660
Expenses:
Management fee—Note 3(a)	34,447
Professional fees	110,584
Registration fees	51,744
Prospectus and shareholders’ reports	10,962
Custodian fees—Note 3(c)	8,556
Shareholder servicing costs—Note 3(c)	3,266
Distribution fees—Note 3(b)	2,846
Directors’ fees and expenses—Note 3(d)	531
Loan commitment fees—Note 2	325
Miscellaneous	32,737
Total Expenses	255,998
Less—reduction in expenses due to undertaking—Note 3(a)	(205,360)
Net Expenses	50,638
Investment Income—Net	258,022
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(773,288)
Net realized gain (loss) on forward foreign currency exchange contracts	(5,812)
Net Realized Gain (Loss)	(779,100)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	1,832,702
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(63,047)
Net Change in Unrealized Appreciation (Depreciation)	1,769,655
Net Realized and Unrealized Gain (Loss) on Investments	990,555
Net Increase in Net Assets Resulting from Operations	1,248,577

See notes to financial statements.

26

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2019[a]	2018[b]
Operations ($):
Investment income—net	258,022	625,465
Net realized gain (loss) on investments	(779,100)	(270,533)
Net change in unrealized appreciation (depreciation) on investments	1,769,655	(1,151,687)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,248,577	(796,755)
Distributions ($):
Distributions to shareholders:
Class K	(222,034)	-
Service Shares	(18,216)	-
Class A	-	(18,544)
Class C	-	(13,544)
Class I	-	(202,370)
Class Y	-	(222,490)
Total Distributions	(240,250)	(456,948)
Capital Stock Transactions ($):
Net proceeds from shares sold
Class A	-	1,000,000
Class C	-	1,000,000
Class I	-	11,000,000
Class Y	-	12,000,000
Net assets received in connection with reorganization—Note 1	864	-
Cost of shares redeemed
Class I	-	(6,000,000)
Class Y	-	(6,000,000)
Increase (Decrease) in Net Assets from Capital Stock Transactions	864	13,000,000
Total Increase (Decrease) in Net Assets	1,009,191	11,746,297
Net Assets ($):
Beginning of Period	11,746,297	-
End of Period	12,755,488	11,746,297

27

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2019[a]	2018[b]
Capital Share Transactions (Shares):
Class K
Shares issued in connection with reorganization—Note 1	(202)	-
Class A
Shares sold	-	80,000
Net Increase (Decrease) in Shares Outstanding	-	80,000
Class C
Shares sold	-	80,000
Net Increase (Decrease) in Shares Outstanding	-	80,000
Class I
Shares sold	-	880,000
Shares redeemed	-	(492,207)
Net Increase (Decrease) in Shares Outstanding	-	387,793
Class Y
Shares sold	-	960,000
Shares redeemed	-	(492,207)
Net Increase (Decrease) in Shares Outstanding	-	467,793

[a] Effective April 1, 2019, Class A shares were redesignated into Service Shares and Class Y shares were redesignated into Class K shares. Class C and Class I shares were exchanged for Class K shares and are no longer active. During the period ended October 31, 2019, 387,793 Class I shares representing $4,544,937 were exchanged for 387,793 Class K shares and 80,000 Class C shares representing $934,400 were exchanged for 79,727 Class K shares.

[b] From November 30, 2017 (commencement of operations) to October 31, 2018.
See notes to financial statements.

28

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class K Shares	2019[a]	2018[b]
Per Share Data ($):
Net asset value, beginning of period	11.57	12.50
Investment Operations:
Investment income—net[c]	.26	.37
Net realized and unrealized gain (loss) on investments	.97	(1.05)
Total from Investment Operations	1.23	(.68)
Distributions:
Dividends from investment income—net	(.24)	(.25)
Net asset value, end of period	12.56	11.57
Total Return (%)	11.03	(5.64)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.11	2.19[e]
Ratio of net expenses to average net assets	.40	.71[e]
Ratio of net investment income to average net assets	2.16	3.10[e]
Portfolio Turnover Rate	220.33	81.07[d]
Net Assets, end of period ($ x 1,000)	11,753	5,412

a Effective April 1, 2019, Class Y shares were redesignated as Class K Shares.

b From November 30, 2017 (commencement of operations) to October 31, 2018.

c Based on average shares outstanding.

d Not annualized.

e Annualized.

See notes to financial statements.

29

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Service Shares	2019[a]	2018[b]
Per Share Data ($):
Net asset value, beginning of period	11.56	12.50
Investment Operations:
Investment income—net[c]	.23	.32
Net realized and unrealized gain (loss) on investments	.97	(1.03)
Total from Investment Operations	1.20	(.71)
Distributions:
Dividends from investment income—net	(.23)	(.23)
Net asset value, end of period	12.53	11.56
Total Return (%)	10.73	(5.79)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.34	2.56[e]
Ratio of net expenses to average net assets	.62	.96[e]
Ratio of net investment income to average net assets	1.95	2.78[e]
Portfolio Turnover Rate	220.33	81.07[d]
Net Assets, end of period ($ x 1,000)	1,003	925

a Effective April 1, 2019, Class A shares were redesignated as Service Shares.

b From November 30, 2017 (commencement of operations) to October 31, 2018.

c Based on average shares outstanding.

d Not annualized.

e Annualized.

See notes to financial statements.

30

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Sustainable Balanced Fund (the “fund”) is a separate diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Each of Newton Investment Management (North America) Limited (“Newton”) and, as of April 1, 2019, Mellon Investments Corporation (“Mellon”), each a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serve as the fund’s sub-investment advisers (the “Sub-Advisers”).

On April 1, 2019, the fund changed its name from Dreyfus Global Multi-Asset Income Fund to BNY Mellon Sustainable Balanced Fund and made related changes to its investment strategy and process, which are set forth in detail in the prospectus. In addition, the fund’s Class Y shares were redesignated as Class K shares, Class C and Class I shares were exchanged for Class K and Class K shares will generally be offered only to state-sponsored retirement plans that meet certain investment criteria set forth in the prospectus, Class A shares were redesignated as Service shares and will generally be offered only to holders of Class K shares who terminate their relationship with state-sponsored retirement plans.

Effective June 3, 2019, the Company changed its name from Advantage Funds, Inc. to BNY Mellon Advantage Funds, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 400 million shares of $.001 par value Common Stock. The fund currently has authorized two classes of shares: Class K shares (300 million shares authorized) and Service shares (100 million shares authorized). Class K shares are generally only offered to state-sponsored retirement plans. Service Class shares are generally offered only to holders of Class K who terminate their relationship with state-

31

NOTES TO FINANCIAL STATEMENTS (continued)

sponsored retirement plans. Each class of shares has identical rights and privileges, except with respect to the Shareholder Services Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2019, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding Class K shares and Service Shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether

32

such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment

33

NOTES TO FINANCIAL STATEMENTS (continued)

companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service approved by the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of October 31, 2019 in valuing the fund’s investments:

34

Assets ($)	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Investments in Securities:†
Collateralized Municipal-Backed Securities	-	33,745	-	33,745
Corporate Bonds	-	1,387,268	-	1,387,268
Equity Securities – Common Stocks	7,537,534	-	-	7,537,534
Equity Securities – Preferred Stocks	35,160	-	-	35,160
Foreign Governmental	-	106,690	-	106,690
Investment Companies	1,167,698	-	-	1,167,698
U.S. Government Agencies		46,289		46,289
U.S. Government Agencies Mortgage-Backed	-	1,410,092	-	1,410,092
U.S. Treasury Securities	-	2,000,325	-	2,000,325

†  See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

35

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the two years period ended October 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $159,455, accumulated capital losses $995,493 and unrealized appreciation $603,861.

36

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2019. If not applied, the fund has $305,935 of short-term capital losses and $689,558 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal period ended October 31, 2019 and October 31, 2018 were as follows: ordinary income $240,250 and $456,948, respectively.

(h) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date.

Also effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2017-08 and ASU 2018-13 had no impact on the operations of the fund for the period ended October 31, 2019.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective

37

NOTES TO FINANCIAL STATEMENTS (continued)

Facility at the time of borrowing. During the period ended October 31, 2019, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .11% of the value of the fund’s average daily net assets and is payable monthly. Effective as of April 1, 2019, the Board approved a reduction in the management fee from an annual rate of .55% to an annual rate of .11% of the value of the fund’s average daily net assets. The Adviser had contractually agreed, from November 1, 2018 through March 31, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of Class A, Class C, Class I and Class Y (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .70% of the value of the fund’s average daily net assets. The Adviser has contractually agreed, from April 1, 2019 through April 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of Class K and Service shares (excluding certain expenses as described above) exceed .15% of the value of the fund’s average daily net assets. On or after April 1, 2020, The Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $205,360 during the period ended October 31, 2019.

Pursuant to a sub-investment advisory agreements between the Adviser and the respective Sub-Advisers, Newton and Mellon each serve as the fund’s sub-investment adviser responsible for the day-to-day management of a portion of the fund’s portfolio. The Adviser pays each of Newton and Mellon a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is

38

not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares paid the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2019, Class C shares were charged $2,846 pursuant to the Distribution Plan. Effective April 1, 2019, the Distribution Plan adopted pursuant to Rule 12b-1 under the Act for Class C shares was terminated.

(c) Under the Shareholder Services Plan, Class A and Class C shares paid the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2019, Class A and Class C shares were charged $951 and $949, respectively, pursuant to the Shareholder Services Plan. Effective April 1, 2019, the Shareholder Service Plan for Class A and Class C shares was terminated.

Effective April 1, 2019, Under the Shareholder Services Plan, Service shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. Pursuant to the Plan, the Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2019, the fund was charged $1,415 pursuant to the Shareholder Services Plan.

39

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. The fund had an arrangement with the custodian to receive earnings credits when positive cash balances were maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2019, the fund was charged $47 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2019, the fund was charged $8,556 pursuant to the custody agreement.

During the period ended October 31, 2019, the fund was charged $11,610 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $13,101, Shareholder Services Plan fees of $210, custodian fees of $3,006, Chief Compliance Officer fees of $4,504 and transfer agency fees of $8.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and foreign currency exchange contracts (“forward contracts”), during the period ended October 31, 2019, amounted to $22,195,148 and $22,281,271, respectively.

40

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2019 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At October 31, 2019, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2019:

Average Market Value ($)
Forward contracts	691,609

41

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019, the cost of investments for federal income tax purposes was $13,120,261; accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $604,540, consisting of $794,621 gross unrealized appreciation and $190,081 gross unrealized depreciation.

42

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Sustainable Balanced Fund (formerly, Dreyfus Global Multi-Asset Income Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Sustainable Balanced Fund (the “Fund”) (formerly, Dreyfus Global Multi-Asset Income Fund) (one of the funds constituting BNY Mellon Advantage Funds, Inc.), including the statements of investments and investments in affiliated issuers, as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets, the financial highlights for the year ended October 31, 2019 and the period from November 30, 2017 (commencement of operations) through October 31, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Advantage Funds, Inc.) at October 31, 2019, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year ended October 31, 2019 and the period from November 30, 2017 (commencement of operations) through October 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 23, 2019

43

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 28.32% of the ordinary dividends paid during the fiscal year ended October 31, 2019 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $75,469 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2020 of the percentage applicable to the preparation of their 2019 income tax returns.

44

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 120

———————

Peggy C. Davis (76)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 44

———————

David P. Feldman (79)
Board Member (1996)
Principal Occupation During Past 5 Years:

• Retired

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 30

———————

45

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Gina D. France (61)
Board Member (2019)
Principal Occupation During Past 5 Years:

• Founder, President and Chief Executive Officer, France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States (2003 –Present)

• Corporate Director and Trustee (2004 – Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016 – Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011 – Present)

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2015 – Present)

• Baldwin Wallace University, Trustee (2013- Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004 – 2016)

No. of Portfolios for which Board Member Serves: 30

———————

Joan Gulley (72)
Board Member (2017)
Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

• Director, Nantucket Library (2015-Present)

No. of Portfolios for which Board Member Serves: 50

———————

Ehud Houminer (79)
Board Member (1993)
Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-Present)

• Trustee, Ben Gurion University (2012-2018)

No. of Portfolios for which Board Member Serves: 50

———————

Lynn Martin (79)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Retired

No. of Portfolios for which Board Member Serves: 30

———————

46

Robin A. Melvin (56)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-Present; Board member (2013-Present)

No. of Portfolios for which Board Member Serves: 97

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James F. Henry, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

47

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since November 2019; Managing Counsel of BNY Mellon from April 2014 to November 2019; Secretary of the Adviser, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

48

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since November 2019; Counsel of BNY Mellon from May 2016 to November 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2005.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (64 investment companies, comprised of 143 portfolios). He is 62 years old and has served in various capacities with the the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 136 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

49

For More Information

BNY Mellon Sustainable Balanced Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-AdvisersNewton Investment Management
(North America) Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Mellon Investment Corporation
BNY Mellon Center
One Boston Place
Boston, MA 02108

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class K: DRAKX Service: DRASX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 4120AR1019

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $235,095 in 2018 and $192,098 in 2019.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $82,205 in 2018 and $63,204 in 2019. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $27,457 in 2018 and $15,035 in 2019. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $316 in 2018 and $314 in 2019.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2018 and $0 in 2019.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $678,320 in 2018 and $616,767 in 2019.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Advantage Funds, Inc.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    December 20, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    December 20, 2019

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    December 20, 2019

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)